EXHIBIT 99.1


THE INFORMATION CONTAINED IN THIS DISKETTE IS ALL OF THE INFORMATION SET FORTH ON ANNEX A AND ANNEX A-2 TO THE PROSPECTUS Supplement dated November __, 2002 to the Prospectus dated November 8, 2002 (collectively, the "Preliminary Prospectus"), relating to the GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-3 (the "Certificates") and should be reviewed only in conjunction with a careful review of the Preliminary Prospectus. Such information does not include any information relating to the structure of the Certificates and does not include all relevant information relating to the underlying mortgage loans. Such information is set forth in the Preliminary Prospectus, and particular attention should be paid to the risks and special considerations associated with an investment in the Certificates described in the Preliminary Prospectus. The information contained in this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Any information contained in this diskette is more fully described in the Preliminary Prospectus. Prior to making any investment decision, a prospective investor shall receive and should carefully review the Final Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.

GE CAPITAL COMMERCIAL MORTGAGE CORPORATION, SERIES 2002-3

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES
--------------------------------------------------------------------------------

                                                           % OF                         MORTGAGE                         CUT-OFF
                                                       INITIAL POOL      # OF             LOAN         ORIGINAL            DATE
 ID                     PROPERTY NAME                     BALANCE     PROPERTIES       SELLER (1)       BALANCE          BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
  1     Westfield Shoppingtown Portfolio (6)               8.27%           2              GACC         97,000,000       96,920,657
  1a    Westfield Shoppingtown MainPlace                   4.27%                          GACC         50,093,897       50,052,922
  1b    Westfield Shoppingtown Galleria at Roseville       4.00%                          GACC         46,906,103       46,867,736
  2     The Parkway II Apartments (7)                      2.52%           1              GACC         29,500,000       29,500,000
  3     The Parkway I Apartments (8)                       1.68%           1              GACC         19,720,000       19,720,000
-----------------------------------------------------------------------------------------------------------------------------------
  4     Colonie Center (9)                                 3.59%           1              BOFA         42,000,000       42,000,000
  5     South Tryon Square                                 3.10%           1              BOFA         36,350,000       36,350,000
  6     Highlands Plaza I Office Building                  1.73%           1              BOFA         20,325,000       20,281,000
  7     Commerce Center I & II Summary (6)                 1.37%           2              BOFA         16,080,000       16,045,190
  7a    Commerce Center II                                 0.88%                          BOFA         10,320,000       10,297,659
-----------------------------------------------------------------------------------------------------------------------------------
  7b    Commerce Center I                                  0.49%                          BOFA          5,760,000        5,747,531
  8     The Market at the Waterfront                       2.68%           1              GACC         31,500,000       31,422,746
  9     Carroll's Creek Landing Apartments (11)            2.48%           1              GACC         29,000,000       29,000,000
 10     Chino Hills Marketplace                            2.14%           1              GECC         25,300,000       25,049,344
 11     Frederick Crossing                                 2.13%           1              GECC         25,000,000       25,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 12     Medlock Crossing Shopping Center                   1.88%           1              GACC         22,000,000       21,966,292
 13     1511 Third Avenue                                  1.71%           1              GACC         20,000,000       20,000,000
 14     UDR Portfolio - Ashley Oaks Apartments             1.60%           1              BOFA         18,720,000       18,720,000
 15     River City Renaissance Apartments (6)              1.57%           3              GACC         18,400,000       18,384,141
 15a    Gilmour Court Apartments                           0.79%                          GACC          9,271,875        9,263,883
-----------------------------------------------------------------------------------------------------------------------------------
 15b    River City Renaissance II Apartments               0.40%                          GACC          4,639,931        4,635,931
 15c    River City Renaissance I Apartments                0.38%                          GACC          4,488,194        4,484,326
 16     TNT Logistics Warehouse - Laurens, SC              1.54%           1              BOFA         18,050,000       18,000,781
 17     Pasadena Office Tower                              1.53%           1              GECC         18,000,000       17,970,614
 18     University Village at Boulder Creek                1.45%           1              GECC         17,000,000       17,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 19     North County Square                                1.42%           1              GECC         16,700,000       16,671,123
 20     Walmart - Altoona (12)                             1.39%           1              GACC         16,232,526       16,232,526
 21     306 East 61st Street                               1.35%           1              GACC         15,850,000       15,850,000
 22     The Madison Building                               1.24%           1              GACC         14,600,000       14,575,296
 23     Northwest-West Willows Tech Center (13)            1.23%           1              BOFA         14,441,926       14,399,938
-----------------------------------------------------------------------------------------------------------------------------------
 24     CLK2 - Aspen Lodge Apartments                      1.20%           1              BOFA         14,080,000       14,080,000
 25     Merrick Commons                                    1.20%           1              GACC         14,000,000       14,000,000
 26     Budget Mini-Storage                                1.19%           1              GECC         14,000,000       13,966,262
 27     The Shops of Hilshire Village                      1.17%           1              BOFA         13,800,000       13,699,206
 28     Alamosa Plaza Shopping Center                      1.15%           1              BOFA         13,500,000       13,500,000
-----------------------------------------------------------------------------------------------------------------------------------
 29     CLK2 - Mission Springs Apartments                  1.14%           1              BOFA         13,350,000       13,350,000
 30     Treehouse Village Apartments                       1.12%           1              BOFA         13,160,000       13,144,646
 31     Lakeshore Apartments                               1.11%           1              BOFA         13,000,000       12,979,749
 32     Shoppes of Boynton                                 1.09%           1              GECC         12,750,000       12,723,170
 33     CLK2 - Casa De Fuentes Apartments                  1.08%           1              BOFA         12,640,000       12,640,000
-----------------------------------------------------------------------------------------------------------------------------------
 34     Lake Village MHC                                   1.05%           1              GECC         12,250,000       12,250,000
 35     Burton Hills III                                   1.03%           1              GECC         12,100,000       12,090,233
 36     Waverly Woods Center                               1.02%           1              BOFA         12,000,000       11,905,061
 37     Park Plaza Office Building                         1.01%           1              BOFA         11,950,000       11,888,061
 38     Prescott Industrial Park (14)                      1.00%           1              GACC         11,700,000       11,700,000
-----------------------------------------------------------------------------------------------------------------------------------
 39     University Courtyard Apartments                    0.96%           1              BOFA         11,300,000       11,280,237
 40     Eaton Square Apartments (15)                       0.95%           1              BOFA         11,176,407       11,169,418
 41     BJ's Wholesale Club - Woodstock, GA                0.94%           1              BOFA         11,000,000       10,981,622
 42     Alpine Apartments                                  0.82%           1              GACC          9,600,000        9,591,618
 43     Mountain Creek Apartments                          0.82%           1              GACC          9,600,000        9,577,025
-----------------------------------------------------------------------------------------------------------------------------------
 44     Walgreens - Puyallup                               0.30%           1              GECC          3,535,000        3,535,000
 45     Walgreens - Royal Palm Beach                       0.25%           1              GECC          2,935,000        2,931,700
 46     Walgreens - Lantana                                0.23%           1              GECC          2,680,000        2,676,987
 47     Walden Shores Apartments                           0.77%           1              BOFA          9,000,000        8,983,900
 48     Whispering Pines (12)                              0.69%           1              GECC          8,100,000        8,100,000
-----------------------------------------------------------------------------------------------------------------------------------
 49     Quality Plaza Industrial Park                      0.63%           1              GECC          7,350,000        7,333,678
 50     Quality Plaza Industrial Park II                   0.06%           1              GECC            650,000         648,557
 51     High Park Village/ Continental Park Apartments     0.65%           1              BOFA          7,700,000        7,616,469
 52     Scottsdale Crossing                                0.65%           1              GECC          7,600,000        7,600,000
 53     Orchards at 800 North                              0.64%           1              GACC          7,500,000        7,500,000
-----------------------------------------------------------------------------------------------------------------------------------
 54     Key Plaza                                          0.62%           1              GECC          7,250,000        7,228,459
 55     The Oaks on Hovey                                  0.61%           1              BOFA          7,140,000        7,134,082
 56     NCR Office Building                                0.56%           1              GACC          6,600,000        6,600,000
 57     Rimrock Marketplace                                0.55%           1              GACC          6,500,000        6,494,892
 58     Old Line Centre                                    0.54%           1              GECC          6,350,000        6,345,077
-----------------------------------------------------------------------------------------------------------------------------------
 59     Copperwood Center                                  0.54%           1              GECC          6,285,000        6,285,000
 60     Crestbrook Apartments                              0.30%           1              GECC          3,500,000        3,500,000
 61     Oak Park Village                                   0.22%           1              GECC          2,600,000        2,600,000
 62     The UCLA/Los Angeles Times Building                0.51%           1              GECC          6,000,000        6,000,000
 63     Holiday Inn Winchester (12)                        0.51%           1              GACC          6,000,000        6,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 64     1919 North Loop West Office Building               0.50%           1              GECC          5,900,000        5,900,000
 65     Harbor Pines Portfolio (6)                         0.50%           2              GECC          5,840,000        5,840,000
 65a    Harbor Pines Mobile Home Community                 0.32%                          GECC          3,698,667        3,698,667
 65b    Harbor Pines Self Storage                          0.18%                          GECC          2,141,333        2,141,333
 66     Bowling Green Retail Center                        0.50%           1              GECC          5,820,000        5,815,488
-----------------------------------------------------------------------------------------------------------------------------------
 67     Newport Place Office Building                      0.47%           1              GACC          5,525,000        5,525,000
 68     UDR Portfolio - Cimarron City Apartments           0.47%           1              BOFA          5,520,000        5,520,000
 69     Shops at FishHawk                                  0.45%           1              GECC          5,350,000        5,328,437
 70     CLK - Cedar Bluff Apartments (16)                  0.42%           1              BOFA          4,930,000        4,930,000
 71     Bell Camino Center                                 0.41%           1              GECC          4,850,000        4,846,209
-----------------------------------------------------------------------------------------------------------------------------------
 72     Southern Gardens Apartments                        0.40%           1              GACC          4,700,000        4,700,000
 73     Summer Breeze Apartments                           0.38%           1              GACC          4,500,000        4,491,383
 74     Cambridge Commons Shopping Center                  0.38%           1              BOFA          4,500,000        4,465,296
 75     The Vinings Center                                 0.38%           1              BOFA          4,446,717        4,415,023
 76     Walgreens - Anaheim                                0.38%           1              GECC          4,400,000        4,400,000
-----------------------------------------------------------------------------------------------------------------------------------
 77     Palatka Marketplace                                0.38%           1              GECC          4,400,000        4,393,194
 78     Brunswick Shopping Center                          0.37%           1              BOFA          4,400,000        4,363,508
 79     Walgreens - Chula Vista                            0.37%           1              GECC          4,350,000        4,340,964
 80     Storage 2000 - Stafford                            0.37%           1              GECC          4,340,000        4,340,000
 81     Saratoga Apartments                                0.37%           1              BOFA          4,320,000        4,313,270
-----------------------------------------------------------------------------------------------------------------------------------
 82     Sentry Self Storage Portfolio (6)                  0.36%           3              GECC          4,270,000        4,260,076
 82a    Sentry Self Storage - Williamsburg                 0.14%                          GECC          1,652,903        1,649,062
 82b    Sentry Self Storage - Chesapeake                   0.11%                          GECC          1,308,548        1,305,507
 82c    Sentry Self Storage - Newport News                 0.11%                          GECC          1,308,548        1,305,507
 83     Walgreens - Sacramento                             0.36%           1              GECC          4,170,000        4,167,273
-----------------------------------------------------------------------------------------------------------------------------------
 84     A-Alamo Storage (17)                               0.34%           1              GECC          4,019,681        4,010,933
 85     Montana Avenue Mixed Use                           0.34%           1              GECC          4,000,000        4,000,000
 86     Westheimer Dunvale II & III                        0.33%           1              GECC          3,912,000        3,898,583
 87     Red Oak Corners                                    0.32%           1              GECC          3,800,000        3,778,524
 88     Stoneridge Apartments                              0.32%           1              GECC          3,760,000        3,760,000
-----------------------------------------------------------------------------------------------------------------------------------
 89     Walgreens - Marco Island                           0.31%           1              GECC          3,630,000        3,630,000
 90     Fair Oaks Mobile Home Park                         0.31%           1              GECC          3,600,000        3,600,000
 91     Shops at Shiloh Crossing                           0.31%           1              GACC          3,600,000        3,597,646
 92     Monterey Apartments                                0.31%           1              GECC          3,600,000        3,597,209
 93     Walgreens - Mount Pleasant                         0.31%           1              BOFA          3,575,000        3,572,669
-----------------------------------------------------------------------------------------------------------------------------------
 94     Walgreens - North Myrtle Beach                     0.29%           1              BOFA          3,400,000        3,397,783
 95     Bedford West                                       0.29%           1              BOFA          3,370,000        3,355,492
 96     Auto Mall Parkway Self Storage                     0.29%           1              GECC          3,352,000        3,347,928
 97     San Luis Obispo City Storage                       0.28%           1              GECC          3,300,000        3,300,000
 98     Indian River Plaza                                 0.27%           1              GECC          3,200,000        3,195,247
-----------------------------------------------------------------------------------------------------------------------------------
 99     Walgreens - Houston                                0.27%           1              GECC          3,180,000        3,180,000
100     Storage 2000 - Fredericksburg                      0.26%           1              GECC          3,000,000        3,000,000
101     Westbay Apartments                                 0.26%           1              BOFA          3,000,000        2,993,372
102     Walgreens Fortification - Jackson                  0.26%           1              GACC          2,988,949        2,988,949
103     Greens at Broken Arrow, Phase II                   0.25%           1              GECC          2,966,000        2,966,000
-----------------------------------------------------------------------------------------------------------------------------------
104     Shurgard Storage                                   0.25%           1              GECC          2,900,000        2,900,000
105     Walgreens - Clinton                                0.24%           1              GACC          2,868,684        2,868,684
106     Windermere Office Building                         0.23%           1              BOFA          2,725,000        2,712,234
107     Buckhead Villa Apartments (12)                     0.23%           1              GACC          2,650,000        2,650,000
108     Roanoke Corners Shopping Center                    0.23%           1              GECC          2,650,000        2,639,142
-----------------------------------------------------------------------------------------------------------------------------------
109     Creek Walk Apartments                              0.22%           1              GECC          2,600,000        2,597,845
110     The Greens at Owasso, Phase II                     0.22%           1              GECC          2,550,000        2,550,000
111     New Iberia Shopping Center                         0.22%           1              BOFA          2,550,000        2,528,981
112     Walgreens Ridgewood - Jackson                      0.21%           1              GACC          2,497,846        2,497,846
113     Staples-Waterville Commons                         0.21%           1              BOFA          2,475,000        2,464,915
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114     Stoney Creek Mobile Home Community                 0.20%           1              GECC          2,400,000        2,400,000
115     Walgreens - Santa Maria                            0.20%           1              BOFA          2,390,000        2,384,136
116     U.S. Storage - Atascocita                          0.20%           1              GECC          2,325,000        2,319,397
117     Victory Village MHC                                0.20%           1              GECC          2,300,000        2,300,000
118     CC Mangum Building                                 0.20%           1              GACC          2,300,000        2,298,509
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119     Folsom-Stockton Self Storage (6)                   0.19%           2              GECC          2,250,000        2,242,713
119a    Folsom Self Storage                                0.12%                          GECC          1,380,548        1,376,077
119b    Stockton Self Storage                              0.07%                          GECC            869,452          866,636
120     Baytown Self Storage Center                        0.19%           1              GECC          2,240,000        2,240,000
121     Shoppes at 41st Street II                          0.19%           1              GECC          2,225,000        2,216,558
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122     Residence Group Apartments South                   0.19%           1              BOFA          2,200,000        2,196,653
123     Bellaire / Stella Link Retail Center               0.18%           1              GECC          2,150,000        2,144,870
124     Turtle Run Shoppes                                 0.18%           1              GECC          2,100,000        2,100,000
125     Isanti Estates Mobile Home Park                    0.18%           1              GECC          2,050,000        2,050,000
126     University Suites                                  0.17%           1              GECC          2,000,000        1,997,875
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127     El Rancho Grande Apartments (12)                   0.17%           1              GECC          1,954,000        1,954,000
128     Erwin Acres Shopping Center                        0.15%           1              GECC          1,762,000        1,762,000
129     CVS - Tell City                                    0.13%           1              GECC          1,520,000        1,518,333
130     Eckerd - Cape May                                  0.13%           1              GECC          1,500,000        1,497,772
131     Garland Industrial Center                          0.09%           1              BOFA          1,012,500        1,009,224
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

           GENERAL                  DETAILED                                                         INTEREST         ORIGINAL
          PROPERTY                  PROPERTY                        INTEREST     ADMINISTRATIVE      ACCRUAL      TERM TO MATURITY
 ID          TYPE                     TYPE                            RATE          FEE RATE          BASIS         OR APD (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------
  1      Retail                 Anchored                           6.2241190%       0.03210%        Actual/360           120
  1a     Retail                 Anchored
  1b     Retail                 Anchored
  2      Multifamily            Conventional                       6.0000000%       0.03210%        Actual/360            84
  3      Multifamily            Conventional                       6.0000000%       0.03210%        Actual/360            84
  4      Retail                 Anchored                           5.7000000%       0.12210%        Actual/360            58
  5      Office                 CBD                                6.3600000%       0.12210%        Actual/360           120
  6      Office                 Suburban                           6.8500000%       0.12210%        Actual/360           120
  7      Industrial             Industrial                         6.8500000%       0.12210%        Actual/360           120
  7a     Industrial             Industrial
  7b     Industrial             Industrial
  8      Retail                 Anchored                           6.3500000%       0.03210%        Actual/360           120
  9      Multifamily            Conventional                       7.6500000%       0.06210%        Actual/360           180
 10      Retail                 Anchored                           7.3400000%       0.03210%        Actual/360           120
 11      Retail                 Anchored                           5.9500000%       0.03210%        Actual/360           120
 12      Retail                 Anchored                           6.7700000%       0.03210%        Actual/360           120
 13      Retail                 Anchored                           5.6800000%       0.03210%        Actual/360           120
 14      Multifamily            Conventional                       6.1500000%       0.12210%        Actual/360           120
 15      Multifamily            Conventional                       5.8500000%       0.03210%        Actual/360           120
 15a     Multifamily            Conventional
 15b     Multifamily            Conventional
 15c     Multifamily            Conventional
 16      Industrial             Industrial/Office                  6.0000000%       0.12210%        Actual/360           120
 17      Office                 CBD                                6.5000000%       0.03210%        Actual/360            84
 18      Multifamily            Student Housing                    5.7100000%       0.03210%        Actual/360           120
 19      Retail                 Anchored                           6.2500000%       0.03210%        Actual/360           120
 20      Retail                 CTL                                6.9000000%       0.03210%        Actual/360           121
 21      Office                 CBD                                6.2000000%       0.03210%        Actual/360           120
 22      Mixed Use              Office/Retail                      6.3450000%       0.03210%        Actual/360           120
 23      Industrial             Industrial/Office                  7.1800000%       0.12210%        Actual/360           106
 24      Multifamily            Conventional                       6.2000000%       0.12210%        Actual/360            84
 25      Retail                 Anchored                           6.5500000%       0.03210%        Actual/360           120
 26      Self Storage           Self Storage                       6.7000000%       0.03210%        Actual/360           120
 27      Retail                 Anchored                           7.1900000%       0.12210%        Actual/360           120
 28      Retail                 Anchored                           6.1500000%       0.12210%        Actual/360            84
 29      Multifamily            Conventional                       5.6000000%       0.12210%        Actual/360            84
 30      Multifamily            Student Housing                    6.4500000%       0.07210%        Actual/360           120
 31      Multifamily            Conventional                       6.7000000%       0.05210%        Actual/360           120
 32      Retail                 Anchored                           6.9600000%       0.03210%        Actual/360           120
 33      Multifamily            Conventional                       6.2000000%       0.12210%        Actual/360            84
 34      Manufactured Housing   Manufactured Housing               5.8100000%       0.03210%        Actual/360           120
 35      Office                 Suburban                           6.1000000%       0.03210%        Actual/360           120
 36      Retail                 Anchored                           7.2000000%       0.12210%        Actual/360           120
 37      Office                 CBD                                7.3700000%       0.07210%        Actual/360           120
 38      Industrial             Industrial                         5.7500000%       0.03210%        Actual/360            60
 39      Multifamily            Student Housing                    6.2000000%       0.12210%        Actual/360            84
 40      Multifamily            Conventional                       7.0930000%       0.10210%        Actual/360           117
 41      Retail                 Anchored                           6.4000000%       0.07210%        Actual/360           120
 42      Multifamily            Conventional                       5.8000000%       0.03210%        Actual/360            60
 43      Multifamily            Conventional                       6.4500000%       0.05210%        Actual/360           120
 44      Retail                 Anchored                           6.2800000%       0.03210%        Actual/360            60
 45      Retail                 Anchored                           6.6300000%       0.03210%        Actual/360            60
 46      Retail                 Anchored                           6.6300000%       0.03210%        Actual/360            60
 47      Multifamily            Conventional                       6.1000000%       0.12210%        Actual/360           120
 48      Manufactured Housing   Manufactured Housing               5.8000000%       0.03210%        Actual/360           121
 49      Mixed Use              Industrial/Office/Retail           6.7500000%       0.03210%        Actual/360           120
 50      Industrial             Industrial/Office                  6.7500000%       0.03210%        Actual/360           120
 51      Multifamily            Student Housing                    6.9500000%       0.12210%        Actual/360           120
 52      Retail                 Shadow Anchored                    6.4700000%       0.03210%        Actual/360           120
 53      Retail                 Anchored                           6.2500000%       0.03210%        Actual/360           120
 54      Retail                 Anchored                           7.6900000%       0.03210%        Actual/360           120
 55      Multifamily            Student Housing                    6.0000000%       0.07210%        Actual/360           120
 56      Office                 Suburban                           6.2800000%       0.03210%        Actual/360           120
 57      Retail                 Anchored                           6.2000000%       0.03210%        Actual/360           120
 58      Office                 Suburban                           6.2500000%       0.03210%        Actual/360           120
 59      Mixed Use              Industrial/Office/Retail           6.2000000%       0.03210%        Actual/360           120
 60      Multifamily            Conventional                       5.0600000%       0.03210%        Actual/360            60
 61      Multifamily            Conventional                       5.0600000%       0.03210%        Actual/360            60
 62      Mixed Use              Industrial/Office                  5.5000000%       0.03210%        Actual/360           120
 63      Hotel                  Full Service                       7.0000000%       0.03210%        Actual/360           121
 64      Office                 CBD                                6.2500000%       0.03210%        Actual/360           120
 65      Mixed Use              Manufactured Housing/Self Storage  6.1500000%       0.03210%        Actual/360            84
 65a     Manufactured Housing   Manufactured Housing
 65b     Self Storage           Self Storage
 66      Retail                 Anchored                           6.2500000%       0.03210%        Actual/360           120
 67      Office                 Suburban                           6.2800000%       0.03210%        Actual/360           120
 68      Multifamily            Conventional                       6.1500000%       0.12210%        Actual/360           120
 69      Retail                 Anchored                           7.1600000%       0.03210%        Actual/360           120
 70      Multifamily            Conventional                       6.9900000%       0.12210%        Actual/360            84
 71      Retail                 Anchored                           6.2200000%       0.03210%        Actual/360           120
 72      Multifamily            Conventional                       6.9000000%       0.06210%        Actual/360           120
 73      Multifamily            Conventional                       6.7500000%       0.03210%        Actual/360           120
 74      Retail                 Anchored                           7.3070000%       0.12210%        Actual/360           120
 75      Retail                 Anchored                           7.6150000%       0.08210%        Actual/360           120
 76      Retail                 Anchored                           6.8000000%       0.03210%        Actual/360           120
 77      Retail                 Anchored                           6.7300000%       0.03210%        Actual/360           120
 78      Retail                 Anchored                           7.0000000%       0.12210%        Actual/360           120
 79      Retail                 Anchored                           7.0100000%       0.03210%        Actual/360           120
 80      Self Storage           Self Storage                       6.2000000%       0.03210%        Actual/360           120
 81      Multifamily            Conventional                       6.7000000%       0.05210%        Actual/360           120
 82      Self Storage           Self Storage                       6.9000000%       0.03210%        Actual/360           120
 82a     Self Storage           Self Storage
 82b     Self Storage           Self Storage
 82c     Self Storage           Self Storage
 83      Retail                 Anchored                           6.8500000%       0.03210%        Actual/360           120
 84      Self Storage           Self Storage                       7.6500000%       0.03210%        Actual/360           112
 85      Mixed Use              Retail/Multifamily                 6.2000000%       0.03210%        Actual/360           120
 86      Retail                 Shadow Anchored                    7.7500000%       0.03210%        Actual/360           120
 87      Retail                 Unanchored                         7.8800000%       0.03210%        Actual/360           120
 88      Multifamily            Conventional                       5.4000000%       0.03210%        Actual/360           120
 89      Retail                 Anchored                           6.0000000%       0.03210%        Actual/360           120
 90      Manufactured Housing   Manufactured Housing               5.2500000%       0.03210%        Actual/360            60
 91      Retail                 Unanchored                         6.8500000%       0.03210%        Actual/360           120
 92      Multifamily            Conventional                       6.2500000%       0.03210%        Actual/360           120
 93      Retail                 Anchored                           6.8600000%       0.12210%        Actual/360           120
 94      Retail                 Anchored                           6.8600000%       0.12210%        Actual/360           120
 95      Retail                 Shadow Anchored                    7.6250000%       0.07210%        Actual/360           120
 96      Self Storage           Self Storage                       6.2500000%       0.03210%        Actual/360            60
 97      Self Storage           Self Storage                       6.6000000%       0.03210%        Actual/360           120
 98      Retail                 Shadow Anchored                    6.9000000%       0.03210%        Actual/360           120
 99      Retail                 Anchored                           6.4000000%       0.03210%        Actual/360           120
100      Self Storage           Self Storage                       6.2000000%       0.03210%        Actual/360           120
101      Multifamily            Conventional                       6.7700000%       0.05210%        Actual/360           120
102      Retail                 CTL                                6.5000000%       0.03210%        Actual/360           203
103      Multifamily            Conventional                       5.6700000%       0.03210%        Actual/360           144
104      Self Storage           Self Storage                       6.0000000%       0.03210%        Actual/360           120
105      Retail                 CTL                                6.5000000%       0.03210%        Actual/360           198
106      Office                 CBD                                7.3000000%       0.07210%        Actual/360           120
107      Multifamily            Conventional                       6.4000000%       0.03210%        Actual/360           121
108      Retail                 Shadow Anchored                    7.8100000%       0.03210%        Actual/360           120
109      Multifamily            Conventional                       6.0000000%       0.03210%        Actual/360           120
110      Multifamily            Conventional                       5.6700000%       0.03210%        Actual/360           144
111      Retail                 Shadow Anchored                    7.7300000%       0.09210%        Actual/360           120
112      Retail                 CTL                                6.5000000%       0.03210%        Actual/360           193
113      Retail                 Anchored                           7.3750000%       0.09210%        Actual/360           120
114      Manufactured Housing   Manufactured Housing               6.1000000%       0.03210%        Actual/360            84
115      Retail                 Anchored                           6.6000000%       0.05210%        Actual/360           120
116      Self Storage           Self Storage                       6.7000000%       0.03210%        Actual/360            60
117      Manufactured Housing   Manufactured Housing               5.7500000%       0.03210%        Actual/360            60
118      Office                 Suburban                           6.8800000%       0.03210%        Actual/360           120
119      Self Storage           Self Storage                       7.1500000%       0.03210%        Actual/360            84
119a     Self Storage           Self Storage
119b     Self Storage           Self Storage
120      Self Storage           Self Storage                       6.5000000%       0.03210%        Actual/360           120
121      Retail                 Shadow Anchored                    7.7200000%       0.03210%        Actual/360           120
122      Multifamily            Conventional                       6.8000000%       0.05210%        Actual/360           120
123      Retail                 Unanchored                         7.4700000%       0.03210%        Actual/360           120
124      Retail                 Shadow Anchored                    6.0000000%       0.03210%        Actual/360           120
125      Manufactured Housing   Manufactured Housing               6.2500000%       0.03210%        Actual/360           120
126      Multifamily            Student Housing                    6.9000000%       0.03210%        Actual/360           120
127      Multifamily            Conventional                       6.1500000%       0.03210%        Actual/360           121
128      Retail                 Shadow Anchored                    6.6000000%       0.03210%        Actual/360           120
129      Retail                 Anchored                           6.7500000%       0.03210%        Actual/360           120
130      Retail                 Anchored                           6.9000000%       0.03210%        Actual/360           120
131      Industrial             Industrial/Office                  7.1550000%       0.12210%        Actual/360           120

        STATED REMAINING      ORIGINAL        REMAINING       FIRST       MATURITY       ANNUAL         MONTHLY         REMAINING
        TERM TO MATURITY    AMORTIZATION    AMORTIZATION     PAYMENT        DATE          DEBT            DEBT        INTEREST ONLY
 ID      OR APD (MOS.)       TERM (MOS.)     TERM (MOS.)       DATE        OR APD      SERVICE (2)     SERVICE (2)    PERIOD (MOS.)
------------------------------------------------------------------------------------------------------------------------------------
  1           119                360             359         11/1/02       10/1/12     7,184,987         598,749             -
  1a
  1b
  2            82                360             360         10/1/02        9/1/09      2,122,409        176,867            22
  3            82                360             360         10/1/02        9/1/09      1,418,776        118,231            22
------------------------------------------------------------------------------------------------------------------------------------
  4            58                298             298         12/1/02        9/1/07      3,087,284        257,274             -
  5           119                312             312         11/1/02       10/1/12      2,861,911        238,493            23
  6           117                360             357          9/1/02        8/1/12      1,598,177        133,181             -
  7           117                360             357          9/1/02        8/1/12      1,264,388        105,366             -
  7a
------------------------------------------------------------------------------------------------------------------------------------
  7b
  8           117                360             357          9/1/02        8/1/12      2,352,051        196,004             -
  9           180                360             360         12/1/02       11/1/17      2,469,110        205,759             -
 10           106                360             346         10/1/01        9/1/11      2,089,653        174,138             -
 11           120                360             360         12/1/02       11/1/12      1,789,019        149,085             -
------------------------------------------------------------------------------------------------------------------------------------
 12           118                360             358         10/1/02        9/1/12      1,715,810        142,984             -
 13           120                360             360         12/1/02       11/1/12      1,389,921        115,827             -
 14           119                318             318         11/1/02       10/1/12      1,433,359        119,447            23
 15           119                360             359         11/1/02       10/1/12      1,302,590        108,549             -
 15a
------------------------------------------------------------------------------------------------------------------------------------
 15b
 15c
 16           118                300             298         10/1/02        9/1/12      1,395,557        116,296             -
 17            82                360             358         10/1/02        9/1/09      1,365,267        113,772             -
 18           120                360             360         12/1/02       11/1/12      1,185,310         98,776             -
------------------------------------------------------------------------------------------------------------------------------------
 19           118                360             358         10/1/02        9/1/12      1,233,897        102,825             -
 20           121                250             250         12/1/02       12/1/12      1,482,671        123,556             1
 21           120                360             360         12/1/02       11/1/12      1,164,916         97,076             -
 22           118                360             358         10/1/02        9/1/12      1,089,585         90,799             -
 23           102                346             342          8/1/02        5/1/11      1,187,692         98,974             -
------------------------------------------------------------------------------------------------------------------------------------
 24            81                321             321          9/1/02        8/1/09      1,079,380         89,948            15
 25           120                360             360         12/1/02       11/1/12      1,067,405         88,950             -
 26           118                300             298         10/1/02        9/1/12      1,155,433         96,286             -
 27           110                360             350          2/1/02        1/1/12      1,122,952         93,579             -
 28            84                360             360         12/1/02       11/1/09        986,950         82,246             -
------------------------------------------------------------------------------------------------------------------------------------
 29            83                321             321         11/1/02       10/1/09        963,846         80,320            17
 30           119                300             299         11/1/02       10/1/12      1,061,358         88,447             -
 31           118                360             358         10/1/02        9/1/12      1,006,634         83,886             -
 32           117                360             357          9/1/02        8/1/12      1,013,806         84,484             -
 33            81                321             321          9/1/02        8/1/09        968,989         80,749            15
------------------------------------------------------------------------------------------------------------------------------------
 34           120                360             360         12/1/02       11/1/12        863,463         71,955            24
 35           119                360             359         11/1/02       10/1/12        879,904         73,325             -
 36           109                360             349          1/1/02       12/1/11        977,455         81,455             -
 37           112                360             352          4/1/02        3/1/12        989,940         82,495             -
 38            60                360             360         12/1/02       11/1/07        819,336         68,278             -
------------------------------------------------------------------------------------------------------------------------------------
 39            82                360             358         10/1/02        9/1/09        830,508         69,209             -
 40           116                357             356         11/1/02        7/1/12        903,035         75,253             -
 41           118                360             358         10/1/02        9/1/12        825,668         68,806             -
 42            59                360             359         11/1/02       10/1/07        675,939         56,328             -
 43           117                360             357          9/1/02        8/1/12        724,358         60,363             -
------------------------------------------------------------------------------------------------------------------------------------
 44            60                300             300         12/1/02       11/1/07        280,619         23,385             -
 45            59                300             299         11/1/02       10/1/07        240,677         20,056             -
 46            59                300             299         11/1/02       10/1/07        219,766         18,314             -
 47           118                360             358         10/1/02        9/1/12        654,474         54,540             -
 48           121                360             360         12/1/02       12/1/12        570,324         47,527            25
------------------------------------------------------------------------------------------------------------------------------------
 49           117                360             357          9/1/02        8/1/12        572,064         47,672             -
 50           117                360             357          9/1/02        8/1/12         50,591          4,216             -
 51           106                360             346         10/1/01        9/1/11        611,640         50,970             -
 52           120                360             360         12/1/02       11/1/12        574,648         47,887             -
 53           120                360             360         12/1/02       11/1/12        554,145         46,179             -
------------------------------------------------------------------------------------------------------------------------------------
 54           115                360             355          7/1/02        6/1/12        619,675         51,640             -
 55           119                360             359         11/1/02       10/1/12        513,695         42,808             -
 56           120                360             360         12/1/02       11/1/12        489,194         40,766             -
 57           119                360             359         11/1/02       10/1/12        477,726         39,810             -
 58           119                360             359         11/1/02       10/1/12        469,177         39,098             -
------------------------------------------------------------------------------------------------------------------------------------
 59           120                360             360         12/1/02       11/1/12        461,924         38,494             -
 60            60                360             360         12/1/02       11/1/07        227,008         18,917             -
 61            60                360             360         12/1/02       11/1/07        168,634         14,053             -
 62           120                360             360         12/1/02       11/1/12        408,808         34,067             -
 63           121                300             300         12/1/02       12/1/12        508,881         42,407             1
------------------------------------------------------------------------------------------------------------------------------------
 64           120                360             360         12/1/02       11/1/12        435,928         36,327             -
 65            84                336             336         12/1/02       11/1/09        437,731         36,478             -
 65a
 65b
 66           119                360             359         11/1/02       10/1/12        430,017         35,835             -
------------------------------------------------------------------------------------------------------------------------------------
 67           120                360             360         12/1/02       11/1/12        409,515         34,126             -
 68           119                318             318         11/1/02       10/1/12        422,657         35,221            23
 69           114                360             354          6/1/02        5/1/12        434,045         36,170             -
 70            71                306             306         11/1/01       10/1/08        414,738         34,562            11
 71           119                360             359         11/1/02       10/1/12        357,213         29,768             -
------------------------------------------------------------------------------------------------------------------------------------
 72           120                300             300         12/1/02       11/1/12        395,033         32,919             -
 73           118                330             328         10/1/02        9/1/12        360,351         30,029             -
 74           109                360             349          1/1/02       12/1/11        370,465         30,872             -
 75           113                300             293          5/1/02        4/1/12        398,330         33,194             -
 76           120                300             300         12/1/02       11/1/12        366,470         30,539             -
------------------------------------------------------------------------------------------------------------------------------------
 77           118                360             358         10/1/02        9/1/12        341,758         28,480             -
 78           109                360             349          1/1/02       12/1/11        351,280         29,273             -
 79           117                360             357          9/1/02        8/1/12        347,639         28,970             -
 80           120                300             300         12/1/02       11/1/12        341,948         28,496             -
 81           118                360             358         10/1/02        9/1/12        334,512         27,876             -
------------------------------------------------------------------------------------------------------------------------------------
 82           118                300             298         10/1/02        9/1/12        358,891         29,908             -
 82a
 82b
 82c
 83           119                360             359         11/1/02       10/1/12        327,892         27,324             -
------------------------------------------------------------------------------------------------------------------------------------
 84           110                291             289         10/1/02        1/1/12        364,930         30,411             -
 85           120                360             360         12/1/02       11/1/12        293,985         24,499             -
 86           114                360             354          6/1/02        5/1/12        336,313         28,026             -
 87           114                300             294          6/1/02        5/1/12        348,331         29,028             -
 88           120                360             360         12/1/02       11/1/12        253,363         21,114             -
------------------------------------------------------------------------------------------------------------------------------------
 89           120                300             300         12/1/02       11/1/12        280,658         23,388             -
 90            60                360             360         12/1/02       11/1/07        238,552         19,879             -
 91           119                360             359         11/1/02       10/1/12        283,072         23,589             -
 92           119                360             359         11/1/02       10/1/12        265,990         22,166             -
 93           119                360             359         11/1/02       10/1/12        281,393         23,449             -
------------------------------------------------------------------------------------------------------------------------------------
 94           119                360             359         11/1/02       10/1/12        267,618         22,302             -
 95           113                360             353          5/1/02        4/1/12        286,232         23,853             -
 96            59                300             299         11/1/02       10/1/07        265,345         22,112             -
 97           120                300             300         12/1/02       11/1/12        269,862         22,488             -
 98           118                360             358         10/1/02        9/1/12        252,902         21,075             -
------------------------------------------------------------------------------------------------------------------------------------
 99           120                300             300         12/1/02       11/1/12        255,280         21,273             -
100           120                300             300         12/1/02       11/1/12        236,370         19,697             -
101           117                360             357          9/1/02        8/1/12        233,974         19,498             -
102           203                203             203         12/1/02       10/1/19        293,621         24,468             -
103           144                360             360         12/1/02       11/1/14        205,900         17,158             -
------------------------------------------------------------------------------------------------------------------------------------
104           120                360             360         12/1/02       11/1/12        208,644         17,387             -
105           198                198             198         12/1/02        5/1/19        285,676         23,806             -
106           113                360             353          5/1/02        4/1/12        224,182         18,682             -
107           121                360             360         12/1/02       12/1/12        198,911         16,576             1
108           113                360             353          5/1/02        4/1/12        229,139         19,095             -
------------------------------------------------------------------------------------------------------------------------------------
109           119                360             359         11/1/02       10/1/12        187,060         15,588             -
110           144                360             360         12/1/02       11/1/14        177,021         14,752             -
111           115                240             235          7/1/02        6/1/12        250,833         20,903             -
112           193                193             193         12/1/02       12/1/18        252,345         21,029             -
113           116                300             296          8/1/02        7/1/12        217,071         18,089             -
------------------------------------------------------------------------------------------------------------------------------------
114            84                360             360         12/1/02       11/1/09        174,526         14,544             -
115           118                300             298         10/1/02        9/1/12        195,445         16,287             -
116            58                300             298         10/1/02        9/1/07        191,884         15,990             -
117            60                360             360         12/1/02       11/1/07        161,066         13,422             -
118           119                360             359         11/1/02       10/1/12        181,405         15,117             -
------------------------------------------------------------------------------------------------------------------------------------
119            81                300             297          9/1/02        8/1/09        193,422         16,118             -
119a
119b
120           120                300             300         12/1/02       11/1/12        181,496         15,125             -
121           116                300             296          8/1/02        7/1/12        201,147         16,762             -
------------------------------------------------------------------------------------------------------------------------------------
122           118                360             358         10/1/02        9/1/12        172,108         14,342             -
123           116                360             356          8/1/02        7/1/12        179,868         14,989             -
124           120                360             360         12/1/02       11/1/12        151,087         12,591             -
125           120                360             360         12/1/02       11/1/12        151,466         12,622             -
126           119                300             299         11/1/02       10/1/12        168,099         14,008             -
------------------------------------------------------------------------------------------------------------------------------------
127           121                300             300         12/1/02       12/1/12        153,233         12,769             1
128           120                300             300         12/1/02       11/1/12        144,090         12,007             -
129           119                300             299         11/1/02       10/1/12        126,022         10,502             -
130           118                360             358         10/1/02        9/1/12        118,548          9,879             -
131           117                300             297          9/1/02        8/1/12         87,079          7,257             -
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          LTV RATIO
                                                    CROSSED                                                    CUT-OFF       AT
                                          APD        WITH         DSCR       GRACE   PAYMENT     APPRAISED    DATE LTV    MATURITY/
 ID    LOCKBOX (3)                      (YES/NO)  OTHER LOANS    (2)(4)     PERIOD    DATE         VALUE      RATIO (4)     APD (4)
------------------------------------------------------------------------------------------------------------------------------------
  1    Hard                                No          No         2.40         0        1       378,500,000     46.10%      39.10%
  1a                                                                                            195,000,000
  1b                                                                                            183,500,000
  2    Soft                                No        Yes-A        1.20         5        1        34,800,000     77.56%      72.08%
  3    Soft                                No        Yes-A        1.20         5        1        23,300,000     77.56%      72.08%
------------------------------------------------------------------------------------------------------------------------------------
  4    Hard                                No          No         2.10        10        1        70,500,000     59.57%      54.32%
  5    Hard                                No          No         1.42        10        1        52,250,000     69.57%      59.25%
  6    Hard                                No        Yes-B        1.34        10        1        27,100,000     76.96%      67.01%
  7    Hard                                No        Yes-B        1.34        10        1        20,100,000     76.96%      67.01%
  7a                                                                                             12,900,000
------------------------------------------------------------------------------------------------------------------------------------
  7b                                                                                              7,200,000
  8    Hard                                No          No         1.40         5        1        40,000,000     78.56%      67.48%
  9    Soft at Closing, Springing Hard     No          No         1.20         5        1        38,000,000     75.79%      59.56%
 10    No                                  No          No         1.41         5        1        35,300,000     70.96%      63.05%
 11    No                                  No          No         1.46         5        1        31,400,000     79.62%      67.42%
------------------------------------------------------------------------------------------------------------------------------------
 12    Hard                                Yes         No         1.30         5        1        29,300,000     74.97%      65.08%
 13    Hard                                No          No         1.27         5        1        25,650,000     77.97%      65.50%
 14    Soft                                No          No         1.22        10        1        23,400,000     80.00%      68.27%
 15    Soft                                No          No         1.39         5        1        23,040,000     79.79%      67.43%
 15a                                                                                             11,610,000
------------------------------------------------------------------------------------------------------------------------------------
 15b                                                                                              5,810,000
 15c                                                                                              5,620,000
 16    Hard                                No          No         1.83        10        1        28,260,000     63.70%      49.46%
 17    No                                  No          No         1.42         5        1        22,500,000     79.87%      72.98%
 18    No                                  No          No         1.47         5        1        21,500,000     79.07%      66.48%
------------------------------------------------------------------------------------------------------------------------------------
 19    No                                  No          No         1.38         5        1        20,900,000     79.77%      68.26%
 20    Hard                                Yes         No         1.00         5        1        18,100,000     89.68%      62.09%
 21    Hard                                No          No         1.31         5        1        22,600,000     70.13%      59.83%
 22    Soft at Closing, Springing Hard     No          No         1.35         5        1        19,600,000     74.36%      63.81%
 23    No                                  No          No         1.20        10        1        22,200,000     64.86%      57.52%
------------------------------------------------------------------------------------------------------------------------------------
 24    No                                  No          No         1.33        10        1        17,600,000     80.00%      72.77%
 25    Springing Hard                      No          No         1.45         5        1        20,000,000     70.00%      60.31%
 26    No                                  No          No         1.50         5        1        27,000,000     51.73%      41.09%
 27    No                                  No          No         1.25        10        1        17,250,000     79.42%      70.10%
 28    No                                  No          No         1.46        10        1        18,000,000     75.00%      67.97%
------------------------------------------------------------------------------------------------------------------------------------
 29    No                                  No          No         1.29        10        1        16,900,000     78.99%      71.17%
 30    No                                  No          No         1.27         5        1        16,500,000     79.66%      62.70%
 31    No                                  No          No         1.30         8        1        17,190,000     75.51%      65.43%
 32    No                                  No          No         1.32         5        1        16,200,000     78.54%      68.58%
 33    No                                  No          No         1.24        10        1        15,800,000     80.00%      72.77%
------------------------------------------------------------------------------------------------------------------------------------
 34    No                                  No          No         1.43         5        1        15,400,000     79.55%      70.18%
 35    No                                  No          No         1.47         5        1        15,000,000     80.60%      68.62%
 36    No                                  No          No         1.27        10        1        15,500,000     76.81%      67.86%
 37    No                                  No          No         1.39         5        1        17,000,000     69.93%      61.92%
 38    No                                  No          No         1.38         5        1        16,000,000     66.25%      61.30%
------------------------------------------------------------------------------------------------------------------------------------
 39    No                                  No          No         1.31        10        1        14,200,000     79.44%      72.19%
 40    No                                  No          No         1.23         5        1        14,100,000     79.22%      69.41%
 41    No                                  No          No         1.36        10        1        13,750,000     79.87%      68.64%
 42    No                                  No          No         1.47         5        1        12,425,000     77.20%      72.08%
 43    No                                  No          No         1.38         5        1        12,060,000     79.41%      68.40%
------------------------------------------------------------------------------------------------------------------------------------
 44    Hard                                No        Yes-C        1.36         5        1         4,900,000     73.24%      66.75%
 45    Hard                                No        Yes-C        1.36         5        1         3,960,000     73.24%      66.75%
 46    Hard                                No        Yes-C        1.36         5        1         3,625,000     73.24%      66.75%
 47    No                                  No          No         1.30        10        1        11,200,000     80.21%      68.35%
 48    No                                  No          No         1.43         5        1        10,350,000     78.26%      69.04%
------------------------------------------------------------------------------------------------------------------------------------
 49    No                                  No        Yes-D        1.42         5        1        10,200,000     68.81%      59.75%
 50    No                                  No        Yes-D        1.42         5        1         1,400,000     68.81%      59.75%
 51    No                                  No          No         1.26        10        1         9,600,000     79.34%      69.84%
 52    No                                  No          No         1.38         5        1         9,600,000     79.17%      68.05%
 53    No                                  No          No         1.35         5        1        10,000,000     75.00%      64.07%
------------------------------------------------------------------------------------------------------------------------------------
 54    No                                  No          No         1.25         5        1         9,500,000     76.09%      67.76%
 55    No                                  No          No         1.63         5        1        10,200,000     69.94%      59.37%
 56    No                                  No          No         1.50         5        1         9,450,000     69.84%      59.71%
 57    Soft at Closing, Springing Hard     No          No         1.95         5        1        10,730,000     60.53%      51.68%
 58    No                                  No          No         1.44         5        1         7,940,000     79.91%      68.33%
------------------------------------------------------------------------------------------------------------------------------------
 59    No                                  No          No         1.41         5        1         8,100,000     77.59%      66.19%
 60    No                                  No        Yes-E        1.60         5        1         5,350,000     67.40%      62.22%
 61    No                                  No        Yes-E        1.60         5        1         3,700,000     67.40%      62.22%
 62    No                                  No          No         1.97         5        1        10,000,000     60.00%      50.12%
 63    Soft                                No          No         1.66         5        1         8,970,000     66.89%      53.51%
------------------------------------------------------------------------------------------------------------------------------------
 64    No                                  No          No         1.46         5        1         8,750,000     67.43%      57.60%
 65    No                                  No          No         1.63         5        1         7,500,000     77.87%      69.31%
 65a                                                                                              4,750,000
 65b                                                                                              2,750,000
 66    No                                  No          No         1.40         5        1         7,300,000     79.66%      68.11%
------------------------------------------------------------------------------------------------------------------------------------
 67    No                                  No          No         1.40         5        1         7,500,000     73.67%      62.98%
 68    Soft                                No          No         1.33        10        1         6,900,000     80.00%      68.27%
 69    No                                  No          No         1.35         5        1         7,000,000     76.12%      66.96%
 70    No                                  No          No         1.30        10        1         5,800,000     80.00%      73.30%
 71    No                                  No          No         1.39         5        1         6,500,000     74.56%      63.69%
------------------------------------------------------------------------------------------------------------------------------------
 72    No                                  No          No         1.54         5        1         6,350,000     74.02%      59.02%
 73    No                                  No          No         1.37         5        1         5,900,000     76.13%      63.62%
 74    No                                  No          No         1.21        10        1         5,650,000     79.03%      70.01%
 75    No                                  No          No         1.26         5        1         6,300,000     70.08%      57.54%
 76    Hard                                No          No         1.26         5        1         5,760,000     76.39%      60.72%
------------------------------------------------------------------------------------------------------------------------------------
 77    No                                  No          No         1.40         5        1         5,500,000     79.88%      69.27%
 78    No                                  No          No         1.62        10        1         7,200,000     60.60%      53.29%
 79    Hard                                No          No         1.35         5        1         5,990,000     72.47%      63.36%
 80    No                                  No          No         1.52         5        1         7,100,000     61.13%      47.65%
 81    No                                  No          No         1.34         5        1         5,550,000     77.72%      67.34%
------------------------------------------------------------------------------------------------------------------------------------
 82    No                                  No          No         1.53         5        1         6,200,000     68.71%      54.92%
 82a                                                                                              2,400,000
 82b                                                                                              1,900,000
 82c                                                                                              1,900,000
 83    No                                  No          No         1.37         5        1         5,940,000     70.16%      60.99%
------------------------------------------------------------------------------------------------------------------------------------
 84    No                                  No          No         1.32         5        1         5,685,000     70.55%      58.00%
 85    No                                  No          No         1.62         5        1         6,500,000     61.54%      52.49%
 86    No                                  No          No         1.34         5        1         5,300,000     73.56%      65.64%
 87    No                                  No          No         1.30         5        1         5,200,000     72.66%      60.05%
 88    No                                  No          No         1.53         5        1         4,700,000     80.00%      66.62%
------------------------------------------------------------------------------------------------------------------------------------
 89    Hard                                No          No         1.43         5        1         5,050,000     71.88%      55.66%
 90    No                                  No          No         1.56         5        1         4,800,000     75.00%      69.42%
 91    No                                  No          No         1.37         5        1         4,800,000     74.95%      65.16%
 92    No                                  No          No         1.76         5        1         5,150,000     69.85%      59.72%
 93    No                                  No          No         1.29        10        1         4,500,000     79.39%      69.04%
------------------------------------------------------------------------------------------------------------------------------------
 94    No                                  No          No         1.30        10        1         4,300,000     79.02%      68.71%
 95    No                                  No          No         1.32         5        1         4,650,000     72.16%      64.24%
 96    No                                  No          No         1.44         5        1         4,890,000     68.46%      62.21%
 97    No                                  No          No         1.44         5        1         4,660,000     70.82%      55.93%
 98    No                                  No          No         1.49         5        1         4,500,000     71.01%      61.85%
------------------------------------------------------------------------------------------------------------------------------------
 99    Hard                                No          No         1.33         5        1         4,380,000     72.60%      56.97%
100    No                                  No          No         1.67         5        1         5,220,000     57.47%      44.80%
101    No                                  No          No         1.79         5        1         7,200,000     41.57%      36.12%
102    Hard                                No          No         1.11         5        1         3,940,000     75.86%       0.00%
103    No                                  No          No         2.84         5        1         7,500,000     39.55%      31.44%
------------------------------------------------------------------------------------------------------------------------------------
104    No                                  No          No         2.35         5        1         5,100,000     56.86%      48.22%
105    Hard                                No          No         1.18         5        1         4,070,000     70.48%       0.00%
106    No                                  No          No         1.26         5        1         3,850,000     70.45%      62.23%
107    No                                  No          No         1.29         5        1         3,400,000     77.94%      66.87%
108    No                                  No          No         1.23         5        1         3,350,000     78.78%      70.44%
------------------------------------------------------------------------------------------------------------------------------------
109    No                                  No          No         2.79         5        1         5,500,000     47.23%      40.10%
110    No                                  No          No         3.02         5        1         7,300,000     34.93%      27.77%
111    No                                  No          No         1.30         5        1         3,600,000     70.25%      49.50%
112    Hard                                No          No         1.17         5        1         3,600,000     69.38%       0.00%
113    No                                  No          No         1.27         5        1         3,300,000     74.69%      60.71%
------------------------------------------------------------------------------------------------------------------------------------
114    No                                  No          No         1.57         5        1         3,000,000     80.00%      72.43%
115    Soft at Closing, Springing Hard     No          No         1.65         5        1         4,390,000     54.31%      43.00%
116    No                                  No          No         1.42         5        1         3,300,000     70.28%      64.36%
117    No                                  No          No         1.45         5        1         2,900,000     79.31%      73.94%
118    Soft at Closing, Springing Hard     No          No         1.41         5        1         3,355,000     68.51%      59.60%
------------------------------------------------------------------------------------------------------------------------------------
119    No                                  No          No         1.57         5        1         3,830,000     58.56%      51.59%
119a                                                                                              2,350,000
119b                                                                                              1,480,000
120    No                                  No          No         1.52         5        1         3,100,000     72.26%      56.89%
121    No                                  No          No         1.31         5        1         3,010,000     73.64%      60.46%
------------------------------------------------------------------------------------------------------------------------------------
122    No                                  No          No         1.28         5        1         2,750,000     79.88%      69.40%
123    No                                  No          No         1.36         5        1         2,900,000     73.96%      65.47%
124    No                                  No          No         1.98         5        1         4,300,000     48.84%      41.42%
125    No                                  No          No         1.72         5        1         3,050,000     67.21%      57.42%
126    No                                  No          No         1.24         5        1         2,620,000     76.25%      60.88%
------------------------------------------------------------------------------------------------------------------------------------
127    No                                  No          No         1.30         5        1         2,750,000     71.05%      55.31%
128    No                                  No          No         1.41         5        1         2,350,000     74.98%      59.22%
129    Hard                                No          No         1.26         5        1         1,900,000     79.91%      63.50%
130    Hard                                No          No         2.23         5        1         3,100,000     48.32%      42.09%
131    No                                  No          No         1.30         5        1         1,350,000     74.76%      60.29%
------------------------------------------------------------------------------------------------------------------------------------

 ID      ADDRESS                                                                        CITY                STATE      ZIP CODE
-------------------------------------------------------------------------------------------------------------------------------
  1      Various                                                                        Various               CA        Various
  1a     2800 North Main Street                                                         Santa Ana             CA         92705
  1b     1151 Galleria Boulevard                                                        Roseville             CA         95678
  2      1200 & 1250 Galapago Street                                                    Denver                CO         80204
  3      1150 Galapago Street                                                           Denver                CO         80204
-------------------------------------------------------------------------------------------------------------------------------
  4      15 Wolf Road                                                                   Albany                NY         12205
  5      201 South Tryon Street                                                         Charlotte             NC         28202
  6      1001 Highlands Plaza Drive West                                                St. Louis             MO         63110
  7      Various                                                                        St. Louis             MO         63106
  7a     900 North 23rd Street                                                          St. Louis             MO         63106
-------------------------------------------------------------------------------------------------------------------------------
  7b     909 North 20th Street                                                          St. Louis             MO         63106
  8      280-660 East Waterfront Drive                                                  Homestead             PA         15120
  9      18111 25th Avenue NE                                                           Arlington             WA         98223
 10      4200 Chino Hills Parkway                                                       Chino Hills           CA         91709
 11      7210 - 7350 Guilford Drive                                                     Frederick             MD         21704
-------------------------------------------------------------------------------------------------------------------------------
 12      9700 Medlock Bridge Road                                                       Duluth                GA         30097
 13      1511 Third Avenue                                                              New York              NY         10028
 14      16400 Henderson Pass                                                           San Antonio           TX         78232
 15      Various                                                                        Richmond              VA        Various
 15a     305 North Thompson                                                             Richmond              VA         23221
-------------------------------------------------------------------------------------------------------------------------------
 15b     Various                                                                        Richmond              VA         23220
 15c     Various                                                                        Richmond              VA         23220
 16      101 Michelin Drive                                                             Laurens               SC         29360
 17      150 South Los Robles Avenue                                                    Pasadena              CA         91101
 18      2600 Taft Drive                                                                Boulder               CO         80302
-------------------------------------------------------------------------------------------------------------------------------
 19      1711-1861 University Drive                                                     Vista                 CA         92083
 20      2600 Plank Road Commons                                                        Altoona               PA         16601
 21      306 East 61st Street                                                           New York              NY         10021
 22      1320 Old Chain Bridge Road                                                     McLean                VA         22101
 23      14510 - 14710 Northeast 87th Street                                            Redmond               WA         98052
-------------------------------------------------------------------------------------------------------------------------------
 24      8100 Perry Street                                                              Overland Park         KS         66204
 25      1650-1706 Merrick Road                                                         Merrick               NY         11566
 26      2851 Southwest 31 Avenue                                                       Miami                 FL         33133
 27      1505 Wirt Road                                                                 Houston               TX         77055
 28      2833 East Desert Inn Road                                                      Las Vegas             NV         89121
-------------------------------------------------------------------------------------------------------------------------------
 29      5327 Timuquana Road                                                            Jacksonville          FL         32210
 30      800 Marion Pugh Drive                                                          College Station       TX         77840
 31      9615 18th Avenue South                                                         Tacoma                WA         98444
 32      2240 North Congress Avenue                                                     Boynton Beach         FL         33426
 33      11700 Stearns Street                                                           Overland Park         KS         66210
-------------------------------------------------------------------------------------------------------------------------------
 34      400 Lake Drive                                                                 Nokomis               FL         34275
 35      20 Burton Hills Boulevard                                                      Nashville             TN         37215
 36      10775-10825 Birmingham Way                                                     Woodstock             MD         21163
 37      1939 Harrison Street                                                           Oakland               CA         94612
 38      1865, 1875 and 1890 Ord Way                                                    Oceanside             CA         92056
-------------------------------------------------------------------------------------------------------------------------------
 39      200 Theatre Drive                                                              Lafayette             LA         70506
 40      9009 University Parkway                                                        Pensacola             FL         32514
 41      105 Long Street                                                                Woodstock             GA         30189
 42      5908 St. Moritz Drive                                                          Temple Hills          MD         20748
 43      936 Mountain Creek Road                                                        Chattanooga           TN         37405
-------------------------------------------------------------------------------------------------------------------------------
 44      11718 Meridian Street East                                                     Puyallup              WA         98373
 45      12001 Southern Boulevard                                                       Royal Palm Beach      FL         33411
 46      4530 Lantana Road                                                              Lake Worth            FL         33463
 47      100 Walden Shores Drive                                                        Brunswick             GA         31525
 48      7900 Lawrence Road                                                             Boynton Beach         FL         33436
-------------------------------------------------------------------------------------------------------------------------------
 49      87-119, 160, 260 Engineers Drive and 950-970 South Broadway                    Hicksville            NY         11801
 50      5 Sidney Court                                                                 Lindenhurst           NY         11757
 51      1111 High Road and 2393 Continental Avenue                                     Tallahassee           FL         32304
 52      2825-45 North Scottsdale Road                                                  Scottsdale            AZ         85257
 53      SEC 800 North at 800 East                                                      Orem                  UT         84097
-------------------------------------------------------------------------------------------------------------------------------
 54      5600 Urbana Pike                                                               Frederick             MD         21704
 55      1221-1249 West Hovey Avenue                                                    Normal                IL         61761
 56      15400 SE 30th Place                                                            Bellevue              WA         98007
 57      313, 329, 341, 367 & 415 S. River Road                                         St. George            UT         84790
 58      12070 Old Line Center                                                          Waldorf               MD         20602
-------------------------------------------------------------------------------------------------------------------------------
 59      3365-85 Mission Ave & 101-110 Copperwood Way                                   Oceanside             CA         92054
 60      4828 Lancaster Drive NE                                                        Salem                 OR         97305
 61      4415-4495 Pacifica Way NE                                                      Salem                 OR         97305
 62      1920 Colorado Avenue                                                           Santa Monica          CA         90404
 63      1017 Millwood Pike                                                             Winchester            VA         22602
-------------------------------------------------------------------------------------------------------------------------------
 64      1919 North Loop West                                                           Houston               TX         77008
 65      701 Harbor Pines Drive                                                         Ridgeland             MS         39157
 65a     701 Harbor Pines Drive                                                         Ridgeland             MS         39157
 65b     701 Harbor Pines Drive                                                         Ridgeland             MS         39157
 66      1865 and 1875 Campbell Lane                                                    Bowling Green         KY         42104
-------------------------------------------------------------------------------------------------------------------------------
 67      4122 Factoria Boulevard SE                                                     Bellevue              WA         98006
 68      1950 Universal City Boulevard                                                  Universal City        TX         78148
 69      16733-16775 Fishhawk Boulevard                                                 Lithia                FL         33547
 70      424 Cedar Bluff Road                                                           Knoxville             TN         37923
 71      10926 West Bell Road                                                           Sun City              AZ         85351
-------------------------------------------------------------------------------------------------------------------------------
 72      9310 Long Point Road                                                           Houston               TX         77055
 73      14959 Seneca Road                                                              Victorville           CA         92392
 74      8010 Cambridge Commons Drive                                                   Charlotte             NC         28215
 75      861 North Parkway                                                              Jackson               TN         38305
 76      1720 West La Palma Avenue                                                      Anaheim               CA         92801
-------------------------------------------------------------------------------------------------------------------------------
 77      835 State Road 19 South                                                        Palatka               FL         32177
 78      52 Souder Road                                                                 Brunswick             MD         21716
 79      621 "I" Street                                                                 Chula Vista           CA         91910
 80      521 Garrisonville Road                                                         Stafford              VA         22554
 81      600 Saratoga Drive                                                             Twin Falls            ID         83301
-------------------------------------------------------------------------------------------------------------------------------
 82      Various                                                                        Various               VA        Various
 82a     5393 Mooretown Road                                                            Williamsburg          VA         23188
 82b     4815 Station House Road                                                        Chesapeake            VA         23321
 82c     5868 Jefferson Avenue                                                          Newport News          VA         23605
 83      1401 and 1429 Broadway                                                         Sacramento            CA         95818
-------------------------------------------------------------------------------------------------------------------------------
 84      3535 Katy Freeway                                                              Houston               TX         77007
 85      1230 Montana Avenue                                                            Santa Monica          CA         90403
 86      8350 & 8366 Westheimer                                                         Houston               TX         77063
 87      850 FM 1960 West                                                               Houston               TX         77090
 88      1500 South Lamar Boulevard                                                     Austin                TX         78704
-------------------------------------------------------------------------------------------------------------------------------
 89      1100 North Collier Boulevard                                                   Marco Island          FL         34145
 90      5404 Northeast 121st Avenue                                                    Vancouver             WA         98682
 91      3940 Cherokee Street                                                           Kennesaw              GA         30144
 92      2301 Old Bainridge Road                                                        Tallahassee           FL         32303
 93      SWC US Highway 17 and James Nelson Road                                        Mt. Pleasant          SC         29464
-------------------------------------------------------------------------------------------------------------------------------
 94      North Side US Highway 17 and Windy Hill Road                                   North Myrtle Beach    SC         29582
 95      3466-3536 West Sterns Road                                                     Lambertville          MI         48144
 96      43941 Osgood Road                                                              Fremont               CA         94539
 97      4115 Santa Fe Road                                                             San Luis Obispo       CA         93401
 98      3709-3711 Sangani Boulevard                                                    D'lberville           MS         39540
-------------------------------------------------------------------------------------------------------------------------------
 99      3403 Mangum Road                                                               Houston               TX         77092
100      4720 Business Drive                                                            Fredericksburg        VA         22408
101      825 Center Street                                                              Costa Mesa            CA         92627
102      955 North State Street                                                         Jackson               MS         39202
103      1441 East Omaha Street                                                         Broken Arrow          OK         74012
-------------------------------------------------------------------------------------------------------------------------------
104      1851 North Alafaya Trail                                                       Orlando               FL         32826
105      204 Highway 80 East                                                            Clinton               MS         39056
106      210 5th Avenue South                                                           Edmonds               WA         98020
107      4428, 4438, 4439, 4449 & 4450 Kinkead Court and 727, 747 & 767 Duck Court      Fayetteville          NC         28314
108      1108 Highway 377                                                               Roanoke               TX         76262
-------------------------------------------------------------------------------------------------------------------------------
109      651 West 16th Street                                                           Plano                 TX         75075
110      13600 East 84th Street North                                                   Owasso                OK         74055
111      1002 Jefferson Terrace & 1202 East Admiral Doyle Drive                         New Iberia            LA         70560
112      6308 Ridgewood Road                                                            Jackson               MS         39211
113      I-95 at Main Street (SR 104)                                                   Waterville            ME         04903
-------------------------------------------------------------------------------------------------------------------------------
114      201 Jefferson Street                                                           Richland              MS         39218
115      2399 South Broadway                                                            Santa Maria           CA         93455
116      19415 Pinehurst Trail Drive                                                    Humble                TX         77346
117      260 Victory Highway                                                            Painted Post          NY         14870
118      3141 John Humphries Wynd                                                       Raleigh               NC         27612
-------------------------------------------------------------------------------------------------------------------------------
119      Various                                                                        Sacramento            CA        Various
119a     8671 Folsom Boulevard                                                          Sacramento            CA         95826
119b     6155 Stockton Boulevard                                                        Sacramento            CA         95824
120      4500 Decker Drive                                                              Baytown               TX         77520
121      10405-10421 Northwest 41st Street                                              Miami                 FL         33178
-------------------------------------------------------------------------------------------------------------------------------
122      3435-3513 Audubon Road & 1002-1020 Augusta Avenue                              Montgomery            AL         36111
123      4001 Bellaire Boulevard                                                        Houston               TX         77025
124      6261-6295 West Sample Road                                                     Coral Springs         FL         33067
125      26735 Aberdeen Street, NE                                                      Isanti                MN         55040
126      416-470 Jan Mar Drive                                                          Newport News          VA         23606
-------------------------------------------------------------------------------------------------------------------------------
127      1225 Central Boulevard                                                         Brownsville           TX         78520
128      1208-1220 Northwest Sheridan Road                                              Lawton                OK         73505
129      225 12th Street                                                                Tell City             IN         47586
130      3221 Bayshore Road                                                             Cape May              NJ         08204
131      2206-2214 South Jupiter                                                        Garland               TX         75041
-------------------------------------------------------------------------------------------------------------------------------

                                              NET            UNITS        LOAN PER NET       PREPAYMENT              THIRD
             YEAR         YEAR             RENTABLE           OF         RENTABLE AREA       PROVISIONS           MOST RECENT
 ID         BUILT       RENOVATED      AREA SF/UNITS (5)    MEASURE         SF/UNITS       (# OF PAYMENTS)            NOI
------------------------------------------------------------------------------------------------------------------------------
  1        Various       Various             911,194         Sq. Ft.           106.37      L(25),D(88),O(7)
  1a         1987          1992              448,864         Sq. Ft.           111.51
  1b         2000                            462,330         Sq. Ft.           101.37
  2          1983          2002                  276          Units        106,884.06      L(26),D(52),O(6)
  3          1982          2002                  184          Units        107,173.91      L(26),D(52),O(6)
------------------------------------------------------------------------------------------------------------------------------
  4          1966          1998              668,343         Sq. Ft.            62.84      L(24),D(28),O(6)        9,240,553
  5          1960          1999              236,680         Sq. Ft.           153.58      L(25),D(92),O(3)        1,703,118
  6          2000                            144,585         Sq. Ft.           140.27      L(27),D(91),O(2)
  7        Various                           487,150         Sq. Ft.            32.94      L(27),D(91),O(2)
  7a         2001                            337,044         Sq. Ft.            30.55
------------------------------------------------------------------------------------------------------------------------------
  7b         2000                            150,106         Sq. Ft.            38.29
  8          2001                            314,926         Sq. Ft.            99.78      L(27),D(89),O(4)
  9          2002                                288          Units        100,694.44      L(24),D(152),O(4)
 10          1991                            324,110         Sq. Ft.            77.29      L(38),D(78),O(4)        2,929,489
 11          1998          2002              269,699         Sq. Ft.            92.70      L(24),D(92),O(4)
------------------------------------------------------------------------------------------------------------------------------
 12          1999                            159,163         Sq. Ft.           138.01      L(26),D(90),O(4)        2,769,840
 13          1905          1995               55,839         Sq. Ft.           358.17      L(24),D(92),O(4)        1,481,027
 14          1984          1995                  462          Units         40,519.48      L(25),D(92),O(3)        2,260,426
 15        Various         2001                  319          Units         57,630.54      L(25),D(91),O(4)
 15a         1938          2001                  157          Units         59,005.63
------------------------------------------------------------------------------------------------------------------------------
 15b         1910          2001                   84          Units         55,189.66
 15c         1913          2001                   78          Units         57,491.36
 16          1991                          1,164,000         Sq. Ft.            15.46      L(26),D(91),O(3)
 17          1971          1999              138,791         Sq. Ft.           129.48      L(26),D(55),O(3)        1,913,344
 18          2002                                 82          Units        207,317.07      L(24),D(93),O(3)
------------------------------------------------------------------------------------------------------------------------------
 19          1994          2000              148,757         Sq. Ft.           112.07      L(26),D(91),O(3)        1,666,198
 20          1993          2002              219,900         Sq. Ft.            73.82      L(24),D(93),O(4)
 21          1901          2000               68,086         Sq. Ft.           232.79      L(24),D(92),O(4)
 22          1986          2000               81,939         Sq. Ft.           177.88      L(26),D(90),O(4)        1,513,394
 23          1985                            162,561         Sq. Ft.            88.58      L(28),D(74),O(4)        1,789,917
------------------------------------------------------------------------------------------------------------------------------
 24          1986                                306          Units         46,013.07      L(27),D(54),O(3)        1,294,648
 25          1960          1994              107,871         Sq. Ft.           129.78      L(49),D(67),O(4)
 26          1997          2001              149,920         Sq. Ft.            93.16      L(26),D(91),O(3)          983,057
 27          1999                            117,821         Sq. Ft.           116.27      L(34),D(84),O(2)        1,312,585
 28          1985          2002               77,650         Sq. Ft.           173.86      L(24),D(58),O(2)
------------------------------------------------------------------------------------------------------------------------------
 29          1971          2000                  444          Units         30,067.57      L(25),D(56),O(3)          642,255
 30          1985          2002                  444          Units         29,605.06      L(35),D(81),O(4)        1,955,032
 31          1994          1998                  336          Units         38,630.20      L(47),YM1(69),O(4)      1,790,444
 32          1990                            151,831         Sq. Ft.            83.80      L(27),D(90),O(3)        1,316,340
 33          1986                                288          Units         43,888.89      L(27),D(54),O(3)          970,170
------------------------------------------------------------------------------------------------------------------------------
 34          1968                                391          Pads          31,329.92      L(24),D(93),O(3)        1,086,484
 35          1997                            106,877         Sq. Ft.           113.12      L(25),D(92),O(3)        1,590,820
 36          2000                             99,832         Sq. Ft.           119.25      L(35),D(83),O(2)
 37          1968          1998               81,240         Sq. Ft.           146.33      L(35),D(81),O(4)        1,332,275
 38          1999                            266,107         Sq. Ft.            43.97      L(24),D(32),O(4)
------------------------------------------------------------------------------------------------------------------------------
 39          1999                                144          Units         78,334.98      L(26),D(56),O(2)          787,838
 40          2000                                240          Units         46,539.24      L(32),D(81),O(4)          462,330
 41          2002                            115,369         Sq. Ft.            95.19      L(26),D(91),O(3)
 42          1967          1999                  172          Units         55,765.22      L(25),D(31),O(4)          915,807
 43          1971          1994                  296          Units         32,354.81      L(27),D(89),O(4)          992,437
------------------------------------------------------------------------------------------------------------------------------
 44          2001                             14,490         Sq. Ft.           243.96      L(24),D(34),O(2)
 45          2001                             15,120         Sq. Ft.           193.90      L(25),D(33),O(2)
 46          2000                             13,905         Sq. Ft.           192.52      L(25),D(33),O(2)
 47          2000                                192          Units         46,791.14      L(26),D(92),O(2)
 48          1972                                304          Pads          26,644.74      L(24),D(94),O(3)          612,443
------------------------------------------------------------------------------------------------------------------------------
 49          1966          1990              174,169         Sq. Ft.            42.11      L(27),D(90),O(3)        1,096,058
 50          1962                             30,000         Sq. Ft.            21.62      L(27),D(90),O(3)           71,797
 51          1986                                160          Units         47,602.93      L(38),D(80),O(2)          915,072
 52          1991          2001               53,019         Sq. Ft.           143.34      L(24),D(93),O(3)          964,908
 53          1998                             84,342         Sq. Ft.            88.92      L(24),D(92),O(4)          771,189
------------------------------------------------------------------------------------------------------------------------------
 54          2001                             50,611         Sq. Ft.           142.82      L(29),D(88),O(3)
 55          2002                                 70          Units        101,915.46      L(35),D(81),O(4)
 56          1984                             47,365         Sq. Ft.           139.34      L(24),D(89),O(7)          738,124
 57          2002                             69,486         Sq. Ft.            93.47      L(25),D(91),O(4)
 58          1990                             75,900         Sq. Ft.            83.60      L(25),D(92),O(3)          808,054
------------------------------------------------------------------------------------------------------------------------------
 59          1981          1986              125,600         Sq. Ft.            50.04      L(24),D(93),O(3)          581,988
 60          1995                                108          Units         32,407.41      L(24),D(33),O(3)          389,487
 61          1997                                 64          Units         40,625.00      L(24),D(33),O(3)          289,135
 62          1975          1996               50,507         Sq. Ft.           118.80      L(24),D(93),O(3)          898,916
 63          1965          1996                  173          Rooms         34,682.08      L(24),D(93),O(4)        1,008,967
------------------------------------------------------------------------------------------------------------------------------
 64          1977                            142,000         Sq. Ft.            41.55      L(24),D(93),O(3)          576,895
 65        Various         1999         289 / 44,950     Pads / Sq. Ft.       Various      L(24),D(57),O(3)          929,477
 65a         1977          1999                  289          Pads          12,798.15                                592,156
 65b         1987          1999               44,950         Sq. Ft.            47.64                                337,322
 66          1999                             60,841         Sq. Ft.            95.59      L(25),D(92),O(3)
------------------------------------------------------------------------------------------------------------------------------
 67          1982                             40,372         Sq. Ft.           136.85      L(24),D(89),O(7)          778,176
 68          1985                                140          Units         39,428.57      L(25),D(92),O(3)          602,295
 69          2000                             59,895         Sq. Ft.            88.96      L(30),D(87),O(3)
 70          1979                                192          Units         25,677.08      L(37),D(44),O(3)          561,622
 71          1984          2000               62,563         Sq. Ft.            77.46      L(25),D(92),O(3)          444,932
------------------------------------------------------------------------------------------------------------------------------
 72          1973          2001                  211          Units         22,274.88      L(24),D(92),O(4)          782,564
 73          1986          1995                  168          Units         26,734.42      L(26),D(90),O(4)          450,615
 74          1999                             42,000         Sq. Ft.           106.32      L(35),D(83),O(2)          433,110
 75          1995                             72,357         Sq. Ft.            61.02      L(35),D(81),O(4)          690,541
 76          2002                             14,440         Sq. Ft.           304.71      L(24),D(93),O(3)
------------------------------------------------------------------------------------------------------------------------------
 77          1988          1998               77,756         Sq. Ft.            56.50      L(26),D(91),O(3)
 78          1979                             78,281         Sq. Ft.            55.74      L(35),D(83),O(2)          646,408
 79          2001                             15,120         Sq. Ft.           287.10      L(27),D(90),O(3)
 80          1999          2001               79,125         Sq. Ft.            54.85      L(24),D(93),O(3)          258,257
 81          1996          2002                  112          Units         38,511.34      L(35),D(81),O(4)
------------------------------------------------------------------------------------------------------------------------------
 82        Various       Various             139,816         Sq. Ft.            30.47      L(26),D(91),O(3)          602,332
 82a         1982          1984               44,540         Sq. Ft.            37.02                                217,142
 82b         1983                             51,842         Sq. Ft.            25.18                                199,891
 82c         1984          1997               43,434         Sq. Ft.            30.06                                185,299
 83          2002                             17,423         Sq. Ft.           239.18      L(25),D(92),O(3)
------------------------------------------------------------------------------------------------------------------------------
 84          1999                             76,947         Sq. Ft.            52.13      L(26),D(83),O(3)          188,874
 85          2002                          6,673 / 4    Sq. Ft. / Units       Various      L(24),D(93),O(3)
 86          2001                             23,114         Sq. Ft.           168.67      L(30),D(87),O(3)
 87          1981          2001               46,133         Sq. Ft.            81.91      L(30),D(87),O(3)          134,100
 88          1973          1997                  138          Units         27,246.38      L(24),D(93),O(3)          407,797
------------------------------------------------------------------------------------------------------------------------------
 89          2000                             15,930         Sq. Ft.           227.87      L(24),D(93),O(3)
 90          1974                                110          Pads          32,727.27      L(24),D(33),O(3)          397,128
 91          1998                             40,087         Sq. Ft.            89.75      L(25),D(91),O(4)          357,123
 92          1974                                180          Units         19,984.50      L(25),D(92),O(3)          517,123
 93          2002                             14,490         Sq. Ft.           246.56      L(25),D(93),O(2)
------------------------------------------------------------------------------------------------------------------------------
 94          2002                             14,490         Sq. Ft.           234.49      L(25),D(93),O(2)
 95          2001                             40,474         Sq. Ft.            82.90      L(35),D(81),O(4)
 96          1998                             57,850         Sq. Ft.            57.87      L(25),D(34),O(1)          327,002
 97          2001                             77,660         Sq. Ft.            42.49      L(24),D(93),O(3)
 98          2001                             32,600         Sq. Ft.            98.01      L(26),D(91),O(3)
------------------------------------------------------------------------------------------------------------------------------
 99          2001                             14,490         Sq. Ft.           219.46      L(24),D(93),O(3)        1,144,650
100          1999          2001               83,900         Sq. Ft.            35.76      L(24),D(93),O(3)          173,021
101          1985                                 79          Units         37,890.78      L(35),D(81),O(4)          501,567
102          1999                             13,905         Sq. Ft.           214.95      L(24),D(178),O(1)
103          2001                                132          Units         22,469.70      L(24),D(117),O(3)
------------------------------------------------------------------------------------------------------------------------------
104          1994                             63,599         Sq. Ft.            45.60      L(24),D(93),O(3)          471,216
105          1999                             13,905         Sq. Ft.           206.31      L(24),D(173),O(1)
106          2000                             15,386         Sq. Ft.           176.28      L(35),D(81),O(4)
107          2002                                 68          Units         38,970.59      L(24),D(93),O(4)
108          2001                             19,032         Sq. Ft.           138.67      L(31),D(86),O(3)
------------------------------------------------------------------------------------------------------------------------------
109          1965                                152          Units         17,091.09      L(25),D(92),O(3)          586,773
110          2001                                132          Units         19,318.18      L(24),D(117),O(3)
111          2001                             34,225         Sq. Ft.            73.89      L(59),YM1(57),O(4)
112          1998                             13,905         Sq. Ft.           179.64      L(24),D(168),O(1)
113          2002                             23,942         Sq. Ft.           102.95      L(35),D(81),O(4)
------------------------------------------------------------------------------------------------------------------------------
114          1977          1999                  196          Pads          12,244.90      L(24),D(57),O(3)          397,721
115          2002                             14,423         Sq. Ft.           165.30      L(35),D(81),O(4)
116          1994                             57,550         Sq. Ft.            40.30      L(26),D(31),O(3)          172,386
117          1959          1998                  132          Pads          17,424.24      L(24),D(33),O(3)          186,814
118          1986                             25,555         Sq. Ft.            89.94      L(25),D(91),O(4)          307,966
------------------------------------------------------------------------------------------------------------------------------
119        Various         2000               55,025         Sq. Ft.            40.76      L(27),D(54),O(3)          252,468
119a         1975          2000               28,840         Sq. Ft.            47.71                                179,116
119b         1979          2000               26,185         Sq. Ft.            33.10                                 73,351
120          1997          2000               72,300         Sq. Ft.            30.98      L(24),D(93),O(3)          212,143
121          2001                             12,475         Sq. Ft.           177.68      L(28),D(89),O(3)
------------------------------------------------------------------------------------------------------------------------------
122          1960          2001                   70          Units         31,380.76      L(35),D(81),O(4)
123          2000                             12,612         Sq. Ft.           170.07      L(28),D(89),O(3)           83,414
124          1989                             36,407         Sq. Ft.            57.68      L(24),D(93),O(3)
125          1960          1997                  140          Pads          14,642.86      L(24),D(93),O(3)          230,985
126          1989          2001                   28          Units         71,352.68      L(25),D(92),O(3)
------------------------------------------------------------------------------------------------------------------------------
127          1951          1972                  145          Units         13,475.86      L(24),D(94),O(3)          252,086
128          1958          2001               30,240         Sq. Ft.            58.27      L(24),D(93),O(3)           94,934
129          2001                             10,055         Sq. Ft.           151.00      L(25),D(92),O(3)
130          2000                             12,739         Sq. Ft.           117.57      L(60),YM1(56),O(4)
131          1983                             31,138         Sq. Ft.            32.41      L(35),YM1(81),O(4)
------------------------------------------------------------------------------------------------------------------------------

          THIRD MOST        SECOND       SECOND MOST                     MOST RECENT
          RECENT NOI      MOST RECENT     RECENT NOI     MOST RECENT         NOI          UNDERWRITTEN   UNDERWRITTEN   UNDERWRITTEN
 ID          DATE             NOI            DATE            NOI             DATE              NOI         REVENUE          EGI
------------------------------------------------------------------------------------------------------------------------------------
  1                       32,412,707       12/31/01      30,288,450    Bdgt. 12/31/2002    31,481,140     27,768,968     46,752,089
  1a                      16,882,898       12/31/01      15,447,907    Bdgt. 12/31/2002    15,859,451     13,585,824     23,625,330
  1b                      15,529,809       12/31/01      14,840,543    Bdgt. 12/31/2002    15,621,689     14,183,144     23,126,759
  2                        2,356,077       12/31/01       2,277,710     T-12 6/30/2002      2,397,124      3,149,649      3,564,570
  3                        1,570,718       12/31/01       1,518,481     T-12 6/30/2002      1,606,266      2,102,660      2,379,274
------------------------------------------------------------------------------------------------------------------------------------
  4       12/31/2000       7,840,735       12/31/01       7,089,499     Ann. 5/31/2002      6,958,002      7,499,042     13,821,743
  5       12/31/2000       3,359,488       12/31/01       4,608,722     Ann. 6/30/2002      4,370,267      4,586,094      6,448,782
  6                        1,962,544       12/31/01       2,474,520     Ann. 8/31/2002      2,417,276      3,184,812      3,683,908
  7                          422,577       12/31/01       1,525,654     Ann. 6/30/2002      1,760,831      1,787,016      2,511,878
  7a                                                        767,636     Ann. 6/30/2002
------------------------------------------------------------------------------------------------------------------------------------
  7b                         422,577       12/31/01         758,018     Ann. 6/30/2002
  8                        1,267,949       12/31/01       2,622,916     Ann. 3/31/2002      3,484,277      3,791,995      5,360,843
  9                                                         976,320     Ann. 8/31/2002      3,012,450      4,193,988      4,254,804
 10       12/31/2000       3,197,504       12/31/01       3,109,611     T-12 5/31/2002      3,184,486      3,561,489      4,519,516
 11                        2,310,834       12/31/01       2,349,061     T-12 7/31/2002      2,761,600      2,911,820      3,506,875
------------------------------------------------------------------------------------------------------------------------------------
 12       12/31/2000       2,706,891       12/31/01       2,546,681     Ann. 5/31/2002      2,423,635      2,571,883      3,164,977
 13       12/31/2000       1,989,691       12/31/01       1,942,787     T-12 7/31/2002      1,809,329      2,319,391      2,614,576
 14       12/31/2000       2,074,131       12/31/01       2,142,348     Ann. 7/31/2002      1,860,634      3,300,000      3,426,935
 15                        1,308,346       12/31/01       1,798,878     T-12 7/31/2002      1,895,516      2,332,440      2,506,793
 15a                         294,378       12/31/01         728,117     T-12 7/31/2002        919,401      1,140,570      1,217,579
------------------------------------------------------------------------------------------------------------------------------------
 15b                         484,215       12/31/01         534,309     T-12 7/31/2002        497,403        603,402        657,325
 15c                         529,753       12/31/01         536,452     T-12 7/31/2002        478,712        588,468        631,889
 16                                                                                         2,919,565      3,009,861      3,009,861
 17       12/31/2000       2,447,277       12/31/01       2,489,030     T-12 4/30/2002      2,220,976      2,825,262      3,686,893
 18                                                                                         1,780,280      2,366,261      2,477,261
------------------------------------------------------------------------------------------------------------------------------------
 19       12/31/2000       1,898,002       12/31/01       1,875,508     T-12 6/30/2002      1,848,577      2,003,487      2,615,487
 20                                                                                         1,489,487      1,489,487      1,489,487
 21                                                       1,441,236     T-12 7/31/2002      1,646,927      2,253,984      2,322,912
 22       12/31/2000       1,658,473       12/31/01       1,610,035     T-12 7/31/2002      1,585,443      1,623,099      2,281,363
 23       12/31/2000                                      1,678,823     Ann. 9/30/2002      1,635,783      1,653,527      2,120,503
------------------------------------------------------------------------------------------------------------------------------------
 24       12/31/2000       1,455,273       12/31/01       1,472,464     Ann. 6/30/2002      1,519,184      2,360,517      2,535,517
 25                        1,773,980       12/31/01       1,813,764     Ann. 6/30/2002      1,625,429      1,697,676      2,702,140
 26       12/31/2000       1,058,433       12/31/01       1,346,175     T-12 7/31/2002      1,753,960      2,649,331      2,714,331
 27       12/31/2000                                      1,641,401     Ann. 7/31/2002      1,447,924      1,538,765      2,018,296
 28                          798,822       12/31/01       1,403,486     Ann. 6/30/2002      1,476,511      1,559,445      1,783,961
------------------------------------------------------------------------------------------------------------------------------------
 29       12/31/2000       1,169,637       12/31/01       1,304,831     Ann. 8/31/2002      1,349,608      2,758,639      2,932,083
 30       12/31/2000       1,653,823      12/31/2001      1,445,957     Ann. 8/31/2002      1,470,912      2,819,019      2,897,019
 31       12/31/2000       1,753,381      12/31/2001      1,883,102     Ann. 6/30/2002      1,407,335      2,256,112      2,305,012
 32       12/31/2000       1,484,025       12/31/01       1,409,888     T-12 6/30/2002      1,494,915      1,736,289      2,327,937
 33       12/31/2000       1,148,070       12/31/01       1,243,624     Ann. 6/30/2002      1,271,484      2,030,955      2,243,955
------------------------------------------------------------------------------------------------------------------------------------
 34       12/31/2000       1,200,493       12/31/01       1,219,712     T-12 7/31/2002      1,251,100      1,836,871      1,842,588
 35       12/31/2000       1,758,170       12/31/01       1,927,315     T-12 4/30/2002      1,451,128      2,216,327      2,321,327
 36                          791,165       12/31/01       1,378,371     Ann. 8/31/2002      1,297,375      1,360,312      1,692,850
 37       12/31/2000       1,625,504      12/31/2001      1,660,195     Ann. 8/31/2002      1,592,750      2,206,778      2,677,878
 38                                                         937,756     T-12 6/1/2002       1,187,816      1,203,563      1,521,844
------------------------------------------------------------------------------------------------------------------------------------
 39       12/31/2000         938,099       12/31/01       1,126,157     Ann. 5/31/2002      1,131,254      1,729,309      2,137,131
 40       12/31/2000       1,180,262      12/31/2001      1,124,027     Ann. 8/31/2002      1,157,556      1,783,404      1,865,404
 41                                                                                         1,131,887      1,158,519      1,158,519
 42       12/31/2000         934,424       12/31/01       1,005,603     T-12 8/30/2002      1,045,649      1,720,739      1,789,691
 43       12/31/2000       1,109,150       12/31/01       1,100,724     T-12 6/30/2002      1,089,671      1,847,538      1,901,974
------------------------------------------------------------------------------------------------------------------------------------
 44                           30,673       12/31/01         202,229     T-12 6/30/2002        395,187        405,000        490,674
 45                                                         334,991     Ann. 5/31/2002        325,727        334,500        438,655
 46                                                         306,899     T-12 6/30/2002        296,725        305,000        376,261
 47                          587,676       12/31/01         946,177     Ann. 6/30/2002        899,717      1,523,538      1,586,223
 48       12/31/2000         731,260       12/31/01         774,930     T-12 7/31/2002        830,958      1,302,916      1,429,374
------------------------------------------------------------------------------------------------------------------------------------
 49       12/31/2000       1,017,442       12/31/01       1,012,116     T-12 4/30/2002        912,393      1,585,660      1,775,805
 50       12/31/2000          -3,593       12/31/01          42,263     T-12 4/30/2002        114,226        168,750        182,892
 51       12/31/2000         823,948       12/30/01         837,164     Ann. 6/30/2002        837,022      1,408,328      1,472,228
 52       12/31/2000       1,012,477       12/31/01       1,007,187     T-12 5/31/2002        845,402        888,044      1,158,044
 53       12/31/2000         832,295       12/31/01         828,199     T-12 8/31/2002        811,943        859,678        878,286
------------------------------------------------------------------------------------------------------------------------------------
 54                                                                                           804,333        855,053      1,001,278
 55                                                         861,942     Ann. 8/31/2002        873,272      1,248,813      1,248,813
 56       12/31/2000         840,320       12/31/01         858,481     T-12 5/31/2002        793,708        911,355      1,097,449
 57                                                         801,351     Ann. 8/31/2002        983,734      1,114,913      1,620,295
 58       12/31/2000         858,772       12/31/01         845,748     T-12 4/30/2002        784,992      1,030,682      1,056,082
------------------------------------------------------------------------------------------------------------------------------------
 59       12/31/2000         682,648       12/31/01         710,696     T-12 6/30/2002        737,044      1,003,919      1,064,479
 60       12/31/2000         417,339       12/31/01         422,156     T-12 7/31/2002        381,121        643,709        654,709
 61       12/31/2000         300,813       12/31/01         344,193     T-12 7/31/2002        287,370        430,510        462,010
 62       12/31/2000         925,057       12/31/01       1,015,260     T-12 7/31/2002        874,829        934,715      1,078,620
 63       12/31/2000       1,019,222       12/31/01       1,222,217     T-12 9/30/2002        974,039      2,466,604      2,614,808
------------------------------------------------------------------------------------------------------------------------------------
 64       12/31/2000         711,862       12/31/01         845,029     T-12 6/30/2002        831,070      1,675,300      1,712,702
 65       12/31/2000         968,480       12/31/01         970,615     T-12 4/30/2002        737,237        995,868      1,047,618
 65a      12/31/2000         627,550       12/31/01         633,878     T-12 4/30/2002        476,609        661,273        683,273
 65b      12/31/2000         340,929       12/31/01         336,739     T-12 4/30/2002        260,628        334,595        364,345
 66                          673,902       12/31/01         627,177     T-12 4/30/2002        628,633        656,053        749,687
------------------------------------------------------------------------------------------------------------------------------------
 67    Ann. 12/31/2000       748,668       12/31/01         770,990     T-12 5/31/2002        628,940        704,114        885,735
 68       12/31/2000         649,773       12/31/01         700,113     Ann. 7/31/2002        619,003      1,028,032      1,080,740
 69                          533,939       12/31/01         584,669     T-12 5/31/2002        607,106        669,270        849,270
 70       12/31/2000                                        661,588     Ann. 6/30/2002        558,828      1,066,496      1,104,496
 71       12/31/2000         565,745       12/31/01         604,695     T-12 6/30/2002        547,436        544,905        746,600
------------------------------------------------------------------------------------------------------------------------------------
 72       12/31/2000         864,703       12/31/01         881,205     T-12 9/30/2002        672,766      1,275,317      1,344,996
 73       12/31/2000         515,524       12/31/01         553,829     T-12 6/30/2002        543,350        906,402        963,662
 74       12/31/2000         459,784       12/31/01         775,560     Ann. 6/30/2002        458,740        501,646        574,954
 75       12/31/2000         651,533      12/31/2001        712,394     Ann. 6/30/2002        564,278        606,257        779,557
 76                                                                                           463,416        473,300        602,489
------------------------------------------------------------------------------------------------------------------------------------
 77                          417,861       12/31/01         458,689     T-12 4/30/2002        515,636        562,427        731,494
 78       12/31/2000         576,568       12/31/01         584,357     Ann. 9/30/2002        617,476        639,918        803,951
 79                                                         468,301     T-12 4/30/2002        470,018        485,000        555,373
 80       12/31/2000         431,616       12/31/01         467,946     T-12 8/31/2002        529,224        758,922        792,372
 81                          365,718   Ann. 12/31/2001      467,852     Ann. 5/31/2002        474,963        742,037        782,357
------------------------------------------------------------------------------------------------------------------------------------
 82       12/31/2000         637,332       12/31/01         596,926     T-12 5/31/2002        575,427        938,227        952,727
 82a      12/31/2000         237,773       12/31/01         208,489     T-12 5/31/2002        192,335        314,346        318,346
 82b      12/31/2000         208,961       12/31/01         202,288     T-12 5/31/2002        195,446        320,259        325,959
 82c      12/31/2000         190,598       12/31/01         186,149     T-12 5/31/2002        187,647        303,622        308,422
 83                                                                                           455,651        467,379        546,453
------------------------------------------------------------------------------------------------------------------------------------
 84       12/31/2000         373,645       12/31/01         419,549     T-12 6/30/2002        492,641        767,589        799,520
 85                                                                                           505,136        575,394        669,072
 86                                                         538,454     Ann. 6/30/2002        475,429        502,175        658,575
 87       12/31/2000         266,244       12/31/01                                           496,638        531,876        701,535
 88       12/31/2000         460,488       12/31/01         453,572     T-12 7/31/2002        421,752        882,231        914,206
------------------------------------------------------------------------------------------------------------------------------------
 89                                                         414,000     T-12 6/30/2002        404,711        414,000        464,438
 90       12/31/2000         388,882       12/31/01         390,140     T-12 8/31/2002        378,263        526,680        526,680
 91       12/31/2000         425,068       12/31/01         433,603     T-12 7/31/2002        432,937        485,987        629,330
 92       12/31/2000         527,127       12/31/01         548,936     T-12 4/30/2002        536,033      1,043,756      1,099,756
 93                                                                                           365,395        373,000        373,000
------------------------------------------------------------------------------------------------------------------------------------
 94                                                                                           348,411        357,000        357,000
 95                                                         416,878     Ann. 2/28/2002        410,309        412,348        531,448
 96       12/31/2000         440,371       12/31/01         416,425     T-12 5/31/2002        390,362        590,633        614,433
 97                          232,613       12/31/01         370,369     T-12 7/31/2002        399,551        554,574        597,574
 98                          272,691       12/31/01         379,513     T-12 4/30/2002        407,605        444,644        514,229
------------------------------------------------------------------------------------------------------------------------------------
 99       12/31/2000                                                                          340,574        348,500        396,317
100       12/31/2000         299,790       12/31/01         348,092     T-12 8/31/2002        407,608        598,998        623,998
101       12/31/2000         411,659      12/31/2001        515,773     Ann. 6/30/2002        443,303        848,756        857,516
102                                                                                           328,159        328,159        328,159
103                                                         493,367     T-12 8/30/2002        612,072        872,090        897,090
------------------------------------------------------------------------------------------------------------------------------------
104       12/31/2000         554,164       12/31/01         580,893     T-12 5/31/2002        500,442        679,120        724,523
105                                                                                           339,000        339,000        339,000
106                          270,126      12/31/2001        322,339     Ann. 8/31/2002        297,478        298,784        398,653
107                          104,487       12/31/01         270,108     Ann. 8/31/2002        273,500        402,518        403,036
108                                                                                           297,247        301,974        403,674
------------------------------------------------------------------------------------------------------------------------------------
109       12/31/2000         624,519       12/31/01         635,879     T-12 4/30/2002        574,758      1,157,522      1,198,654
110                           50,225       12/31/01         422,756     T-12 8/31/2002        561,838        820,331        845,331
111                          189,454   Ann. 12/31/2001      345,718     Ann. 6/30/2002        344,407        363,249        428,308
112                                                                                           298,000        298,000        298,000
113                                                                                           287,338        299,718        372,751
------------------------------------------------------------------------------------------------------------------------------------
114       12/31/2000         408,271       12/31/01         468,572     T-12 4/30/2002        282,230        390,821        411,821
115                                                                                           325,404        340,000        342,163
116       12/31/2000         221,169       12/31/01         276,966     T-12 7/31/2002        280,361        487,203        515,025
117       12/31/2000         203,647       12/31/01         254,150     T-12 6/30/2002        241,433        443,916        477,666
118       12/31/2000         314,507       12/31/01         352,648     T-12 7/31/2002        291,171        452,879        465,103
------------------------------------------------------------------------------------------------------------------------------------
119       12/31/2000         301,462       12/31/01         308,708     T-12 5/31/2002        313,278        532,382        552,382
119a      12/31/2000         201,202       12/31/01         181,861     T-12 5/31/2002        196,855        309,703        319,703
119b      12/31/2000         100,261       12/31/01         126,848     T-12 5/31/2002        116,423        222,679        232,679
120       12/31/2000         275,723       12/31/01         293,241     T-12 7/31/2002        287,354        487,109        539,898
121                                                         344,765     Ann. 9/30/2002        281,128        289,337        363,265
------------------------------------------------------------------------------------------------------------------------------------
122                           35,028   Ann. 12/31/2001      249,044     Ann. 7/31/2002        241,338        375,361        380,061
123       12/31/2000         178,165       12/31/01         199,737     T-12 3/31/2002        260,686        278,082        386,582
124                          410,523       12/31/01         452,376     T-12 6/30/2002        335,163        403,002        582,002
125       12/31/2000         277,098       12/31/01         269,226     T-12 8/30/2002        268,045        436,742        490,549
126                           58,333       12/31/01         151,498     T-12 5/31/2002        218,689        314,554        317,554
------------------------------------------------------------------------------------------------------------------------------------
127       12/31/2000         284,338       12/31/01         268,668     T-12 6/30/2002        244,442        771,784        792,251
128       12/31/2000         148,142       12/31/01         185,896     T-12 7/31/2002        229,447        256,068        291,523
129                                                                                           159,649        163,519        193,519
130                                                                                           266,369        277,944        313,618
131                           95,603       12/31/01         143,678     Ann. 6/30/2002        137,456        183,852        195,073
------------------------------------------------------------------------------------------------------------------------------------

        UNDERWRITTEN     UNDERWRITTEN    UNDERWRITTEN     UNDERWRITTEN
 ID       EXPENSES         RESERVES          TI/LC       NET CASH FLOW                  LARGEST TENANT                       SF
------------------------------------------------------------------------------------------------------------------------------------
  1      15,270,949         182,774         608,756       30,689,610
  1a      7,765,879          90,364         337,149       15,431,938       MainPlace Theaters                               41,886
  1b      7,505,070          92,410         271,607       15,257,672       Crate & Barrel                                   36,223
  2       1,167,446          69,000               -        2,328,124
  3         773,008          46,000               -        1,560,266
------------------------------------------------------------------------------------------------------------------------------------
  4       6,863,741         167,136         300,779        6,490,087       Boscov's                                        225,000
  5       2,078,515          47,336         253,877        4,069,054       Wachovia Bank                                    94,059
  6       1,266,632          26,025         199,117        2,192,134       A.G.E. Properties, Inc.                         102,837
  7         751,047          48,715          71,305        1,640,811
  7a                                                                       GPX, Inc.                                       179,712
------------------------------------------------------------------------------------------------------------------------------------
  7b                                                                       C & H Embroidery, Inc.                           50,000
  8       1,876,567          62,985         131,562        3,289,729       Dick's Sporting Goods, Inc.                      45,000
  9       1,242,354          72,000               -        2,940,450
 10       1,335,030          56,458         180,325        2,947,703       Kmart Corporation                                95,679
 11         745,275          38,872         113,694        2,609,034       Kohl's                                           86,584
------------------------------------------------------------------------------------------------------------------------------------
 12         741,342          31,833         167,732        2,224,070       Regal Cinemas                                    70,770
 13         805,247          11,168          32,446        1,765,714       Gap                                              25,179
 14       1,566,301         115,500               -        1,745,134
 15         611,277          83,863               -        1,811,653
 15a        298,178          39,387               -          880,014
------------------------------------------------------------------------------------------------------------------------------------
 15b        159,922          21,449               -          475,954
 15c        153,177          23,027               -          455,685
 16          90,296         129,107         237,107        2,553,351       TNT Logistics North America, Inc.             1,164,000
 17       1,465,917          27,758         251,488        1,941,731       City of Pasadena (Water & Power)                 23,428
 18         696,981          33,046               -        1,747,234
------------------------------------------------------------------------------------------------------------------------------------
 19         766,910          21,204         120,300        1,707,073       Office Depot, Inc.                               28,799
 20               -               -               -        1,489,487       Wal-Mart Stores, Inc.                           219,900
 21         675,985          13,617         108,488        1,524,821       Rare Art Inc.                                    10,000
 22         695,920          16,388         101,292        1,467,763       Marriott Corp.                                   10,481
 23         484,720          28,448         185,070        1,422,265       Sensitech Inc.                                   40,940
------------------------------------------------------------------------------------------------------------------------------------
 24       1,016,333          80,172               -        1,439,012
 25       1,076,711          21,574          56,163        1,547,693       Waldbaums                                        44,478
 26         960,371          22,488               -        1,731,472
 27         570,372          11,782          30,897        1,405,245       Kroger                                           63,373
 28         307,450          11,648          26,626        1,438,237       Albertson's Grocery                              58,050
------------------------------------------------------------------------------------------------------------------------------------
 29       1,582,475         111,000               -        1,238,608
 30       1,426,107         122,100               -        1,348,812
 31         897,677          99,792               -        1,307,543
 32         833,022          38,934         118,594        1,337,387       Ross Dress for Less                              29,241
 33         972,471          72,000               -        1,199,484
------------------------------------------------------------------------------------------------------------------------------------
 34         591,488          15,640               -        1,235,460
 35         870,199          16,032         145,866        1,289,230       Vanguard Health Management, Inc.                 32,860
 36         395,475           9,983          42,754        1,244,638       Weis Market                                      53,500
 37       1,085,128          13,811         205,300        1,373,639       Saylor & Hill                                     8,800
 38         334,028          53,221         109,133        1,025,462       Compgeeks, Inc.                                  89,686
------------------------------------------------------------------------------------------------------------------------------------
 39       1,005,877          46,800               -        1,084,454
 40         707,848          48,000               -        1,109,556
 41          26,632          11,540               -        1,120,347       BJ's Wholesale Club, Inc.                       115,396
 42         744,043          51,600               -          994,049
 43         812,303          93,240               -          996,431
------------------------------------------------------------------------------------------------------------------------------------
 44          95,487           2,174               -          393,013       Walgreens                                        14,490
 45         112,928           2,268               -          323,459       Walgreens                                        15,120
 46          79,536           2,441               -          294,284       Walgreens                                        13,905
 47         686,506          48,000               -          851,717
 48         598,416          16,112               -          814,846
------------------------------------------------------------------------------------------------------------------------------------
 49         863,412          26,125         103,570          782,698       Lockheed Martin Corporation                      17,885
 50          68,666           4,395          10,335           99,496       Home Transport Inc.                              30,000
 51         635,206          64,000               -          773,022
 52         312,642           9,013          44,732          791,657       Paul's Hardware                                  17,351
 53          66,343          16,868          44,895          750,179       Harmons                                          71,950
------------------------------------------------------------------------------------------------------------------------------------
 54         196,945           7,592          19,259          777,482       Office Depot, Inc.                               26,736
 55         375,541          35,000               -          838,272
 56         303,741           9,466          52,384          731,858       Continental Data Graphics                        16,796
 57         636,561          14,328          38,077          931,330       Lowe`s Home Improvements (Ground Lease)         135,197
 58         271,090          15,183          93,795          676,014       Dr. Howard M. Haft Md                             8,729
------------------------------------------------------------------------------------------------------------------------------------
 59         327,434          18,840          66,838          651,366       North County Lifeline                             6,592
 60         273,588          21,600               -          359,521
 61         174,640          12,800               -          274,569
 62         203,792          10,101          60,468          804,259       Los Angeles Times                                34,028
 63       1,640,769         130,740               -          843,299
------------------------------------------------------------------------------------------------------------------------------------
 64         881,632          34,028         162,627          634,415       Texas Protective Service                         18,400
 65         310,381          23,014               -          714,223
 65a        206,664          12,000               -          464,610
 65b        103,717          11,015               -          249,613
 66         121,054           9,126          17,400          602,108       Best Buy Stores, L.P.                            30,493
------------------------------------------------------------------------------------------------------------------------------------
 67         256,795           8,202          46,532          574,206       Zilog                                             5,840
 68         461,737          56,840               -          562,163
 69         242,164           8,984          12,169          585,953       Kash N' Karry                                    46,295
 70         545,668          49,600               -          509,228
 71         199,164           9,384          42,204          495,847       Osco Drug                                        24,519
------------------------------------------------------------------------------------------------------------------------------------
 72         672,230          62,700               -          610,066
 73         420,312          49,728               -          493,622
 74         116,214           4,200           6,828          447,712       Food Lion                                        33,000
 75         215,279          10,854          52,076          501,348       The TJX Companies, Inc.                          27,000
 76         139,073           2,166               -          461,250       Walgreens                                        14,440
------------------------------------------------------------------------------------------------------------------------------------
 77         215,858          11,663          25,716          478,256       Winn Dixie                                       57,260
 78         186,475          19,536          28,107          569,833       Super Fresh Food Market                          30,566
 79          85,355           2,268               -          467,750       Walgreens                                        15,120
 80         263,148           9,789               -          519,435
 81         307,394          27,888               -          447,075
------------------------------------------------------------------------------------------------------------------------------------
 82         377,300          26,114               -          549,313
 82a        126,011           9,603               -          182,732
 82b        130,513           9,494               -          185,951
 82c        120,775           7,017               -          180,630
 83          90,802           2,616           3,246          449,789       Walgreens                                        14,490
------------------------------------------------------------------------------------------------------------------------------------
 84         306,879          11,532               -          481,109
 85         163,936           1,649          26,168          477,319       Lucy Active Wear, Inc.                            2,304
 86         183,146           3,475          21,168          450,786       Car Toys, Inc.                                    6,000
 87         204,897           9,383          32,800          454,456       Positive Pain Management                          7,001
 88         492,454          34,500               -          387,253
------------------------------------------------------------------------------------------------------------------------------------
 89          59,727           4,138               -          400,573       Walgreens                                        15,930
 90         148,417           4,950               -          373,313
 91         196,393           8,017          38,237          386,683       ATA Taekwondo Center                              5,475
 92         563,724          68,629               -          467,404
 93           7,605           1,594               -          363,801       Walgreens                                        14,490
------------------------------------------------------------------------------------------------------------------------------------
 94           8,589           1,739               -          346,672       Walgreens                                        14,490
 95         121,139           6,071          24,997          379,241       C. E. Larson, Inc.                                5,000
 96         224,071           8,678               -          381,684
 97         198,023          11,610               -          387,942
 98         106,624           4,890          27,163          375,552       Fashion Bug                                       8,000
------------------------------------------------------------------------------------------------------------------------------------
 99          55,743           2,174               -          338,400       Walgreens                                        14,490
100         216,390          12,585               -          395,023
101         414,213          25,043               -          418,260
102               -           2,781               -          325,378       Walgreens                                        13,905
103         285,018          26,651               -          585,420
------------------------------------------------------------------------------------------------------------------------------------
104         224,081           9,444               -          490,998
105               -           2,781               -          336,219       Walgreens                                        13,905
106         101,175           2,308          13,764          281,406       Windermere Real Estate/H.H., Inc.                 8,299
107         129,536          17,000               -          256,500
108         106,427           2,135          13,520          281,592       McDonald's Corporation (Ground Lease)             4,800
------------------------------------------------------------------------------------------------------------------------------------
109         623,896          52,303               -          522,455
110         283,493          26,651               -          535,187
111          83,901           3,423          15,305          325,679       Dollar Tree Stores, Inc.                         10,625
112               -           2,781               -          295,219       Walgreens                                        13,905
113          85,413           2,394           9,026          275,918       Staples The Office Superstore East, Inc.         23,942
------------------------------------------------------------------------------------------------------------------------------------
114         129,591           7,840               -          274,389
115          16,759           2,163               -          323,241       Walgreens                                        14,423
116         234,664           8,633               -          271,727
117         236,233           8,184               -          233,249
118         173,932           5,111          30,683          255,376       The Mangum Group, Inc.                           14,763
------------------------------------------------------------------------------------------------------------------------------------
119         239,104          10,258               -          303,020
119a        122,848           5,482               -          191,373
119b        116,256           4,776               -          111,647
120         252,544          10,845               -          276,508
121          82,137           1,871          15,926          263,330       Stilo Furniture Corp.                             2,937
------------------------------------------------------------------------------------------------------------------------------------
122         138,723          21,000               -          220,338
123         125,896           1,892          14,123          244,671       Kolache Factory                                   1,587
124         246,839          10,104          26,216          298,844       Oxford Early Learning Centers                     5,233
125         222,504           7,000               -          261,045
126          98,865          10,248               -          208,441
------------------------------------------------------------------------------------------------------------------------------------
127         547,810          45,036               -          199,406
128          62,076           4,536          22,235          202,676       Dollar Tree Stores, Inc.                         11,040
129          33,870           1,479               -          158,170       CVS Pharmacy, Inc.                               10,055
130          47,249           1,911               -          264,458       Eckerd Corporation                               12,739
131          57,617           5,293          18,533          113,630       Har-West Sound & Video                            3,270
------------------------------------------------------------------------------------------------------------------------------------

         LEASE                                                                   LEASE
 ID    EXPIRATION                 2ND LARGEST TENANT                    SF     EXPIRATION             3RD LARGEST TENANT
------------------------------------------------------------------------------------------------------------------------------------
  1
  1a    12/31/05   Crate & Barrel                                     13,780     1/31/07   Barnes & Noble
  1b     8/31/10   Copeland's Sports                                  31,164     1/31/11   Borders Books & Music
  2
  3
------------------------------------------------------------------------------------------------------------------------------------
  4     10/31/18   Christmas Tree Shops                               57,207    12/31/18   FYE
  5      6/10/10   Greer & Walker, LLP                                12,767    11/21/05   IMG Worldwide
  6       4/9/08   The Daniel & Henry Co.                             41,748     1/31/11
  7
  7a     1/31/12   Sigma-Aldrich Co.                                 135,492    12/31/09   Bryan Cave, LLP
------------------------------------------------------------------------------------------------------------------------------------
  7b     1/31/10   Killark Electrical Products                        40,036     6/30/06   Swank Motion Pictures, Inc.
  8      1/31/12   Filene`s Basement                                  40,525     3/31/12   Bed Bath & Beyond
  9
 10     12/31/15   Vons                                               43,080     1/31/16   Thrifty Payless, Inc. (Rite Aid)
 11      8/19/19   Best Buy                                           45,212     1/31/15   Ross
------------------------------------------------------------------------------------------------------------------------------------
 12      2/28/18   Garrison's Cowtippers Steakhouse Restaurant         8,010    12/31/14   Macaroni Grill Restaurant
 13      4/30/11   Equinox                                            30,660     9/30/20
 14
 15
 15a
------------------------------------------------------------------------------------------------------------------------------------
 15b
 15c
 16       8/4/12
 17      9/30/05   United States of America (Hearings & Appeals GSA)  15,821    12/31/03   Transamerica
 18
------------------------------------------------------------------------------------------------------------------------------------
 19     12/31/09   Ross Stores, Inc.                                  27,200     1/31/06   Michaels
 20      8/31/17
 21     11/30/07   Amy Perlin Antiques                                 9,949    10/31/11   Bunny Williams, Inc.
 22      5/31/03   McEnearney Associates                               7,377    12/31/03   Hayes & Associates
 23      7/31/04   Software Labs                                      34,023     2/28/04   SNBL USA Ltd
------------------------------------------------------------------------------------------------------------------------------------
 24
 25     11/30/13   Annie Sez                                          15,038     1/31/06   Party City
 26
 27     10/31/19   Walgreens                                          15,048    10/31/59   Blockbuster
 28      6/11/21   Pepper's Lounge                                     4,800     1/23/05   Dollar King
------------------------------------------------------------------------------------------------------------------------------------
 29
 30
 31
 32     10/31/05   Tuesday Morning, Inc.                              24,668     9/30/06   99 Cent Stuff Boynton, LLC
 33
------------------------------------------------------------------------------------------------------------------------------------
 34
 35     12/31/07   AmSurg Corporation                                 29,726     6/30/09   CHD Meridian Healthcare, Inc.
 36      3/31/21   Celebree Learning Center                            7,200     3/31/16   Long & Foster Realty
 37      8/31/07   Strickland & Haapala                                6,739     5/31/03   Charles Schwab
 38      9/30/05   VVP America, Inc.                                  84,000     7/31/07   Boothcrafters, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 39
 40
 41      5/11/22
 42
 43
------------------------------------------------------------------------------------------------------------------------------------
 44     11/30/21
 45      5/31/21
 46     10/31/21
 47
 48
------------------------------------------------------------------------------------------------------------------------------------
 49      9/30/03   Non-Foods Marketing, Inc.                          14,000     8/31/03   Laser Corp. of America
 50      8/31/06
 51
 52       2/7/12   Blockbuster, Inc.                                   7,000    10/31/06   Kyoto Bowl
 53      6/30/23   Santa Fe Grill                                      3,222     9/30/05   Perfect Tan
------------------------------------------------------------------------------------------------------------------------------------
 54     11/30/16   Party City                                         10,653     1/28/12   Reico Kitchen & Bath
 55
 56      3/31/05   Verio West                                         16,631    12/31/04   NCR Corporation
 57      5/30/21   Ross Dress for Less                                30,000     1/31/13   Michael`s Stores
 58      5/31/08   Diagnostic Health Corporation                       5,720     1/14/05   Philip Wisotsky MD and Frank M Ryan MD PC
------------------------------------------------------------------------------------------------------------------------------------
 59      8/31/06   Conehead Investments                                6,420     2/28/05   Secura
 60
 61
 62      7/17/05   UCLA Real Estate Department                        16,479     4/30/09   AT&T Wireless
 63
------------------------------------------------------------------------------------------------------------------------------------
 64      7/31/06   State Comptroller-Enforcement                       9,563     8/31/07   State Comptroller-Audit
 65
 65a
 65b
 66      1/31/20   Office Depot, Inc.                                 30,348     7/31/14
------------------------------------------------------------------------------------------------------------------------------------
 67      7/31/03   Pediatric Associates                                4,716     5/31/05   Apreva
 68
 69     11/14/20   Beef O'Brady's                                      2,400     4/30/09   Lovely Nails
 70
 71      2/28/09   Ohio Savings Bank                                   5,005    12/29/10   Stone's Shoes
------------------------------------------------------------------------------------------------------------------------------------
 72
 73
 74      6/30/19   Mark Oil Company (Ground Lease)                     4,230     4/30/14   Blockbuster Video
 75     10/31/04   Davis Kidd Booksellers                             20,000     9/30/10   Holliday's General Service Inc.
 76     12/31/26
------------------------------------------------------------------------------------------------------------------------------------
 77       8/7/17   Pizza Hut (Outpad)                                  5,440               Children's Home Society of FL
 78      1/31/06   Rite Aid Pharmacy                                  10,045     1/31/06   Family Dollar
 79      3/31/21
 80
 81
------------------------------------------------------------------------------------------------------------------------------------
 82
 82a
 82b
 82c
 83      7/26/22   Starbucks                                           1,483      9/9/12   Jamba Juice
------------------------------------------------------------------------------------------------------------------------------------
 84
 85      8/31/07   Karen Kane                                            986     8/31/05   Renko Watanabe
 86      8/31/11   CiCi's Pizza                                        3,953    11/30/08   Truss Pro, LLC
 87      4/30/06   Hayman Orthotics                                    4,810    10/31/04   Nit Noi Thai Restaurant
 88
------------------------------------------------------------------------------------------------------------------------------------
 89      9/30/19
 90
 91     10/31/03   Mattress King                                       4,000    11/30/03   La Fiesta Mexican Restaurant
 92
 93     10/31/27
------------------------------------------------------------------------------------------------------------------------------------
 94      9/30/22
 95      2/28/07   Kwan Cheung                                         3,111     1/31/07   Mary A. Miller
 96
 97
 98      3/31/06   Blockbuster, Inc.                                   4,800     6/30/06   Payless ShoeSource, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 99      3/31/27
100
101
102     10/31/19
103
------------------------------------------------------------------------------------------------------------------------------------
104
105      5/31/19
106      9/30/15   Butterfield Properties, Inc.                        2,000    10/31/06   Tully's Coffee
107
108      8/31/21   Cinch Cleaners                                      2,500    11/30/06   First Eye Care
------------------------------------------------------------------------------------------------------------------------------------
109
110
111      1/31/17   The Cato Corporation                                8,640     1/31/11   On Cue
112      1/31/19
113      4/30/17
------------------------------------------------------------------------------------------------------------------------------------
114
115      8/31/22
116
117
118     12/31/15   Behavioral Healthcare Partnership                   2,938    11/30/06   Orellana Retina Associates, PLLC
------------------------------------------------------------------------------------------------------------------------------------
119
119a
119b
120
121      6/14/05   Doral Wine & Spirits                                2,508     4/16/06   The Seafood Place, Inc.
------------------------------------------------------------------------------------------------------------------------------------
122
123       4/1/05   Pizza Hut                                           1,550     12/1/08   Starbucks
124      3/31/10   Broward Schools Credit Union                        5,000     8/14/03   Howard Newman, P.A.
125
126
------------------------------------------------------------------------------------------------------------------------------------
127
128      3/31/06   Aventis BioServices, Inc.                          10,800   3/31/2007   Cato
129      1/31/22
130       9/7/20
131      6/30/04   Vinacomm Nationwide Inc.                            3,074     4/30/03   Casters of Dallas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                    UPFRONT
                       LEASE       OCCUPANCY      OCCUPANCY    ACTUAL REPLACEMENT        ONGOING ACTUAL                  UPFRONT
 ID          SF      EXPIRATION       RATE       AS-OF DATE         RESERVES         REPLACEMENT RESERVES                 TI/LC
-----------------------------------------------------------------------------------------------------------------------------------
  1                                  93.66%        8/31/02             -           15,178 (Westfield Guaranty)              -
  1a       11,580      7/31/04       91.38%        8/31/02
  1b       25,120      1/31/16       95.88%        8/31/02
  2                                  96.38%        6/28/02             -                      5,750                         -
  3                                  94.02%        6/28/02             -                      3,833                         -
-----------------------------------------------------------------------------------------------------------------------------------
  4        24,892      9/30/07       90.92%        10/1/02           5,570                    5,570                      12,500
  5        12,483      6/30/06       97.22%        7/31/02             -                      1,972                     311,375
  6                                 100.00%         9/5/02             -                      2,169                         -
  7                                 100.00%         9/5/02             -                      4,060                         -
  7a       21,840      1/31/12      100.00%         9/5/02
-----------------------------------------------------------------------------------------------------------------------------------
  7b       35,945      6/30/11      100.00%         9/5/02
  8        38,000      1/31/11      100.00%        7/26/02             -                      5,249                    200,000 LOC
  9                                  95.49%        9/24/02             -                      6,000                         -
 10        23,830      2/1/16        93.14%         6/3/02             -                      4,705                         -
 11        30,139      1/31/12       96.66%         8/8/02             -                      3,240                         -
-----------------------------------------------------------------------------------------------------------------------------------
 12         7,638      7/31/09       98.74%         8/8/02             -                      2,653                         -
 13                                 100.00%        10/9/02             -                        558                         -
 14                                  94.16%        8/27/02          70,000                    9,818                         -
 15                                 100.00%        9/23/02             -                      6,989                         -
 15a                                100.00%        9/23/02
-----------------------------------------------------------------------------------------------------------------------------------
 15b                                100.00%        9/23/02
 15c                                100.00%        9/23/02
 16                                 100.00%        11/1/02             -                          -                         -
 17         8,044     10/31/05       98.58%         8/1/02             -                      2,315                         -
 18                                 100.00%        8/23/02             -                      3,075                         -
-----------------------------------------------------------------------------------------------------------------------------------
 19        17,556      9/30/05      100.00%         6/1/02             -                      1,770                         -
 20                                 100.00%        11/1/02             -                          -                         -
 21         9,200      8/31/11       90.01%        11/1/02             -                      1,163                         -
 22         5,795      7/31/03      100.00%         8/7/02             -                      1,366                         -
 23        32,609      1/31/05       90.81%        9/30/02             -                      2,371                         -
-----------------------------------------------------------------------------------------------------------------------------------
 24                                  89.87%        7/17/02             -                      7,013                         -
 25        12,449      1/31/12       98.94%        7/23/02             -                      1,798                         -
 26                                  81.06%        7/31/02             -                      1,875                         -
 27         4,800      8/31/09       90.65%        7/31/02             -                        491                     250,000
 28         2,440     10/31/05      100.00%        10/1/02             -                        971                         -
-----------------------------------------------------------------------------------------------------------------------------------
 29                                  96.17%        9/19/02             -                      8,954                         -
 30                                  93.47%         9/2/02          10,175                   10,175                         -
 31                                  98.21%        8/12/02             -                          -                         -
 32        19,590      9/30/04       89.73%        5/28/02             -                      3,245                         -
 33                                  96.18%        7/17/02             -                      6,000                         -
-----------------------------------------------------------------------------------------------------------------------------------
 34                                  99.49%        7/31/02             -                      1,305                         -
 35        17,281     11/30/02      100.00%         7/1/02             -                      1,340                     100,000
 36         6,090      5/31/06       98.60%        10/1/02             -                          -                         -
 37         4,871      8/31/02       91.98%        9/12/02             -                      1,151                     250,000
 38        35,452      9/30/04       78.59%        10/8/02             -                      3,326                         -
-----------------------------------------------------------------------------------------------------------------------------------
 39                                  94.70%        8/16/02             -                      3,900                         -
 40                                 100.00%        8/27/02             -                      4,000                         -
 41                                 100.00%        11/1/02             -                          -                         -
 42                                  95.93%        8/31/02             -                      3,942                         -
 43                                  99.32%        6/28/02             -                      7,770                         -
-----------------------------------------------------------------------------------------------------------------------------------
 44                                 100.00%        11/1/02             -                        185                         -
 45                                 100.00%        11/1/02             -                        190                         -
 46                                 100.00%        11/1/02             -                        205                         -
 47                                  94.27%        8/23/02             -                      3,200                         -
 48                                  95.39%        7/31/02             -                      1,345                         -
-----------------------------------------------------------------------------------------------------------------------------------
 49        12,400     10/31/04       97.21%        3/26/02             -                      2,177                         -
 50                                 100.00%        11/1/02             -                        366                         -
 51                                  96.25%        6/30/02             -                      4,533                         -
 52         2,933      7/31/07      100.00%        6/10/02             -                        755                         -
 53         2,620      2/28/07       96.89%        10/7/02             -                      1,406                         -
-----------------------------------------------------------------------------------------------------------------------------------
 54         5,222      2/28/12      100.00%        3/12/02             -                        635                         -
 55                                 100.00%        8/14/02             -                          -                         -
 56         5,483      3/31/04      100.00%         9/1/02             -                        789                      25,000
 57        20,399      2/29/12      100.00%        9/19/02             -                      1,194                      83,702
 58         5,459      5/31/06       87.81%        4/30/02             -                      1,265                     150,000
-----------------------------------------------------------------------------------------------------------------------------------
 59         5,735      4/30/03       98.02%        10/1/02             -                      1,570                     125,000
 60                                  98.15%        10/1/02             -                      1,800                         -
 61                                  98.44%        7/25/02             -                      1,065                         -
 62                    4/30/06      100.00%         8/9/02             -                        845                         -
 63                                  74.00%      T-12 9/30/02          -                     10,915                         -
-----------------------------------------------------------------------------------------------------------------------------------
 64         9,356      8/31/07       91.60%         9/1/02             -                      2,835                         -
 65                                  95.90%        6/30/02             -                        340                         -
 65a                                 95.90%        6/30/02
 65b                                 95.90%        6/30/02
 66                                 100.00%        1/14/02             -                        760                         -
-----------------------------------------------------------------------------------------------------------------------------------
 67         4,524      7/31/03       94.63%         9/1/02             -                        684                      25,000
 68                                  98.57%        8/27/02          45,000                    5,075                         -
 69         1,200     12/31/03      100.00%        12/31/01            -                        750                         -
 70                                  97.40%        6/27/02             -                      4,240                         -
 71         3,250      6/30/06       97.28%        7/12/02             -                        785                         -
-----------------------------------------------------------------------------------------------------------------------------------
 72                                 100.00%         8/6/02             -                      5,225                         -
 73                                  94.64%        8/14/02             -                      4,200                         -
 74         3,000      8/31/04      100.00%        6/30/02             -                        280                         -
 75         6,630     12/31/08      100.00%         7/1/02             -                        904                     230,000
 76                                 100.00%        11/1/02             -                          -                         -
-----------------------------------------------------------------------------------------------------------------------------------
 77         2,880      9/30/04       99.07%        4/30/02             -                        975                         -
 78         7,800     12/31/05       97.16%        9/30/02             -                        781                         -
 79                                 100.00%        11/1/02             -                          -                         -
 80                                  83.25%        8/14/02             -                        815                         -
 81                                  94.64%        6/15/02             -                      1,867                         -
-----------------------------------------------------------------------------------------------------------------------------------
 82                                  89.35%        7/31/02             -                      2,180                         -
 82a                                 84.05%        7/31/02
 82b                                 96.92%        7/31/02
 82c                                 86.40%        7/31/02
 83         1,450      7/4/12       100.00%        6/11/02             -                        220                         -
-----------------------------------------------------------------------------------------------------------------------------------
 84                                  83.91%         8/1/02             -                     11,532                         -
 85           826      8/31/07      100.00%         9/1/02             -                        140                         -
 86         3,320      3/31/07      100.00%         1/1/02             -                        290                         -
 87         3,900      2/10/11       87.81%         7/1/02             -                        785                         -
 88                                  93.48%        9/13/02             -                      2,875                         -
-----------------------------------------------------------------------------------------------------------------------------------
 89                                 100.00%        11/1/02             -                        345                         -
 90                                  96.36%         9/1/02             -                        460                         -
 91         3,950      5/31/06       96.13%        9/30/02             -                        668                      80,000
 92                                  87.78%        5/30/02             -                      3,750                         -
 93                                 100.00%        11/1/02             -                          -                         -
-----------------------------------------------------------------------------------------------------------------------------------
 94                                 100.00%        11/1/02             -                          -                         -
 95         2,900      1/31/07       89.61%        3/11/02             -                        506                         -
 96                                  90.41%         6/2/02             -                        730                         -
 97                                  97.78%        8/10/02             -                        965                         -
 98         2,800     12/31/05       83.13%        5/31/02             -                        410                         -
-----------------------------------------------------------------------------------------------------------------------------------
 99                                 100.00%        11/1/02             -                          -                         -
100                                  70.45%        8/15/02             -                      1,050                         -
101                                 100.00%        7/30/02             -                          -                         -
102                                 100.00%        11/1/02             -                        220                         -
103                                  98.48%         8/1/02             -                      2,220                         -
-----------------------------------------------------------------------------------------------------------------------------------
104                                  76.27%        5/30/02             -                        790                         -
105                                 100.00%        11/1/02             -                        232                         -
106         1,878      9/30/10       97.50%         9/9/02             -                        192                         -
107                                 100.00%        8/30/02             -                      1,417                         -
108         2,094      2/28/07      100.00%        11/1/01             -                        180                         -
-----------------------------------------------------------------------------------------------------------------------------------
109                                  96.05%        5/30/02             -                          -                         -
110                                 100.00%        9/30/02             -                      2,220                         -
111         5,920      1/31/06      100.00%        7/12/02             285                      285                      1,275
112                                 100.00%        11/1/02             -                        243                         -
113                                 100.00%        11/1/02             -                        200                         -
-----------------------------------------------------------------------------------------------------------------------------------
114                                  96.43%        6/30/02             -                          -                         -
115                                 100.00%        11/1/02             -                          -                         -
116                                  95.91%        8/19/02             -                        720                         -
117                                  97.73%         8/1/02             -                        685                         -
118         2,500      8/31/07       91.85%         9/1/02             -                        445                         -
-----------------------------------------------------------------------------------------------------------------------------------
119                                  96.38%        Various             -                        855                         -
119a                                 96.70%        6/29/02
119b                                 95.98%         7/1/02
120                                  85.44%        8/26/02             -                        905                         -
121         1,733      8/31/05      100.00%         9/1/02             -                        155                         -
-----------------------------------------------------------------------------------------------------------------------------------
122                                  95.71%        9/26/02             -                      1,750                         -
123         1,500      5/1/10        87.71%       10/24/02             -                        158                         -
124         4,435      6/30/07       93.41%        7/18/02             -                        845                         -
125                                  90.71%        9/23/02             -                        585                         -
126                                 100.00%         8/1/02             -                        935                         -
-----------------------------------------------------------------------------------------------------------------------------------
127                                  95.17%         7/8/02             -                          -                         -
128         4,800      1/31/07      100.00%        8/28/02             -                        380                      16,990
129                                 100.00%        11/1/02             -                        123                         -
130                                 100.00%        11/1/02             -                          -                         -
131         2,857      1/31/03       91.73%        8/31/02          26,510                      441                       4,500
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 UPFRONT              ENVIRONMENTAL
                MONTHLY             MONTHLY TAX       MONTHLY INSURANCE        ENGINEERING                REPORT
 ID              TI/LC                ESCROW                ESCROW               RESERVE                   DATE
--------------------------------------------------------------------------------------------------------------------------------
  1    1,764 (Westfield Guaranty)     288,240     48,323 (Westfield Guaranty)       -                    Various
  1a                                                                                                     8/12/02
  1b                                                                                                     8/13/02
  2                 -                  13,062                6,941                  -                     7/9/02
  3                 -                   8,708                4,598                  -                     7/9/02
--------------------------------------------------------------------------------------------------------------------------------
  4              12,500               141,465                  -                    -                    8/21/02
  5               6,250                35,849                4,834                  -                    7/30/02
  6              16,593                 2,331                3,939                  -                    5/13/02
  7               5,942                 4,781                4,019                  -                    5/13/02
  7a                                                                                                     5/13/02
--------------------------------------------------------------------------------------------------------------------------------
  7b                                                                                                     5/13/02
  8                 -                  77,710                4,100                  -                    6/19/02
  9                 -                  29,169                8,134                  -                    6/17/02
 10              15,030                27,771               10,551                  -                     3/6/01
 11              10,035                18,106                  -                  4,375                  9/10/02
--------------------------------------------------------------------------------------------------------------------------------
 12              11,083                17,801                3,928               13,125                  6/19/02
 13                 -                  50,041                2,527                6,500                  9/10/02
 14                 -                  41,830                  -                    -                    5/30/02
 15                 -                  16,322                3,143               17,500                  9/25/02
 15a                                                                                                     9/25/02
--------------------------------------------------------------------------------------------------------------------------------
 15b                                                                                                     9/25/02
 15c                                                                                                     9/25/02
 16                 -                    -                     -                    -                     7/1/02
 17              21,290                20,731                7,059                9,000                  5/23/02
 18                 -                   1,826                3,317                  -                     9/9/02
--------------------------------------------------------------------------------------------------------------------------------
 19               9,423                30,534                1,998                  -                    7/22/02
 20                 -                    -                     -                    -                    10/2/02
 21               7,269                25,271                2,718                6,000                  8/16/02
 22               8,535                13,403                3,533               20,625                  7/10/02
 23                 -                  12,509                2,085                2,587                  1/19/01
--------------------------------------------------------------------------------------------------------------------------------
 24                 -                  12,165                  -                 42,780                  6/12/02
 25               4,680                63,872                  -                  5,000                   8/2/02
 26                 -                  11,267                3,556                  -                    7/20/02
 27                 -                  27,598                4,751                6,410                 11/13/01
 28                 -                   5,821                1,474                  -                    8/20/02
--------------------------------------------------------------------------------------------------------------------------------
 29                 -                  21,412                  -                 77,625                   8/8/02
 30                 -                  30,797               10,247                4,375                  8/14/02
 31                 -                    -                     -                    -                    6/24/02
 32               9,905                28,071                7,159                  -                    5/22/02
 33                 -                  14,483                  -                111,550                  6/12/02
--------------------------------------------------------------------------------------------------------------------------------
 34                 -                  19,921                  -                    -                    8/26/02
 35                 -                  22,451                1,555               35,625                  7/17/02
 36                 -                  12,717                  -                    -                    8/30/01
 37              17,108                10,176                2,769               50,000                  1/22/02
 38               9,092                13,186                1,192                  -                     7/5/02
--------------------------------------------------------------------------------------------------------------------------------
 39                 -                   5,417                5,193                  -                    7/18/02
 40                 -                  17,173                7,856                  -                    3/29/02
 41                 -                    -                     -                    -                     8/2/02
 42                 -                   7,020                2,796               31,125                  7/18/02
 43                 -                  14,662                4,223               51,563                  7/15/02
--------------------------------------------------------------------------------------------------------------------------------
 44                 -                    -                     -                    -                    7/16/02
 45                 -                    -                     -                    -                    7/12/02
 46                 -                    -                     -                    -                    7/12/02
 47                 -                   7,435                4,376                  -                    7/27/02
 48                 -                    -                     -                  9,938                  8/26/02
--------------------------------------------------------------------------------------------------------------------------------
 49               8,631                49,769                1,925               17,973                  6/14/02
 50               1,031                 3,959                  326                8,188                  6/14/02
 51                 -                  11,573                3,429               65,625                   7/3/01
 52               3,730                10,417                  708               34,258                  7/19/02
 53               3,741                   795                  170               15,659                  9/30/02
--------------------------------------------------------------------------------------------------------------------------------
 54               1,605                 3,763                1,423                  -                    2/22/02
 55                 -                     386                1,508                  -                    8/22/02
 56              12,500                 5,280                  528                1,875                   7/9/02
 57                 -                   3,756                  656                  -                    7/17/02
 58                 -                   6,044                  453                  -                     7/9/02
--------------------------------------------------------------------------------------------------------------------------------
 59                 -                   5,954                1,859                8,750                   8/2/02
 60                 -                   6,250                  850               14,150                   9/3/02
 61                 -                   3,042                  651                9,950                   9/3/02
 62               5,440                  -                     -                 93,465                  8/16/02
 63                 -                   3,493                2,459               14,250                  8/26/02
--------------------------------------------------------------------------------------------------------------------------------
 64              14,830                12,611                5,176               51,663                  8/15/02
 65                 -                   3,802                7,701               97,713                   7/1/02
 65a                                                                                                      7/1/02
 65b                                                                                                      7/1/02
 66                 -                    -                     -                    -                    2/19/02
--------------------------------------------------------------------------------------------------------------------------------
 67               8,333                 5,007                  506                3,750                   7/9/02
 68                 -                   9,096                  -                    -                    5/29/02
 69               1,015                 7,236                  835                3,000                  1/17/02
 70                 -                   6,126                  -                103,644                   8/7/01
 71               3,520                 5,002                  679                2,994                  8/14/02
--------------------------------------------------------------------------------------------------------------------------------
 72                 -                   7,759                9,346               72,450                   7/1/02
 73                 -                   3,663                1,432              262,640                  6/14/02
 74                 -                   2,917                  637                  -                    1/18/01
 75               3,000                 7,161                1,264                4,500                   2/4/02
 76                 -                    -                     -                    -                    7/29/02
--------------------------------------------------------------------------------------------------------------------------------
 77               2,355                 8,420                1,221                6,250                  5/23/02
 78                 -                   6,385                1,328                  -                    7/20/01
 79                 -                    -                     -                    -                    5/24/02
 80                 -                   4,207                  781                  -                    8/22/02
 81                 -                   6,083                  618                  -                     5/8/02
--------------------------------------------------------------------------------------------------------------------------------
 82                 -                   5,418                1,118               43,438                  Various
 82a                                                                                                     6/25/02
 82b                                                                                                     6/10/02
 82c                                                                                                     5/30/02
 83                 -                     687                  193                  -                    6/14/02
--------------------------------------------------------------------------------------------------------------------------------
 84                 -                  10,020                  621                  125                 10/26/01
 85               2,180                  -                     -                    -                     8/1/02
 86               2,045                 7,000                  625                  -                   12/11/01
 87               2,735                 5,044                1,333               21,606                  10/2/01
 88                 -                   6,577                3,854              116,563                   9/9/02
--------------------------------------------------------------------------------------------------------------------------------
 89                 -                    -                     -                    -                    8/13/02
 90                 -                   2,774                  400                  438                  8/30/02
 91               3,186                 3,834                1,192                  -                    6/18/02
 92                 -                   6,897                2,643               33,500                  6/17/02
 93                 -                    -                     -                    -                    7/18/02
--------------------------------------------------------------------------------------------------------------------------------
 94                 -                    -                     -                    -                    7/18/02
 95               2,083                 4,950                  589                  -                   11/12/01
 96                 -                   4,000                  450                  -                    5/21/02
 97                 -                   2,656                  593                  -                    8/19/02
 98               2,265                 3,285                  797                  -                    5/22/02
--------------------------------------------------------------------------------------------------------------------------------
 99                 -                    -                     -                    -                    8/12/02
100                 -                   2,657                  720                  -                    8/22/02
101                 -                   4,951                2,416                  -                     6/3/02
102                 -                    -                     -                  1,250                  10/2/02
103                 -                    -                     -                    -                    9/14/02
--------------------------------------------------------------------------------------------------------------------------------
104                 -                   2,843                  -                    -                    6/19/02
105                 -                    -                     -                    -                    9/27/02
106               1,154                 2,281                  437                  -                    1/31/02
107                 -                   2,949                  697                  -                   10/25/02
108               1,195                 5,750                  297                  -                   12/26/01
--------------------------------------------------------------------------------------------------------------------------------
109                 -                   9,727                3,321                1,563                  6/18/02
110                 -                    -                     -                    -                    9/14/02
111               1,275                 3,061                  936                  -                     2/7/02
112                 -                    -                     -                  2,188                  10/1/02
113                 -                    -                     300                  -      None (AISL Secured Creditor Policy)
--------------------------------------------------------------------------------------------------------------------------------
114                 -                     641                2,033              145,419                   7/1/02
115                 -                    -                     541                  -                     6/3/02
116                 -                   4,716                  663               14,375                  7/25/02
117                 -                   4,167                  667               18,344                   8/1/02
118               2,625                 2,299                  831                  -                    5/15/02
--------------------------------------------------------------------------------------------------------------------------------
119                 -                   2,137                  694                  -                     6/5/02
119a                                                                                                      6/5/02
119b                                                                                                      6/5/02
120                 -                   6,148                  555                  -                    8/23/02
121               1,525                  -                     715                  -                    8/29/01
--------------------------------------------------------------------------------------------------------------------------------
122                 -                     849                1,553                  -                    4/30/02
123               1,218                 5,000                  625                  -                    5/24/02
124               2,185                  -                     -                    -                     8/7/02
125                 -                     618                  680               11,863                  1/25/02
126                 -                   1,686                  576                  -                     5/8/02
--------------------------------------------------------------------------------------------------------------------------------
127                 -                    -                     -                    -                    8/26/02
128               1,940                   605                1,362               10,096                   8/5/02
129                 -                     281                  332                2,500                  7/24/02
130                 -                    -                     -                    -                    6/21/02
131               1,545                 2,553                  265                  -                    5/24/02
--------------------------------------------------------------------------------------------------------------------------------

           ENGINEERING     APPRAISAL
 ID        REPORT DATE    AS-OF DATE    SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
  1          8/30/02        Various     Westfield America, Inc.
  1a         8/30/02         8/7/02
  1b         8/30/02        8/12/02
  2           7/9/02        6/27/02     Brett Torino, Michael G. Hilbert & William S. Lyons, Jr.
  3           7/9/02        6/27/02     Brett Torino, Michael G. Hilbert & William S. Lyons, Jr.
------------------------------------------------------------------------------------------------------------------------------------
  4          8/21/02        6/14/02     Blackstone Real Estate Partners III (10)
  5          7/24/02         7/1/02     David Luski
  6          5/13/02         5/1/02     Revocable Trust of Steven A. Brown dated February 2, 2000, Steven A. Brown
  7          5/13/02         5/6/02     Revocable Trust of Steven A. Brown dated February 2, 2000, Steven A. Brown
  7a         5/13/02         5/6/02
------------------------------------------------------------------------------------------------------------------------------------
  7b         5/13/02         5/6/02
  8          6/21/02        6/14/02     Nationwide Life Insurance Company, Nationwide Mutual Insurance Company, Continental Real
                                          Estate Companies and Little General, Ltd.
  9          6/17/02         8/1/02     United States of America Department of the Navy, Alan Ginsburg
 10          2/26/01        1/15/01     Weingarten Realty Investors
 11          9/19/02         9/4/02     Milton V. Peterson, The Peterson Family Trust
------------------------------------------------------------------------------------------------------------------------------------
 12          6/21/02        6/13/02     Avram Glazer, Bryan Glazer, Darcie Glazer, Edward Glazer, Joel Glazer, Kevin Glazer
 13          9/11/02        9/10/02     The Related Companies, LP
 14          5/31/02         5/8/02     Hubert Guez, Eyal Ben-Yosef, Miriam Moussaieff
 15          9/25/02         8/1/02     Billy G. Jefferson, Jr.
 15a         9/25/02         8/1/02
------------------------------------------------------------------------------------------------------------------------------------
 15b         9/25/02         8/1/02
 15c         9/25/02         8/1/02
 16          7/24/02         7/3/02     Lexington Acquiport Company, LLC
 17          5/24/02         5/6/02     Albert Taban, Michael Pashaie
 18          9/13/02        8/14/02     SHP-ACT, Titan Investments II, RAP Student Housing Properties
------------------------------------------------------------------------------------------------------------------------------------
 19          6/19/02         7/8/02     Steadfast Plaza, LP, Steadfast Scenic View, LP, Steadfast Ocotillo, LP, Rod Emery
 20          9/19/02         9/5/02     Harold Thurmon, Estate of Patrick Consolvas
 21          8/16/02         8/1/02     Philip R. Carter, Allan C. Schwartz
 22          7/10/02        6/28/02     Thomas J. Comparato, James A. Comparato and Bresler & Reiner, Inc.
 23          1/27/01        5/14/02     Francis J. Greenburger, William D. Felton
------------------------------------------------------------------------------------------------------------------------------------
 24          6/12/02        6/17/02     Howard Parnes, Craig Koenigsberg
 25           8/2/02         8/1/02     Kimco Income Operating Partnership
 26          7/16/02       12/31/02     Victor Brown, David R. Brown, Steven G. Brown
 27          9/26/01       11/13/01     William G. Sanders, Jr.
 28          10/4/02        8/17/02     Anthony W. Thompson
------------------------------------------------------------------------------------------------------------------------------------
 29           8/8/02        8/13/02     Howard Parnes, Craig Koenigsberg
 30          8/15/02        8/13/02     Charles C. Laningham
 31          6/26/02        6/28/02     Oscar T. Hokold, Olivann Hokold
 32          5/29/02        5/14/02     Barry Ross, William D. Matz, Michael Puder
 33          6/12/02        6/11/02     Howard Parnes, Craig Koenigsberg
------------------------------------------------------------------------------------------------------------------------------------
 34          8/22/02        8/19/02     Hometown Lake Village LP, Hometown America LLC
 35          7/19/02        7/29/02     Dale Holmer, Westpark Realty, LP
 36           9/4/01         4/1/02     Mid-Atlantic Realty Trust
 37          1/22/02         1/8/02     Theodore W. Dang
 38           7/3/02        6/26/02     Dennis Cruzan, Philip Monroe
------------------------------------------------------------------------------------------------------------------------------------
 39          7/17/02        6/29/02     Ambling Development Company, LLC
 40          3/29/02        3/22/02     Chester J. Stefan, The Mitchell Company, Inc.
 41           8/2/02        7/22/02     Sandra R. Dickerman
 42          7/18/02        7/23/02     Stephen A. Goldberg
 43          7/15/02         7/9/02     James G. Baldini and Susan M. Baldini
------------------------------------------------------------------------------------------------------------------------------------
 44          7/15/02        7/18/02     George W. Fakhir, Andrew Fakhir, Robert Fakhir, Michel W. Fakhir
 45          7/15/02        7/10/02     George W. Fakhir, Andrew Fakhir, Robert Fakhir, Michel W. Fakhir
 46          7/15/02        7/10/02     George W. Fakhir, Andrew Fakhir, Robert Fakhir, Michel W. Fakhir
 47          7/27/02        5/16/02     Roy B. Walden, III, David S. Hathaway, Henry P. Persons, III, Bryan B. Persons
 48          8/22/02         8/7/02     Hometown Whispering Pines LP, Hometown America LLC
------------------------------------------------------------------------------------------------------------------------------------
 49           6/6/02         7/1/02     Joseph Simone, Pat Simone, Simone Development Co
 50           6/6/02         7/1/02     Joseph Simone, Pat Simone, Simone Development Co
 51          7/13/01        6/26/01     Ants, Inc.
 52          7/12/02        7/10/02     Alan C. Fox
 53          10/7/02        9/23/02     Phyllis Schrobsdorff
------------------------------------------------------------------------------------------------------------------------------------
 54          1/21/02         3/1/02     Richard Reiman
 55          8/21/02        8/10/02     Jeffrey M. Tinervin, Madalyn Tinervin, Marti Rave
 56           7/8/02        9/11/02     Joseph L. Brotherton
 57          7/17/02       10/14/02     W. Richards Woodbury, Randall Woodbury, Jeffery Woodbury, Herman Franks, Jr., Robert J. L.
                                          Moore, and Fred Fairclough, Jr.
 58           7/8/02         7/8/02     Alan Hammerschlag, Scott Spector
------------------------------------------------------------------------------------------------------------------------------------
 59          9/27/02        7/22/02     Rich Byer, Russell Ries, Goldentop Development
 60          8/28/02        8/24/02     John & Nancy Gallegly, Floyd & Joanne Redden, John & Sue Novara
 61          8/28/02        8/24/02     John & Nancy Gallegly, Floyd & Joanne Redden, John & Sue Novara
 62          8/14/02         8/7/02     Shaoul Levy, Janis Horn Separate Property Trust, Leonard Feldman
 63          9/12/02        8/19/02     Saul H. Bernstein
------------------------------------------------------------------------------------------------------------------------------------
 64          8/15/02         8/7/02     Bennett Greenspan, Max Blankfeld, Joseph Pryzant
 65          7/17/02        Various     J. Kane Ditto, Joe T. Scott
 65a         7/17/02         4/1/02
 65b         7/17/02         8/1/02
 66          2/19/02        2/16/02     David M. Carney
------------------------------------------------------------------------------------------------------------------------------------
 67           7/8/02        9/11/02     Joseph L. Brotherton
 68           6/1/02         5/9/02     Hubert Guez, Eyal Ben-Yosef, Miriam Moussaieff
 69          1/16/02        1/10/02     Stuart S. Golding Company, David Scher, Loren M. Pollack
 70          7/20/01        5/22/01     Howard Parnes, Craig Koenigsberg
 71           8/9/02        7/30/02     Alan C. Fox
------------------------------------------------------------------------------------------------------------------------------------
 72           7/1/02        6/19/02     Thu Xuan Hoang
 73          6/14/02        5/28/02     Wayne Gerold Anastasi
 74          1/17/01        7/17/02     Lat W. Purser, III, Richard D. Marshall
 75           2/4/02        1/24/02     John T. Pitts, Sr.
 76          8/21/02        7/22/02     Antonio Cucalon Jr., Rosario Cucalon
------------------------------------------------------------------------------------------------------------------------------------
 77          10/5/01        5/24/02     Flagship Investment I LLC
 78          7/10/01        6/25/01     Brooks C.B. Wood
 79          5/24/02        5/23/02     Heath A. Stephens, Ruth Stephens Trust, Harold A. Stephens Trust
 80          8/21/02        8/14/02     Samir Y. Sabri, Boyd Whitney, Jr., Terry L. Huber, John Potts
 81           5/8/02         5/6/02     Robert R. Angell, Larry D. Stevens, Angell Holdings, LLC
------------------------------------------------------------------------------------------------------------------------------------
 82           6/3/02        Various     Roger G. Hopper
 82a          6/3/02        5/22/02
 82b          6/3/02        5/23/02
 82c          6/3/02        5/23/02
 83           7/2/02        6/11/02     John Saca
------------------------------------------------------------------------------------------------------------------------------------
 84         10/26/01       10/22/01     Jerald A. Hastik, W. Thomas Sutton, James H. Collins
 85          8/14/02        8/15/02     Jeff Damavandi, Fred Damavandi
 86         12/10/01        1/12/02     Sage Interests Inc., Deerwood Enterprises Ltd., Frank M. K. Liu
 87          9/27/01        10/2/01     John Beeson
 88           9/9/02         9/3/02     Sherwood/Clay Partners, Robert S. Peek, Lacy C. Howe
------------------------------------------------------------------------------------------------------------------------------------
 89          8/20/02        8/19/02     Jack Antaramian
 90          8/26/02        8/21/02     Brian L. Fitterer, Joseph Sherman
 91          6/18/02        6/12/02     Robert M. Ullmann
 92          9/11/02        6/19/02     Robert Werra
 93           7/9/02        7/29/02     Joe H. Miller, IV, Thomas Calcote
------------------------------------------------------------------------------------------------------------------------------------
 94           7/9/02        7/29/02     Joe H. Miller, IV, Thomas Calcote
 95         11/12/01       10/31/01     Verner M. Swanson, Sr., George E. Kuehnl, Jr., William A. Decker, Sr.
 96          5/21/02        5/25/02     Michael B. Hudson, William M. Yedor, Richard C. Dinapoli
 97          8/13/02        8/21/02     Thomas A. Murrell, John M. Wilson, John C. Hough
 98          5/23/02        6/14/02     Robert Israel, Arthur & Sandra Pulitzer, Michael Seago, Ross Mancuso
------------------------------------------------------------------------------------------------------------------------------------
 99          8/12/02         8/9/02     Jose S. Herrera
100          8/21/02        8/15/02     Samir Sabri, Boyd Whitney, John Potts, Donnie Tart
101           6/3/02        5/22/02     Richard A. Sewell
102          9/30/02        9/16/02     Craig M. Ripley
103           9/6/02        9/13/02     James E. Lindsey, J.E. Lindsey Family, LP, Lindsey Investments, LP, Rutledge Properties, LP
------------------------------------------------------------------------------------------------------------------------------------
104          6/27/02        6/17/02     Shurgard Storage Centers, Inc., Michael Mikkelson
105          9/30/02        9/16/02     Craig M. Ripley
106          1/30/02         1/2/02     Bradley J. Butterfield, Hugh W. Hoff, Gregory R. Hoff
107         10/25/02        8/30/02     Watson Caviness
108         12/19/01       12/20/01     David W. Burgher, B. Diane Butler
------------------------------------------------------------------------------------------------------------------------------------
109          7/10/02        6/16/02     Robert J. Werra, Juanita Werra
110           9/6/02        9/13/02     James E. Lindsey, J.E. Lindsey Family, LP, Lindsey Investments, LP, Rutledge Properties, LP
111           2/7/02        1/31/02     Larry H. Patterson, George S. Currin
112          9/30/02        9/16/02     Craig M. Ripley
113          4/25/02         4/4/02     Riverview Management Company
------------------------------------------------------------------------------------------------------------------------------------
114          7/17/02         4/1/02     J. Kane Ditto, Joe T. Scott
115           6/3/02        5/14/02     Harold M. Kazarian, Arthur M. Kazarian, Katherine Kazarian Etter
116          7/25/02        8/13/02     Raymond R. Betz, Karl D. Willmann
117           8/1/02         8/1/02     Julio Jaramillo, Kathleen Collins
118          5/16/02         5/3/02     Michael D. Mangum
------------------------------------------------------------------------------------------------------------------------------------
119          6/12/02        6/14/02     Paul F. Schmitt, A. Michael Casey, Robert A. Braghetta
119a         6/12/02        6/14/02
119b         6/12/02        6/14/02
120          8/21/02        8/18/02     Archie Tracy
121          8/28/01        8/23/01     Adir Shoshan, Amos T. Shoshan
------------------------------------------------------------------------------------------------------------------------------------
122          4/30/02        5/21/02     Rick A. Hansen, Paul Caudill Miller
123          5/24/02         6/4/02     Frank M.K. Liu
124          8/29/02        8/25/02     William S. Weisman, Daniel S. Mandel, Paul E. Heimberg, Steven Cohen
125          1/25/02        1/28/02     Peter Sampair
126           5/6/02        5/31/02     Kenneth L. Allen, Kenneth W. Bowen, J. Hatcher Cale, Jr., Lewis A. McMurran, III
------------------------------------------------------------------------------------------------------------------------------------
127          8/23/02        8/22/02     Christopher Gill
128           8/8/02        7/22/02     Robert Gagnard, Rodney Savoy
129          7/19/02        7/26/02     Gene Warren, Jr., Charlotte Warren
130          6/20/02        1/28/02     Bobby T. Lee, Nancee B. Lee
131          5/28/02        5/15/02     Stanley Hickman, Craig Johnson, Morstan G.P., L.L.C.
------------------------------------------------------------------------------------------------------------------------------------

GE CAPITAL COMMERCIAL MORTGAGE CORPORATION, SERIES 2002-3


ANNEX A-2 - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING LOANS
-------------------------------------------------------------------------------------

                                                         % OF                      MORTGAGE      CUT-OFF      GENERAL
                                                     INITIAL POOL       # OF         LOAN         DATE        PROPERTY
 ID                   PROPERTY NAME                     BALANCE      PROPERTIES   SELLER (1)     BALANCE      TYPE
----------------------------------------------------------------------------------------------------------------------------------
  2    The Parkway II Apartments                         2.52%            1          GACC       29,500,000    Multifamily
  3    The Parkway I Apartments                          1.68%            1          GACC       19,720,000    Multifamily
  9    Carroll's Creek Landing Apartments                2.48%            1          GACC       29,000,000    Multifamily
 14    UDR Portfolio - Ashley Oaks Apartments            1.60%            1          BOFA       18,720,000    Multifamily
 15    River City Renaissance Apartments (2)             1.57%            3          GACC       18,384,141    Multifamily
 15a   Gilmour Court Apartments                          0.79%                       GACC        9,263,883    Multifamily
 15b   River City Renaissance II Apartments              0.40%                       GACC        4,635,931    Multifamily
 15c   River City Renaissance I Apartments (3)           0.38%                       GACC        4,484,326    Multifamily
 18    University Village at Boulder Creek               1.45%            1          GECC       17,000,000    Multifamily
 24    CLK2 - Aspen Lodge Apartments                     1.20%            1          BOFA       14,080,000    Multifamily
 29    CLK2 - Mission Springs Apartments                 1.14%            1          BOFA       13,350,000    Multifamily
 30    Treehouse Village Apartments                      1.12%            1          BOFA       13,144,646    Multifamily
 31    Lakeshore Apartments                              1.11%            1          BOFA       12,979,749    Multifamily
 33    CLK2 - Casa De Fuentes Apartments                 1.08%            1          BOFA       12,640,000    Multifamily
 34    Lake Village MHC                                  1.05%            1          GECC       12,250,000    Manufactured Housing
 39    University Courtyard Apartments                   0.96%            1          BOFA       11,280,237    Multifamily
 40    Eaton Square Apartments                           0.95%            1          BOFA       11,169,418    Multifamily
 42    Alpine Apartments                                 0.82%            1          GACC        9,591,618    Multifamily
 43    Mountain Creek Apartments                         0.82%            1          GACC        9,577,025    Multifamily
 47    Walden Shores Apartments                          0.77%            1          BOFA        8,983,900    Multifamily
 48    Whispering Pines                                  0.69%            1          GECC        8,100,000    Manufactured Housing
 51    High Park Village/ Continental Park Apartments    0.65%            1          BOFA        7,616,469    Multifamily
 55    The Oaks on Hovey                                 0.61%            1          BOFA        7,134,082    Multifamily
 60    Crestbrook Apartments                             0.30%            1          GECC        3,500,000    Multifamily
 61    Oak Park Village                                  0.22%            1          GECC        2,600,000    Multifamily
 65a   Harbor Pines Mobile Home Community (4)            0.32%                       GECC        3,698,667    Manufactured Housing
 68    UDR Portfolio - Cimarron City Apartments          0.47%            1          BOFA        5,520,000    Multifamily
 70    CLK - Cedar Bluff Apartments                      0.42%            1          BOFA        4,930,000    Multifamily
 72    Southern Gardens Apartments                       0.40%            1          GACC        4,700,000    Multifamily
 73    Summer Breeze Apartments                          0.38%            1          GACC        4,491,383    Multifamily
 81    Saratoga Apartments                               0.37%            1          BOFA        4,313,270    Multifamily
 88    Stoneridge Apartments                             0.32%            1          GECC        3,760,000    Multifamily
 90    Fair Oaks Mobile Home Park                        0.31%            1          GECC        3,600,000    Manufactured Housing
 92    Monterey Apartments                               0.31%            1          GECC        3,597,209    Multifamily
101    Westbay Apartments                                0.26%            1          BOFA        2,993,372    Multifamily
103    Greens at Broken Arrow, Phase II                  0.25%            1          GECC        2,966,000    Multifamily
107    Buckhead Villa Apartments                         0.23%            1          GACC        2,650,000    Multifamily
109    Creek Walk Apartments                             0.22%            1          GECC        2,597,845    Multifamily
110    The Greens at Owasso, Phase II                    0.22%            1          GECC        2,550,000    Multifamily
114    Stoney Creek Mobile Home Community                0.20%            1          GECC        2,400,000    Manufactured Housing
117    Victory Village MHC                               0.20%            1          GECC        2,300,000    Manufactured Housing
122    Residence Group Apartments South                  0.19%            1          BOFA        2,196,653    Multifamily
125    Isanti Estates Mobile Home Park                   0.18%            1          GECC        2,050,000    Manufactured Housing
126    University Suites                                 0.17%            1          GECC        1,997,875    Multifamily
127    El Rancho Grande Apartments                       0.17%            1          GECC        1,954,000    Multifamily

        DETAILED
        PROPERTY
 ID     TYPE                    ADDRESS                                                                      CITY              STATE
------------------------------------------------------------------------------------------------------------------------------------
  2     Conventional            1200 & 1250 Galapago Street                                                  Denver              CO
  3     Conventional            1150 Galapago Street                                                         Denver              CO
  9     Conventional            18111 25th Avenue NE                                                         Arlington           WA
 14     Conventional            16400 Henderson Pass                                                         San Antonio         TX
 15     Conventional            Various                                                                      Richmond            VA
 15a    Conventional            305 North Thompson                                                           Richmond            VA
 15b    Conventional            Various                                                                      Richmond            VA
 15c    Conventional            Various                                                                      Richmond            VA
 18     Student Housing         2600 Taft Drive                                                              Boulder             CO
 24     Conventional            8100 Perry Street                                                            Overland Park       KS
 29     Conventional            5327 Timuquana Road                                                          Jacksonville        FL
 30     Student Housing         800 Marion Pugh Drive                                                        College Station     TX
 31     Conventional            9615 18th Avenue South                                                       Tacoma              WA
 33     Conventional            11700 Stearns Street                                                         Overland Park       KS
 34     Manufactured Housing    400 Lake Drive                                                               Nokomis             FL
 39     Student Housing         200 Theatre Drive                                                            Lafayette           LA
 40     Conventional            9009 University Parkway                                                      Pensacola           FL
 42     Conventional            5908 St. Moritz Drive                                                        Temple Hills        MD
 43     Conventional            936 Mountain Creek Road                                                      Chattanooga         TN
 47     Conventional            100 Walden Shores Drive                                                      Brunswick           GA
 48     Manufactured Housing    7900 Lawrence Road                                                           Boynton Beach       FL
 51     Student Housing         1111 High Road and 2393 Continental Avenue                                   Tallahassee         FL
 55     Student Housing         1221-1249 West Hovey Avenue                                                  Normal              IL
 60     Conventional            4828 Lancaster Drive NE                                                      Salem               OR
 61     Conventional            4415-4495 Pacifica Way NE                                                    Salem               OR
 65a    Manufactured Housing    701 Harbor Pines Drive                                                       Ridgeland           MS
 68     Conventional            1950 Universal City Boulevard                                                Universal City      TX
 70     Conventional            424 Cedar Bluff Road                                                         Knoxville           TN
 72     Conventional            9310 Long Point Road                                                         Houston             TX
 73     Conventional            14959 Seneca Road                                                            Victorville         CA
 81     Conventional            600 Saratoga Drive                                                           Twin Falls          ID
 88     Conventional            1500 South Lamar Boulevard                                                   Austin              TX
 90     Manufactured Housing    5404 Northeast 121st Avenue                                                  Vancouver           WA
 92     Conventional            2301 Old Bainridge Road                                                      Tallahassee         FL
101     Conventional            825 Center Street                                                            Costa Mesa          CA
103     Conventional            1441 East Omaha Street                                                       Broken Arrow        OK
107     Conventional            4428, 4438, 4439, 4449 & 4450 Kinkead Court and 727, 747 & 767 Duck Court    Fayetteville        NC
109     Conventional            651 West 16th Street                                                         Plano               TX
110     Conventional            13600 East 84th Street North                                                 Owasso              OK
114     Manufactured Housing    201 Jefferson Street                                                         Richland            MS
117     Manufactured Housing    260 Victory Highway                                                          Painted Post        NY
122     Conventional            3435-3513 Audubon Road & 1002-1020 Augusta Avenue                            Montgomery          AL
125     Manufactured Housing    26735 Aberdeen Street, NE                                                    Isanti              MN
126     Student Housing         416-470 Jan Mar Drive                                                        Newport News        VA
127     Conventional            1225 Central Boulevard                                                       Brownsville         TX

                           NET       LOAN PER NET
                        RENTABLE     RENTABLE AREA      OCCUPANCY     OCCUPANCY     ELEVATORS             UTILITIES
 ID      ZIP CODE      UNITS/PADS      UNITS/PADS          RATE      AS-OF DATE     (YES/NO)            PAID BY TENANT
----------------------------------------------------------------------------------------------------------------------------
  2       80204            276         106,884.06         96.38%       6/28/02         Yes       Water, Sewer
  3       80204            184         107,173.91         94.02%       6/28/02         Yes       Electric, Water, Sewer
  9       98223            288         100,694.44         95.49%       9/24/02          No       Electric, Gas
 14       78232            462          40,519.48         94.16%       8/27/02          No       Electric, Water
 15      Various           319          57,630.54        100.00%       9/23/02
 15a      23221            157          59,005.63        100.00%       9/23/02          No       None
 15b      23220             84          55,189.66        100.00%       9/23/02          No       None
 15c      23220             78          57,491.36        100.00%       9/23/02          No       None
 18       80302             82         207,317.07        100.00%       8/23/02         Yes       Electric
 24       66204            306          46,013.07         89.87%       7/17/02          No       Electric, Water, Sewer
 29       32210            444          30,067.57         96.17%       9/19/02          No       Electric, Water
 30       77840            444          29,605.06         93.47%        9/2/02          No       Electric, Water
 31       98444            336          38,630.20         98.21%       8/12/02         Yes       Electric
 33       66210            288          43,888.89         96.18%       7/17/02          No       Electric, Water, Sewer
 34       34275            391          31,329.92         99.49%       7/31/02
 39       70506            144          78,334.98         94.70%       8/16/02          No
 40       32514            240          46,539.24        100.00%       8/27/02          No       Electric, Water, Sewer
 42       20748            172          55,765.22         95.93%       8/31/02          No       Electric
 43       37405            296          32,354.81         99.32%       6/28/02          No       Electric, Sewer
 47       31525            192          46,791.14         94.27%       8/23/02          No       Electric
 48       33436            304          26,644.74         95.39%       7/31/02
 51       32304            160          47,602.93         96.25%       6/30/02          No       Electric, Water, Sewer
 55       61761             70         101,915.46        100.00%       8/14/02          No       Electric, Gas, Water, Sewer
 60       97305            108          32,407.41         98.15%       10/1/02          No       Electric
 61       97305             64          40,625.00         98.44%       7/25/02          No       Electric
 65a      39157            289          12,798.15         95.90%       6/30/02
 68       78148            140          39,428.57         98.57%       8/27/02          No       Electric, Water
 70       37923            192          25,677.08         97.40%       6/27/02          No       Electric
 72       77055            211          22,274.88        100.00%        8/6/02          No       Electric
 73       92392            168          26,734.42         94.64%       8/14/02          No       Electric, Gas
 81       83301            112          38,511.34         94.64%       6/15/02          No       Electric, Gas
 88       78704            138          27,246.38         93.48%       9/13/02          No       Electric
 90       98682            110          32,727.27         96.36%        9/1/02
 92       32303            180          19,984.50         87.78%       5/30/02          No       Electric
101       92627             79          37,890.78        100.00%       7/30/02          No       Electric
103       74012            132          22,469.70         98.48%        8/1/02          No       Electric, Water
107       28314             68          38,970.59        100.00%       8/30/02          No       Electric
109       75075            152          17,091.09         96.05%       5/30/02          No       Electric
110       74055            132          19,318.18        100.00%       9/30/02          No       Electric, Gas, Water, Sewer
114       39218            196          12,244.90         96.43%       6/30/02
117       14870            132          17,424.24         97.73%        8/1/02
122       36111             70          31,380.76         95.71%       9/26/02          No
125       55040            140          14,642.86         90.71%       9/23/02
126       23606             28          71,352.68        100.00%        8/1/02          No       Electric
127       78520            145          13,475.86         95.17%        7/8/02          No       Electric

                  STUDIOS / PADS                         1 BEDROOM                          2 BEDROOM
       ----------------------------------  ----------------------------------   ----------------------------------
         #      AVG RENT PER      MAX         #     AVG RENT PER      MAX          #     AVG RENT PER      MAX
 ID    UNITS      MO. ($)       RENT ($)    UNITS      MO. ($)      RENT ($)     UNITS      MO. ($)      RENT ($)
------------------------------------------------------------------------------------------------------------------
  2                                           76         934         1,010        200        1,108        1,260
  3                                           60         927         1,010        124        1,131        1,270
  9                                                                                85          867        1,056
 14                                          276         603           910        154          755          965
 15                                          153         530           725        148          691        1,100
 15a                                          51         550           575        106          679          775
 15b                                          56         538           725         24          730        1,100
 15c                                          46         498           600         18          712          725
 18
 24                                          148         640           710        138          759          830
 29                                          128         491           540        275          612          705
 30     152         479           479        109         579           579        182          779          779
 31                                           92         505           505        222          632          650
 33                                          192         611           715         96          797          885
 34
 39                                                                                24          894        1,068
 40                                           80         597           610        136          744          825
 42                                           19         797           870        115          859        1,080
 43                                           77         461           495        191          574          605
 47                                           72         631           667         84          730          750
 48
 51                                                                                88          700          870
 55
 60                                                                               108          528          575
 61                                                                                50          567          595
 65a
 68                                           64         564           685         68          759          990
 70                                          112         454           505         80          545          679
 72                                           63         471           575        135          551          595
 73                                           32         484           495        136          522          570
 81                                           40         535           550         64          651          670
 88      64         479           685         40         577           659         34          696          749
 90
 92                                           64         464           519         84          571          619
101       6         795           795         32         875           875         41        1,090        1,150
103                                           44         505           545         88          662          745
107                                           40         495           495         28          595          595
109                                           32         579           610         88          687          720
110                                           44         500           610         88          629          850
114
117
122                                           30         438           440         30          521          550
125
126                                                                              12            688          720
127                                           70         435           535       61            518          585

                   3 BEDROOM                           4 BEDROOM
       ---------------------------------   ---------------------------------
          #     AVG RENT PER     MAX         #     AVG RENT PER      MAX
 ID     UNITS     MO. ($)      RENT ($)    UNITS     MO. ($)      RENT ($)
----------------------------------------------------------------------------
  2
  3
  9      175         915         1,213      28          979        1,165
 14       32         985         1,110
 15       13       1,092         1,425       5        1,400        1,450
 15a
 15b       4       1,331         1,425
 15c       9         986         1,100       5        1,400        1,450
 18       19       1,975         1,975      63        2,520        2,520
 24       20         957           970
 29       41         770           850
 30        1         950           950
 31       21         843           850       1        1,200        1,200
 33
 34
 39                                        120        1,356        1,536
 40       24         918           985
 42       38         991         1,070
 43       28         717           730
 47       36         801           827
 48
 51       72         875         1,125
 55                                         70        1,580        1,580
 60
 61       14         697           705
 65a
 68        8         986         1,090
 70
 72       13         693           730
 73
 81        8         760           760
 88
 90
 92       32         655           689
101
103
107
109       32         847           870
110
114
117
122       10         540           540
125
126        8       1,080         1,080       8        1,358        1,400
127       14         585           585

FOOTNOTES FOR THE ANNEX A

1 GECC - General Electric Capital Corporation, BOFA - Bank of America, N.A., GACC - German American Capital Corporation.

2 Annual Debt Service, Monthly Debt Service and DSCR for loans with partial interest-only periods are shown after the expiration of the interest-only period. Furthermore, the Annual Debt Service, Monthly Debt Service and DSCR for the Westfield Shoppingtown Portfolio loan and the Colonie Center loan are based on monthly debt service payments pursuant to Annex A-3 for the Westfield Shoppingtown Portfolio loan and Annex A-4 for the Colonie Center loan. The monthly debt service payments shown for the Westfield Shoppingtown Portfolio loan and the Colonie Center loan are the December 2002 payments. For these two loans, the Annual Debt Service shown is the December 2002 payment annualized.

3 "Hard" means each tenant transfers its rent directly to the Lock Box Account; "Soft" means each tenant transfers its rent to the related borrower or property manager who then is required to transfer the funds into the Lock Box Account; "Soft at Closing, Springing Hard" means that a Soft Lock Box exists at closing, but upon the occurrence of a trigger event, as defined in the related loan documents, each tenant will be required to transfer its rent directly to the Lock Box Account; "Springing Hard" means that a Lock Box is not in use at closing, but upon occurrence of a trigger event, as defined in the related loan documents, each tenant will be required to transfer its rent directly to the Lock Box Account.

4 For purposes of calculating DSCR, Cut-off Date LTV Ratio and LTV Ratio at Maturity, the loan amount used for the Westfield Shoppingtown Portfolio loan is the aggregate principal balance of (a) such mortgage loan and (b) the other mortgage loans or portions thereof in the split loan structure that are pari passu in right of payment with such mortgage loan.

5  Net Rentable Area SF/Units excludes square footage for ground lease tenants.


6  One loan secured by multiple properties.

7 The Parkway II Apartments loan DSCR, Cut-off Date LTV Ratio and LTV Ratio at Maturity were adjusted to net the $2,500,000 holdback from the Cut-off Date Balance.

8 The Parkway I Apartments loan DSCR, Cut-off Date LTV Ratio and LTV Ratio at Maturity were adjusted to net the $1,660,000 holdback from the Cut-off Date Balance.

9  The Colonie Center Loan interest rate is assumed and is subject to change.

10 The full name of the Sponsor of the Colonie Center loan is Blackstone Real
   Estate Partners III, LP, Blackstone Real Estate Partners III.TE.1 LP, Blackstone Real Estate Partners III.TE.2 LP, Blackstone Real Estate Partners III.TE.3 LP, Blackstone Real Estate Holdings III LP and Blackstone Real Estate Partners III FF LP.

11 The Carroll's Creek Landing Apartments loan DSCR, Cut-off Date LTV Ratio and
   LTV Ratio at Maturity were adjusted to net the $200,000 holdback from the Cut-off Date Balance.

12 For the purposes of mortgage loan calculations in the prospectus supplement, certain loans have an Original Term to Maturity or APD of 120 months, which is calculated using the 1/1/2003 First Payment Date and 12/1/2012 Maturity Date. For the purposes of this Annex A, the Original Term to Maturity or APD, First Payment Date, Remaining Interest Only Period, and Prepayment Provision were adjusted to include an additional one month interest-only payment to reflect the interest payment the Trust will receive on 12/1/2002.

13 The Northwest-West Willows Tech Center loan was originated on 4/6/01 with an initial loan balance of $12,450,000, Interest Rate of 7.140%, and Monthly Debt Service of $84,004.04. A $1,600,000 earnout funding was made on 1/23/2002, which increased the loan balance to $13,976,581.33, changed the Interest Rate to 7.170%, and the Monthly Debt Service to $95,283.87 (starting with the March 1, 2002 Payment Date). An additional $525,000 earnout funding was made on 7/1/2002, which increased the loan balance to $14,441,926.02, changed the Interest Rate to 7.180%, and the Monthly Debt Service to $98,974.37 (starting with the August 1, 2002 Payment Date). The Original Balance, Interest Rate, Original Term to Maturity or APD, Original Amortization Term, First Payment Date, Monthly Debt Service and Prepayment Provisions values shown above are subsequent to the second earnout advance.


14 The Prescott Industrial Park loan DSCR, Cut-off Date LTV Ratio and LTV Ratio at Maturity were adjusted to net the $1,100,000 holdback from the Cut-off Date Balance.


15 The Eaton Square Apartments loan was originated on 6/21/02 with an initial loan balance of $10,500,000, Interest Rate of 7.194%, and Monthly Debt Service of $71,230.12. A $700,000 earnout funding was made on 9/20/2002, which increased the loan balance to $11,187.592.95, changed the Interest Rate to 7.093%, and the Monthly Debt Service to $75,252.88 (starting with the October 1, 2002 Payment Date). The October 1, 2002 Monthly Debt Service was allocated as $64,066.57 interest and $11,186.31 principal. The Original Balance, Interest Rate, Original Term to Maturity or APD, Original Amortization Term, First Payment Date, Monthly Debt Service and Prepayment Provisions values shown above are subsequent to the application of the October 1, 2002 payment.


16 The CLK - Cedar Bluff Apartments loan DSCR, Cut-off Date LTV Ratio and LTV
   Ratio at Maturity were adjusted to net the $290,000 letter of credit from the Cut-off Date Balance.


17 The A-Alamo Storage loan was originated on 12/7/01 with an initial loan balance of $3,237,000, Interest Rate of 7.820%, and Monthly Debt Service of $24,598.94. A $809,250 earnout funding was made on 9/1/2002, which increased the loan balance to $4,019,680.87, changed the Interest Rate to 7.650%, and the Monthly Debt Service to $30,410.83 (starting with the October 1, 2002 Payment Date). The Original Balance, Interest Rate, Original Term to Maturity or APD, Original Amortization Term, First Payment Date, Monthly Debt Service and Prepayment Provisions values shown above are subsequent to the second earnout advance.



FOOTNOTES FOR THE ANNEX A-2

1 GECC - General Electric Capital Corporation, BOFA - Bank of America, N.A., GACC - German American Capital Corporation.


2  One loan secured by multiple properties.


3 For the River City Renaissance I Apartments loan, the number of 4 Bedroom Units indicated above represents the number of 5 Bedroom Units.


4  One of two properties securing one loan.

                                     ANNEX C


                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

            ---------------------------------------------------------

                                 $1,001,424,000
                                  (APPROXIMATE)

                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

            ---------------------------------------------------------

                      GENERAL ELECTRIC CAPITAL CORPORATION
                       GERMAN AMERICAN CAPITAL CORPORATION
                              BANK OF AMERICA, N.A.
                            AS MORTGAGE LOAN SELLERS

            ---------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                           ASSUMED
                         INITIAL                                                            FINAL
          APPROX.     PASS-THROUGH  RATINGS (S&P  SUBORDINATION    WAL     PRINCIPAL     DISTRIBUTION
CLASS   SIZE (FACE)       RATE         /FITCH)        LEVELS      (YRS.)  WINDOW (MO.)       DATE
------------------------------------------------------------------------------------------------------
 A-1   $384,242,000       [ ]%        AAA / AAA       19.875%      5.70      1-106        09/10/2011
------------------------------------------------------------------------------------------------------
 A-2   $554,227,000       [ ]%        AAA / AAA       19.875%      9.68     106-119       10/10/2012
------------------------------------------------------------------------------------------------------
  B     $46,850,000       [ ]%         AA / AA        15.875%      9.94     119-120       11/10/2012
------------------------------------------------------------------------------------------------------
  C     $16,105,000       [ ]%        AA- / AA-       14.500%      9.96     120-120       11/10/2012
------------------------------------------------------------------------------------------------------

DEUTSCHE BANK SECURITIES                          BANC OF AMERICA SECURITIES LLC

Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

JPMORGAN                       MERRILL LYNCH & CO.          SALOMON SMITH BARNEY

Co-Manager                         Co-Manager                         Co-Manager



                                                                November 8, 2002

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

TRANSACTION FEATURES

>>  Sellers:

------------------------------------------------------------------------------
                                          NO. OF    CUT-OFF DATE
            SELLERS                       LOANS      BALANCE ($)     % OF POOL
------------------------------------------------------------------------------
German American Capital Corporation        28        416,653,210        35.57
Bank of America, N.A.                      38        394,771,916        33.70
General Electric Capital Corporation       65        359,831,776        30.72
------------------------------------------------------------------------------
TOTAL:                                     131     1,171,256,902       100.00
------------------------------------------------------------------------------

>>  Loan Pool:
    o    Average Cut-off Date Balance: $8,940,892
    o Largest Mortgage Loan or cross-collateralized Loan Group by Cut-off Date Balance: $96,920,657 (Shadow Rated AAA / AAA by S&P and Fitch)
    o    Five largest and ten largest loans or cross-collateralized loan groups:
         22.27% and 33.58% of pool, respectively

>>  Credit Statistics:
    o    Weighted average underwritten DSCR of 1.51x
    o Weighted average cut-off date LTV ratio of 71.30%; weighted average balloon LTV ratio of 61.63%

>>  Property Types:

                                   [PIE CHART]

                         Retail                  44.21%
                         Multifamily             27.42%
                         Manufactured Housing     2.94%
                         Office                  12.28%
                         Industrial               5.28%
                         Self Storage             4.10%
                         Mixed Use                3.26%
                         Hotel                    0.51%

>>  Call Protection: (as applicable)
    o 98.46% of the pool (current balance) has a lockout period ranging from 24 to 49 payments from origination, then defeasance.
    o 1.54% of the pool (current balance) has a lockout period ranging from 35 to 60 payments from origination, then yield maintenance.

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

OFFERED CERTIFICATES

--------------------------------------------------------------------------------------------------------------
                                                                                                     INITIAL
              INITIAL                                      AVERAGE    PRINCIPAL   ASSUMED FINAL   PASS-THROUGH
            CERTIFICATE    SUBORDINATION      RATINGS       LIFE       WINDOW     DISTRIBUTION        RATE
CLASS       BALANCE(1)        LEVELS       (S&P / FITCH)  (YRS.)(2)   (MOS.)(2)      DATE(2)      (APPROX.)(3)
--------------------------------------------------------------------------------------------------------------
A-1        $384,242,000       19.875%        AAA / AAA       5.70       1-106       09/10/2011          %
--------------------------------------------------------------------------------------------------------------
A-2        $554,227,000       19.875%        AAA / AAA       9.68      106-119      10/10/2012          %
--------------------------------------------------------------------------------------------------------------
B           $46,850,000       15.875%         AA / AA        9.94      119-120      11/10/2012          %
--------------------------------------------------------------------------------------------------------------
C           $16,105,000       14.500%        AA- / AA-       9.96      120-120      11/10/2012          %
--------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (4)

--------------------------------------------------------------------------------------------------------------
                                                                                                     INITIAL
              INITIAL                                      AVERAGE    PRINCIPAL   ASSUMED FINAL   PASS-THROUGH
            CERTIFICATE    SUBORDINATION      RATINGS       LIFE       WINDOW     DISTRIBUTION        RATE
CLASS       BALANCE(1)        LEVELS       (S&P / FITCH)  (YRS.)(2)   (MOS.)(2)      DATE(2)      (APPROX.)(3)
--------------------------------------------------------------------------------------------------------------
X-1                   $         NA           AAA / AAA                                                  %
--------------------------------------------------------------------------------------------------------------
X-2                   $         NA           AAA / AAA                                                  %
--------------------------------------------------------------------------------------------------------------
D           $26,353,000       12.250%          A / A         9.96      120-120      11/10/2012          %
--------------------------------------------------------------------------------------------------------------
E           $14,641,000       11.000%         A- / A-        9.96      120-120      11/10/2012          %
--------------------------------------------------------------------------------------------------------------
F           $10,249,000       10.125%       BBB+ / BBB+      9.96      120-120      11/10/2012          %
--------------------------------------------------------------------------------------------------------------
G           $17,568,000       8.625%         BBB / BBB       9.96      120-120      11/10/2012          %
--------------------------------------------------------------------------------------------------------------
H           $11,713,000       7.625%        BBB- / BBB-      9.96      120-120      11/10/2012          %
--------------------------------------------------------------------------------------------------------------
J           $27,817,000       5.250%         BB+ / BB+       9.96      120-121      12/10/2012          %
--------------------------------------------------------------------------------------------------------------
K           $10,249,000       4.375%          BB / BB        10.04     121-121      12/10/2012          %
--------------------------------------------------------------------------------------------------------------
L            $8,784,000       3.625%         BB- / BB-       10.04     121-121      12/10/2012          %
--------------------------------------------------------------------------------------------------------------
M           $10,249,000       2.750%          NR / B+        10.29     121-144      11/10/2014          %
--------------------------------------------------------------------------------------------------------------
N            $8,784,000       2.000%           NR / B        12.87     144-180      11/10/2017          %
--------------------------------------------------------------------------------------------------------------
O            $5,857,000       1.5000%         NR / B-        14.96     180-180      11/10/2017          %
--------------------------------------------------------------------------------------------------------------
P           $17,568,901       0.000%          NR / NR        15.01     180-203      10/10/2019          %
--------------------------------------------------------------------------------------------------------------

Notes: (1) Subject to a permitted variance of plus or minus 10%.
       (2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.
       (3) The Class A-1 and A-2 Certificates will accrue interest at a fixed rate. The Class B, C, D, E, F, G and H Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate, (iii) a rate equal to the weighted average net mortgage interest rate less a specified percentage or (iv) a rate equal to the weighted average net mortgage interest rate. The Class J, K, L, M, N, O and P Certificates will accrue interest at a fixed rate subject to a Net WAC Cap.
       (4) Certificates to be offered privately pursuant to Rule 144A or Regulation S.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

I.   ISSUE CHARACTERISTICS

ISSUE TYPE:                     Public:  Classes A-1, A-2, B and C (the "Offered
                                         Certificates").

                                Private (Rule 144A or Regulation S): Classes
                                X-1, X-2, D, E, F, G, H, J, K, L, M, N, O and P.

SECURITIES OFFERED:             $[       ] monthly pay, multi-class, sequential
                                pay commercial mortgage REMIC Pass-Through
                                Certificates, consisting of four fixed-rate principal and interest classes (Classes A-1, A-2, B and C).

SELLERS:                        General Electric Capital Corporation (GECC);
                                German American Capital Corporation (GACC); and Bank of America, N.A. (BOFA)

CO-LEAD BOOKRUNNING MANAGERS:   Deutsche Bank Securities Inc. and Banc of
                                America Securities LLC

CO-MANAGERS:                    J.P. Morgan Securities Inc., Merrill Lynch,
                                Pierce, Fenner & Smith Incorporated and Salomon
                                Smith Barney Inc.

MASTER SERVICER:                GEMSA Loan Services, L.P.

SPECIAL SERVICER:               KeyCorp Real Estate Capital Markets, Inc. d/b/a
                                as Key Commercial Mortgage

TRUSTEE:                        Wells Fargo Bank Minnesota, N.A.

CUT-OFF DATE:                   November 1, 2002

EXPECTED CLOSING DATE:          On or about November __, 2002.

DISTRIBUTION DATES:             The 10th of each month, commencing in December
                                2002 (or if the 10th is not a business day, the next succeeding business day).

MINIMUM DENOMINATIONS:          $10,000 for the Offered Certificates and in
                                multiples of $1 thereafter.

SETTLEMENT TERMS:               DTC, Euroclear and Clearstream, same day funds,
                                with accrued interest.

ERISA/SMMEA STATUS:             Classes A-1, A-2, B and C are expected to be
                                ERISA eligible. No Class of Certificates is
                                SMMEA eligible.

RATING AGENCIES:                The Offered Certificates will be rated by
                                Standard & Poor's and Fitch Ratings.

RISK FACTORS:                   THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                                FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT
                                AND THE "RISK FACTORS" SECTION OF THE
                                PROSPECTUS.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, B, C, D, E, F, G and H Certificates are monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class J, K, L, M, N, O and P Certificates will accrue interest at a fixed rate subject to a Net WAC Cap. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                                     [CHART]

                                               Class X-1, X-2(1)

          Class A-1                 AAA / AAA                      $384.2MM
                                       [ ]%
          Class A-2                 AAA / AAA                      $554.2MM
                                       [ ]%
          Class B                    AA / AA                        $46.9MM
                                       [ ]%
          Class C                   AA- / AA-                       $16.1MM
                                       [ ]%
          Class D(1)                  A / A                         $26.4MM
                                       [ ]%
          Class E(1)                 A- / A-                        $14.6MM
                                       [ ]%
          Class F(1)               BBB+ / BBB+                      $10.2MM
                                       [ ]%
          Class G(1)                BBB / BBB                       $17.6MM
                                       [ ]%
          Class H(1)               BBB- / BBB-                      $11.7MM
                                       [ ]%
          Class J(1)                BB+ / BB+                       $27.8MM
                                       [ ]%
          Class K(1)                 BB / BB                        $10.2MM
                                       [ ]%
          Class L(1)                BB- / BB-                        $8.8MM
                                       [ ]%
          Classes M-P(1)           NR/B+ to NR                      $17.6MM
                                       [ ]%

                                  NR=Not Rated
          (1) Offered privately pursuant to Rule 144A and Regulation S.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, THE PROSPECTUS SUPPLEMENT AND THE POOLING AND SERVICING AGREEMENT.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

III. COLLATERAL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------
                             NO. OF      AGGREGATE
                           MORTGAGE    CUT-OFF DATE    % OF
                              LOANS     BALANCE ($)    POOL
--------------------------------------------------------------
648,557 - 999,999               1            648,557   0.06
1,000,000 - 1,999,999           6          9,739,204   0.83
2,000,000 - 3,999,999          45        129,705,571  11.07
4,000,000 - 5,999,999          22        104,366,056   8.91
6,000,000 - 7,999,999          12         82,137,658   7.01
8,000,000 - 9,999,999           4         36,252,543   3.10
10,000,000 - 11,999,999         6         68,924,398   5.88
12,000,000 - 13,999,999        10        130,343,266  11.13
14,000,000 - 15,999,999         5         72,905,235   6.22
16,000,000 - 19,999,999         9        158,744,375  13.55
20,000,000 - 29,999,999         7        170,796,636  14.58
30,000,000 - 49,999,999         3        109,772,746   9.37
90,000,000 - 96,920,657         1         96,920,657   8.27
--------------------------------------------------------------
TOTAL:                        131      1,171,256,902 100.00
--------------------------------------------------------------
Min: $648,557      Max: $96,920,657     Average: $8,940,892
--------------------------------------------------------------

STATE
--------------------------------------------------------------
                             NO. OF      AGGREGATE
                           MORTGAGE    CUT-OFF DATE    % OF
                         PROPERTIES     BALANCE ($)    POOL
--------------------------------------------------------------
California                     20        228,152,568  19.48
   Southern California         14        159,638,858  13.63
   Northern California          6         68,513,710   5.85
Florida                        16        108,949,404   9.30
New York                        7        102,132,235   8.72
Texas                          18         95,216,370   8.13
Washington                      8         78,351,921   6.69
Colorado                        3         66,220,000   5.65
Maryland                        6         64,433,724   5.50
Virginia                       11         52,557,389   4.49
Pennsylvania                    2         47,655,272   4.07
North Carolina                  4         45,763,806   3.91
Georgia                         4         45,529,459   3.89
Other States (a)               40        236,294,754  20.17
--------------------------------------------------------------
 TOTAL:                       139      1,171,256,902 100.00
--------------------------------------------------------------
(a) Includes 20 states

PROPERTY TYPE
--------------------------------------------------------------
                             NO. OF      AGGREGATE
                           MORTGAGE    CUT-OFF DATE    % OF
                         PROPERTIES     BALANCE ($)    POOL
--------------------------------------------------------------
Retail                       55         517,792,308   44.21
Total Multifamily            44         355,587,558   30.36
   Multifamily               37         321,188,891   27.42
   Manufactured Housing       7          34,398,667    2.94
Office                       12         143,810,729   12.28
Industrial                    7          61,803,690    5.28
Self Storage                 15          48,068,643    4.10
Mixed Use                     5          38,193,975    3.26
Hotel                         1           6,000,000    0.51
--------------------------------------------------------------
 TOTAL:                     139       1,171,256,902  100.00
--------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------
                          NO. OF      AGGREGATE
                        MORTGAGE    CUT-OFF DATE     % OF
                           LOANS     BALANCE ($)     POOL
------------------------------------------------------------
5.0600 - 5.9999            18          204,651,759  17.47
6.0000 - 6.1999            16          154,590,841  13.20
6.2000 - 6.3999            25          328,971,864  28.09
6.4000 - 6.5999            12           89,699,386   7.66
6.6000 - 6.7999            16           89,978,310   7.68
6.8000 - 6.9999            18          117,109,858  10.00
7.0000 - 7.1999             9           62,553,409   5.34
7.2000 - 7.3999             6           58,484,910   4.99
7.4000 - 7.5999             1            2,144,870   0.18
7.6000 - 7.7999             8           56,654,028   4.84
7.8000 - 7.8800             2            6,417,666   0.55
------------------------------------------------------------
TOTAL:                     131       1,171,256,902 100.00
------------------------------------------------------------
  Min: 5.0600        Max: 7.8800       Wtd Avg: 6.4293
------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------
                          NO. OF      AGGREGATE
                        MORTGAGE     CUT-OFF DATE    % OF
                           LOANS     BALANCE ($)     POOL
------------------------------------------------------------
58 - 60                    12           90,102,630   7.69
61 - 84                    12          147,453,564  12.59
85 - 120                  101          890,829,228  76.06
121 - 203                   6           42,871,479   3.66
------------------------------------------------------------
TOTAL:                     131       1,171,256,902 100.00
------------------------------------------------------------
 Min: 58             Max: 203          Wtd Avg: 113
------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------
                           NO. OF      AGGREGATE
                         MORTGAGE    CUT-OFF DATE     % OF
                            LOANS     BALANCE ($)     POOL
-------------------------------------------------------------
58 - 60                     12          90,102,630    7.69
61 - 84                     12         147,453,564   12.59
85 - 120                   101         890,829,228   76.06
121 - 203                    6          42,871,479    3.66
-------------------------------------------------------------
TOTAL:                     131       1,171,256,902  100.00
-------------------------------------------------------------
 Min: 58             Max: 203          Wtd Avg: 111
-------------------------------------------------------------

LOANS WITH RESERVE REQUIREMENTS (B)
-------------------------------------------------------------
                           NO. OF        AGGREGATE
                         MORTGAGE     CUT-OFF DATE    % OF
                            LOANS      BALANCE ($)    POOL
-------------------------------------------------------------
Replacement                114       1,061,304,540   90.61
Taxes                      105       1,037,209,331   88.56
Insurance                   96         889,763,322   75.97
TI/LC (c)                   50         589,883,469   77.45
-------------------------------------------------------------
(b) Includes upfront or on-going reserves
(c) Percentage based only on portion of pool secured by commercial properties only

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(D)(E)
-------------------------------------------------------
                   NO. OF        AGGREGATE
                 MORTGAGE     CUT-OFF DATE      % OF
                    LOANS      BALANCE ($)      POOL
-------------------------------------------------------
34.93-50.00          7         111,625,646      9.53
50.01-60.00          7          72,493,111      6.19
60.01-65.00          6          51,599,120      4.41
65.01-70.00         17         129,208,100     11.03
70.01-75.00         35         192,477,692     16.43
75.01-80.00         53         568,191,095     48.51
80.01-80.60          2          21,074,133      1.80
-------------------------------------------------------
TOTAL:              127      1,146,668,897     97.90
-------------------------------------------------------
  Min: 34.93      Max: 80.60        Wtd Avg: 71.30
-------------------------------------------------------
(d) Excludes 4 credit tenant lease loans with leases to Walmart or Walgreens (2.10% of pool balance).
(e) Calculated on loan balances after netting out holdback/LOC amounts for five loans (8.10% of the pool balance).

LOAN-TO-VALUE RATIO AT MATURITY (%)(F)(G)
------------------------------------------------------
                  NO. OF         AGGREGATE
                MORTGAGE      CUT-OFF DATE     % OF
                   LOANS       BALANCE ($)     POOL
------------------------------------------------------
27.77  - 40.00      4          105,430,029     9.00
40.01 - 50.00      10           53,315,778     4.55
50.01 - 55.00       8           75,361,190     6.43
55.01 - 60.00      21          160,353,929    13.69
60.01 - 65.00      26          159,643,904    13.63
65.01 - 70.00      44          426,213,249    36.39
70.01 - 73.94      14          166,350,818    14.20
------------------------------------------------------
TOTAL:             127       1,146,668,897    97.90
------------------------------------------------------
  Min: 27.77      Max: 73.94        Wtd Avg: 61.63
------------------------------------------------------
(f) Excludes 4 credit tenant lease loans with leases to Walmart or Walgreens (2.10% of pool balance).
(g) Calculated on loan balances after netting out holdback/LOC amounts for five loans (8.10% of the pool balance).

DEBT SERVICE COVERAGE RATIOS (X) (H)(I)
------------------------------------------------------
                  NO. OF         AGGREGATE
                MORTGAGE      CUT-OFF DATE    %  OF
                   LOANS       BALANCE ($)     POOL
------------------------------------------------------
1.198 - 1.199       4           92,619,938     7.91
1.200 - 1.249       6           51,631,731     4.41
1.250 - 1.299      19          151,746,473    12.96
1.300 - 1.349      20          156,326,341    13.35
1.350 - 1.399      19          163,837,415    13.99
1.400 - 1.449      18          150,630,593    12.86
1.450 - 1.499      10          120,843,361    10.32
1.500 - 1.549       5           19,300,076     1.65
1.550 - 1.599       3            8,242,713     0.70
1.600 - 1.749      10           40,871,726     3.49
1.750 - 1.999       6           39,186,254     3.35
2.000 - 3.023       7          151,432,274    12.93
------------------------------------------------------
TOTAL:             127       1,146,668,897    97.90
------------------------------------------------------
  Min: 1.198      Max: 3.023          Wtd Avg: 1.509
------------------------------------------------------
(h) Excludes 4 credit tenant lease loans with leases to Walmart or Walgreens (2.10% of pool balance).
(i) Calculated on loan balances after netting out holdback/LOC amounts for five loans (8.10% of the pool balance).

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

IV. LARGE LOAN DESCRIPTION

                     TEN LARGEST LOANS OR CROSSED LOAN GROUP

----------------------------------------------------------------------------------------------------------------------------
                                                                                        CUT-OFF        % OF        UNITS/
 NO.          PROPERTY NAME                 CITY      STATE      PROPERTY TYPE        DATE BALANCE     POOL          SF
----------------------------------------------------------------------------------------------------------------------------
 1.  Westfield Shoppingtown Portfolio    Santa Ana,    CA       Anchored Retail        $96,920,657     8.27%       911,194
                                         Roseville
----------------------------------------------------------------------------------------------------------------------------
 2.  The Parkway I & II Apartments       Denver        CO       Multifamily            $49,220,000     4.20%           460
----------------------------------------------------------------------------------------------------------------------------
 3.  Colonie Center                      Albany        NY       Anchored Retail        $42,000,000     3.59%       668,343
----------------------------------------------------------------------------------------------------------------------------
 4.  South Tryon Square                  Charlotte     NC       Office                 $36,350,000     3.10%       236,680
----------------------------------------------------------------------------------------------------------------------------
 5.  Highlands Plaza - Commerce Center   St. Louis     MO       Office / Industrial    $36,326,190     3.10%       631,735
----------------------------------------------------------------------------------------------------------------------------
 6.  The Market at the Waterfront        Homestead     PA       Anchored Retail        $31,422,746     2.68%       314,926
----------------------------------------------------------------------------------------------------------------------------
 7.  Carroll's Creek Landing Apartments  Arlington     WA       Multifamily            $29,000,000     2.48%           288
----------------------------------------------------------------------------------------------------------------------------
 8.  Chino Hills Marketplace             Chino Hills   CA       Anchored Retail        $25,049,344     2.14%       324,110
----------------------------------------------------------------------------------------------------------------------------
 9.  Frederick Crossing                  Frederick     MD       Anchored Retail        $25,000,000     2.13%       269,699
----------------------------------------------------------------------------------------------------------------------------
10.  Medlock Crossing Shopping Center    Duluth        GA       Anchored Retail        $21,966,292     1.88%       159,163
----------------------------------------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGES                                                          $393,255,229    33.58%
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
         LOAN PER                      CUT-OFF         BALLOON
 NO.     UNIT/SF        U/W DSCR       DATE LTV          LTV
---------------------------------------------------------------
 1.        $106.37         2.40x         46.10%         39.10%

---------------------------------------------------------------
 2.    $107,000.00      1.20x(1)      77.56%(1)      72.08%(1)
---------------------------------------------------------------
 3.         $62.84         2.10x         59.57%         54.32%
---------------------------------------------------------------
 4.        $153.58         1.42x         69.57%         59.25%
---------------------------------------------------------------
 5.         $57.50         1.34x         76.96%         67.01%
---------------------------------------------------------------
 6.         $99.78         1.40x         78.56%         67.48%
---------------------------------------------------------------
 7.    $100,694.44      1.20x(1)      75.79%(1)      59.56%(1)
---------------------------------------------------------------
 8.         $77.29         1.41x         70.96%         63.05%
---------------------------------------------------------------
 9.         $92.70         1.46x         79.62%         67.42%
---------------------------------------------------------------
10.        $138.01         1.30x         74.97%         65.08%
---------------------------------------------------------------
                           1.68X         66.61%         57.85%
---------------------------------------------------------------

(1) Calculated on the loan balance after netting out holdback/LOC amounts.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
       COLLATERAL TERM SHEET          TRUST MORTGAGE ASSET BALANCE:  $96,920,657
 WESTFIELD SHOPPINGTOWN PORTFOLIO        TRUST MORTGAGE ASSET DSCR:  2.40x
                                          TRUST MORTGAGE ASSET LTV:  46.1%
--------------------------------------------------------------------------------

WESTFIELD SHOPPINGTOWN GALLERIA        WESTFIELD SHOPPINGTOWN MAINPLACE
AT ROSEVILLE





             [PICTURE]                              [PICTURE]










             [PICTURE]                              [PICTURE]









This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
       COLLATERAL TERM SHEET          TRUST MORTGAGE ASSET BALANCE:  $96,920,657
 WESTFIELD SHOPPINGTOWN PORTFOLIO        TRUST MORTGAGE ASSET DSCR:  2.40x
                                          TRUST MORTGAGE ASSET LTV:  46.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                GACC

LOAN PURPOSE:               Refinance

SHADOW RATING (S / F):      AAA / AAA

ORIGINAL TMA BALANCE:       $97,000,000

CUT-OFF TMA BALANCE:        $96,920,657

% BY INITIAL UPB:           8.3%

INTEREST RATE:              6.2241190%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         November 1, 2002

MATURITY DATE:              October 1, 2012

AMORTIZATION:               360 Months

CALL PROTECTION:            Lockout for 24 months from
                            securitization date, then defeasance
                            is permitted.  On and after April 1,
                            2012, prepayment can be made without
                            penalty.

SPONSOR:                    Westfield America, Inc.

BORROWER:                   Roseville Shoppingtown LLC and
                            MainPlace Shoppingtown LLC

PARI PASSU DEBT:            $77,584,563, shadow rated AAA / AAA
                            (S / F), held outside of trust

SUBORDINATE INVESTMENT
GRADE DEBT:                 $38,320,553, shadow rated BBB / BBB
                            (S / F), held outside of trust

LOCKBOX:                    Hard

INITIAL RESERVES:           Tax:                 $1,729,442
                            Insurance:           $193,293(1)

MONTHLY RESERVES:           Tax:                 $288,240
                            Insurance:           $48,323(1)
                            TI / LC:             $1,764(1)
                            Replacement:         $15,178(1)
--------------------------------------------------------------------------------
1. Westfield America, Inc. has posted a corporate guaranty in lieu of cash reserves. In the event that the First Mortgage DSCR drops below 1.20x, the Borrower will be required to post all cash reserves that would have been required from the First Payment Date and monthly reserves on an ongoing basis.
2. LTV, BLTV and DSCR based on Trust Mortgage Asset and $77.6MM of pari passu debt held outside trust.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                             TRUST MORTGAGE          FIRST
                                 ASSET(2)          MORTGAGE
LOAN BALANCE / SQ.FT.:          $191.51            $233.57
BALLOON BALANCE / SQ.FT.:       $162.42            $198.56
LTV:                            46.1%              56.2%
BALLOON LTV:                    39.1%              47.8%
DSCR:                           2.40x              1.99x
SHADOW RATING (S/F):            AAA / AAA          BBB / BBB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO: Portfolio

PROPERTY TYPE:            Anchored Retail:  Super-Regional Mall

COLLATERAL:               Fee simple interest in two
                          super-regional malls

LOCATION:                 1) Shoppingtown Galleria at Roseville
                             Roseville, CA (Sacramento MSA)
                          2) Shoppingtown MainPlace Santa Ana, CA
                             (Orange County MSA)

YEAR BUILT / RENOVATED:   1) 2000 / NAP
                          2) 1987 / 1992

COLLATERAL AREA / TOTAL
AREA:                     1) 462,330 sq.ft. / 1,034,085 sq.ft.
                          2) 448,864 sq.ft. / 1,109,121 sq.ft.

PROPERTY MANAGEMENT:      Westfield Corporation, Inc., an
                          affiliate of the Borrower
COLLATERAL / MALL
OCCUPANCY (AS OF
8/31/02):                 93.7% / 97.3%

UNDERWRITTEN NET CASH
FLOW:                     $30,689,610

APPRAISED VALUE:          1)     $183,500,000
                          2)     $195,000,000
                          Total) $378,500,000
APPRAISAL DATES:          1)     August 12, 2002
                          2)     August 7, 2002
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
       COLLATERAL TERM SHEET          TRUST MORTGAGE ASSET BALANCE:  $96,920,657
 WESTFIELD SHOPPINGTOWN PORTFOLIO        TRUST MORTGAGE ASSET DSCR:  2.40x
                                          TRUST MORTGAGE ASSET LTV:  46.1%
--------------------------------------------------------------------------------

THE WESTFIELD SHOPPINGTOWN PORTFOLIO

THE LOAN. The Westfield Shoppingtown Portfolio Loan is a $212.8 million first mortgage loan, secured by the borrowers' fee simple interest in 911,194 sq.ft. of inline space in two Class A super-regional malls located in Roseville, CA and Santa Ana, CA. The first mortgage loan is evidenced by four notes. One of the notes is the $96.9MM Trust Mortgage Asset, shadow rated AAA / AAA by S&P / Fitch. Outside of the trust, there is $77.6MM of debt (shadow rated AAA / AAA by S&P / Fitch) which is pari passu to the Trust Mortgage Asset, and $38.3MM of debt (shadow rated BBB / BBB by S&P / Fitch) which is subordinate to the Trust Mortgage Asset.

THE BORROWERS. The borrowers, Roseville Shoppingtown LLC and MainPlace Shoppingtown LLC, are bankruptcy-remote, single-purpose entities sponsored by Westfield America, Inc. The sponsor has approximately $137 million of cash equity in the transaction (from the May 2002 purchase price of $350MM from Rodamco). Westfield Group is a developer, architect, builder, property manager and funds manager for a $17.9 billion global portfolio of shopping center assets that comprises almost 90 million sq.ft. of space and includes more than 16,500 retail businesses in 109 shopping centers in four countries. Westfield America, Inc., a US REIT, is a subsidiary of Westfield America Trust. Westfield Group's U.S. operations include the Westfield America Trust portfolio of 58 regional and super-regional shopping centers, 3 power centers and 12 separate department store properties. The 61 shopping centers encompass approximately 62 million sq.ft. of retail space in 14 states, with more than 8,000 stores. Westfield America Trust, as of 06/30/02, had assets totaling $9.2 billion.

PROPERTY MANAGEMENT. The property manager is, Westfield Corporation, Inc., an affiliate of the Borrower.

CITY OF ROSEVILLE LETTER OF CREDIT. A $10.3MM letter of credit was provided by an affiliate of GACC to cover future payments to the City of Roseville for certain development fees owed to the City. The letter of credit is secured by a subordinated second mortgage on the Shoppingtown Galleria at Roseville which is coterminous with the First Mortgage. The second mortgage is fully subordinate to the First Mortgage subject to an intercreditor agreement.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.  Not Allowed.

THE SHOPPINGTOWN GALLERIA AT ROSEVILLE

THE PROPERTY. The Shoppingtown Galleria at Roseville is a 1,034,374 sq.ft. two-level Class A super-regional mall located in the Sacramento, CA market. 462,330 sq.ft. of inline space serves as collateral for the loan. The property was completed in 2000. The mall is anchored by four department stores:
Nordstrom, Macy's, JC Penney and Sears, each of which own their own stores and are not part of the loan collateral. The property features more than 4,900 surface parking spaces, which equates to approximately 4.8 spaces per 1,000 sq.ft. of GLA.

SIGNIFICANT TENANTS.

------------------------------------------------------------------------------------------------------------------------------------
                                                           ANCHOR TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                              AREA
TENANTS                 RATING (S/M/F)      (SQ.FT.)      % OF TOTAL   OWNERSHIP INTEREST     2001 SALES PSF     2001 TOTAL SALES
------------------------------------------------------------------------------------------------------------------------------------
Macy's(1)               BBB+/Baa1/BBB+       180,000        17.4%          Anchor Owned           $222            $40,024,000
------------------------------------------------------------------------------------------------------------------------------------
Nordstrom                 A-/Baa1/-          144,000        13.9%          Anchor Owned           $243            $35,000,000
------------------------------------------------------------------------------------------------------------------------------------
JC Penney                BBB-/Ba3/BB         125,445        12.1%          Anchor Owned           $158            $19,868,000
------------------------------------------------------------------------------------------------------------------------------------
Sears                     A-/Baa1/A-         122,599        11.9%          Anchor Owned           $220            $26,917,000
------------------------------------------------------------------------------------------------------------------------------------

1. Ratings of parent, Federated Department Stores.

------------------------------------------------------------------------------------------------
                             2001 SALES PSF       OCC. COST PSF            AS % OF SALES
------------------------------------------------------------------------------------------------
Inline Tenants                    $365               $47.32                    13.08%
------------------------------------------------------------------------------------------------

The inline collateral is 95.9% occupied by more than 120 tenants including many national retailers. The three largest inline tenants are Crate & Barrel, Copeland's Sports, and Borders Books & Music. Average inline sales are $365psf.

THE MARKET. The Shoppingtown Galleria at Roseville property is located within the Sacramento, CA MSA. The center is located in Placer County less than one mile from the junction of Interstate 80 and State Highway 65 amid the rapidly growing northeastern corridor of the greater Sacramento area. With a primary trade area population of 565,747, the Shoppingtown Galleria at Roseville's market area boasts average household income of $71,411, projected to grow to more than $85,594 by 2006. In 2001, the retail

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
       COLLATERAL TERM SHEET          TRUST MORTGAGE ASSET BALANCE:  $96,920,657
 WESTFIELD SHOPPINGTOWN PORTFOLIO        TRUST MORTGAGE ASSET DSCR:  2.40x
                                          TRUST MORTGAGE ASSET LTV:  46.1%
--------------------------------------------------------------------------------

market within the City of Roseville experienced growth (up 8.4% from 2000) as well as stable rents ($35.26psf). According to CB Richard Ellis, the 3Q2002 Roseville sub-market's retail vacancy rate was 1.7% and the total GLA was 4.2 million square feet.

THE SHOPPINGTOWN MAINPLACE

THE PROPERTY. The Shoppingtown MainPlace is a 1,109,364 sq.ft. two-level Class A super-regional mall located in the Orange County, CA MSA. 448,864 sq.ft. of inline space serves as collateral for the loan. The majority of the property was constructed in 1987 and expanded in 1992. The mall is anchored by Macy's, Nordstom, and two Robinsons-May stores, each of which are under long-term ground leases except for Macy's, which owns their own store. The property features more than 5,000 surface parking spaces, which equates to approximately 4.5 spaces per 1,000 sq.ft. of GLA.

SIGNIFICANT TENANTS.

------------------------------------------------------------------------------------------------------------------------------------
                                                           ANCHOR TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                AREA                                         TTM THROUGH 05/02   TTM THROUGH 05/02
TENANTS                   RATING (S/M/F)      (SQ.FT.)     % OF TOTAL  OWNERSHIP INTEREST        SALES PSF          TOTAL SALES
------------------------------------------------------------------------------------------------------------------------------------
Macy's(1)                 BBB+/Baa1/BBB+       225,000      20.3%          Anchor Owned            $170           $38,288,000
------------------------------------------------------------------------------------------------------------------------------------
Nordstrom                   A-/Baa1/-          150,500      13.6%          Ground Lease            $324           $48,763,000
------------------------------------------------------------------------------------------------------------------------------------
Robinson-May(2)               A/A2/-           142,500      12.8%          Ground Lease            $245           $34,884,000
------------------------------------------------------------------------------------------------------------------------------------
Robinson-May(2)               A/A2/-           142,500      12.8%          Ground Lease            $101           $14,400,000
------------------------------------------------------------------------------------------------------------------------------------

1. Ratings of parent, Federated Department Stores.
2. Ratings of parent, May Department Stores Company.

------------------------------------------------------------------------------------------------
                             2001 SALES PSF       OCC. COST PSF            AS % OF SALES
------------------------------------------------------------------------------------------------
Inline Tenants                    $393               $48.07                    11.96%
------------------------------------------------------------------------------------------------

The inline collateral is 91.4% occupied by more than 150 tenants including many national retailers. The three largest inline tenants are MainPlace Theaters, Crate & Barrel, and Barnes & Noble. Average inline sales are $393psf.

THE MARKET. The Shoppingtown MainPlace property is located within the Orange County, CA MSA. The center is situated at the intersection of Interstate 5 and Highway 22 in affluent Orange County where it draws on the high density trade area population as well as consumers from the north and northwest where significant growth is occurring. The malls' primary trade area has a population of 2.9MM people, with average household incomes of $85,823 projected to grow to $99,239 by 2006. Santa Ana, the largest city in Orange County and the ninth largest city in California by population, and is comprised of an area of 27.4 miles. The city has 42 miles of coastline, nine beaches and three harbors. Overall, Orange County has 11 public and 7 private colleges/universities. Major airports include John Wayne Airport and Fullerton Muncipal. In 2001, the retail market within the City of Santa Ana experienced growth (up 3.1% from 2000) as well as stable rents ($38.33psf). According to CB Richard Ellis, the 3Q2002 Central Orange County sub-market's retail vacancy rate was 5.9% and the total GLA was 23.3 million sq.ft.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
       COLLATERAL TERM SHEET          TRUST MORTGAGE ASSET BALANCE:  $96,920,657
 WESTFIELD SHOPPINGTOWN PORTFOLIO        TRUST MORTGAGE ASSET DSCR:  2.40x
                                          TRUST MORTGAGE ASSET LTV:  46.1%
--------------------------------------------------------------------------------


















                                      [MAP]




















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
       COLLATERAL TERM SHEET          TRUST MORTGAGE ASSET BALANCE:  $96,920,657
 WESTFIELD SHOPPINGTOWN PORTFOLIO        TRUST MORTGAGE ASSET DSCR:  2.40x
                                          TRUST MORTGAGE ASSET LTV:  46.1%
--------------------------------------------------------------------------------


















                                      [MAP]




















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $49,220,000
                          THE PARKWAY I & II APARTMENTS     DSCR:    1.20x
                                                            LTV:     77.6%
--------------------------------------------------------------------------------







                [PICTURE]                              [PICTURE]







                                    [PICTURE]







                                    [PICTURE]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $49,220,000
                          THE PARKWAY I & II APARTMENTS     DSCR:    1.20x
                                                            LTV:     77.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                   GACC

LOAN PURPOSE:                  Acquisition

ORIGINAL PRINCIPAL BALANCE:    $49,220,000

CUT-OFF PRINCIPAL BALANCE:     $49,220,000

% BY INITIAL UPB:              4.2%

INTEREST RATE:                 6.000% (Interest-only for the first 24 months)

PAYMENT DATE:                  1st of each month

FIRST PAYMENT DATE:            October 1, 2002

MATURITY DATE:                 September 1, 2009

AMORTIZATION:                  360 Months

CALL PROTECTION:               Lockout for 24 months from
                               securitization date, then defeasance is
                               permitted. On and after April 1, 2009, prepayment can be made without penalty.

SPONSORS:                      Brett Torino, Michael G. Hilbert,
                               and William S. Lyons, Jr.

BORROWERS:                     Somerset Eagle Ventures LLC and
                               Majestic Eagle Ventures LLC

ADDITIONAL FINANCING:          $102,000 Mezzanine Debt

LOCKBOX:                       Soft

INITIAL RESERVES:              Tax:           $87,078
                               Insurance:     $39,991
                               Holdback(1):   $4,160,000

MONTHLY RESERVES:              Tax:           $21,769
                               Insurance:     $11,538
                               Replacement:   $9,583 ($250/Unit)
--------------------------------------------------------------------------------
1. The holdback is to be used as additional collateral for the loan that may be released as long as the loan maintains a 1.20x DSCR and a LTV of 80% or less (tested quarterly and based on the trailing-12 month period), provided the mezzanine debt is paid in full.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / UNIT:           $107,000
BALLOON BALANCE / UNIT:        $100,087
LTV:                           77.6%(2)
BALLOON LTV:                   72.1%(2)
DSCR:                          1.20x(2)
--------------------------------------------------------------------------------
2.   Calculated on the loan balance after netting out the holdback amount.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Portfolio

PROPERTY TYPE:                 Multifamily

COLLATERAL:                    Fee simple interest in three multifamily
                               buildings and a common clubhouse

LOCATION:                      Denver, CO

YEAR BUILT / RENOVATED:        1)  Parkway I:   1982/2002
                               2)  Parkway II:  1983/2002

TOTAL UNITS:                   1)  184 Units
                               2)  276 Units

PROPERTY MANAGEMENT:           Omni Properties, Inc.

OCCUPANCY (AS OF 6/28/02):     95.4%

UNDERWRITTEN NET CASH FLOW:    $3,888,390

APPRAISED VALUE:               1)       $23,300,000
                               2)       $34,800,000
                               Total)   $58,100,000

APPRAISAL DATE:                June 27, 2002
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                       PROPERTY DESCRIPTION
----------------------------------------------------------------------------------------------------
     UNIT TYPE         NUMBER OF UNITS        SQUARE FEET PER UNIT       AVERAGE RENT (PER MONTH)
----------------------------------------------------------------------------------------------------
One Bedroom                  136                      685                          $931
----------------------------------------------------------------------------------------------------
Two Bedroom                  324                      913                         $1,117
----------------------------------------------------------------------------------------------------
Totals/Averages              460                      845                         $1,062
----------------------------------------------------------------------------------------------------

THE PARKWAY I & II APARTMENTS LOANS

THE LOANS. The Parkway loans are secured by first mortgages on The Parkway I & II Apartments located in Denver, Colorado. The two loans are cross-defaulted and cross-collateralized.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $49,220,000
                          THE PARKWAY I & II APARTMENTS     DSCR:    1.20x
                                                            LTV:     77.6%
--------------------------------------------------------------------------------

THE BORROWERS. The borrowers, Somerset Eagle Ventures LLC and Majestic Eagle Ventures LLC, are bankruptcy-remote, single-purpose entities. The sponsors are Brett Torino, Michael G. Hilbert, and William S. Lyons, Jr. Brett Torino is the owner of Torino Construction of Nevada, a company that currently has offices in Denver, Phoenix and Las Vegas. Mr. Torino has been involved in the real estate industry for more than 25 years. He has been involved in the construction of over 3,000 multifamily units, single-family residential communities, a high-end golf course community, and retail development. Michael Hilbert and William Lyons are co-owners of Triton Development, a leading developer in Colorado. Triton has developed and sold townhomes and condominiums in the Denver metro area since 1994. Triton also has been involved in condominium conversions and has sold 150 to 300 units each year for the past 4 years. As of 04/16/01, Mr. Torino had a stated net worth of $52.1 million. As of 3/31/02, Mr. Lyons had a stated net worth of $14.8 million, and as of 7/1/02, Mr. Hilbert had a stated net worth of $10.5 million.

THE PROPERTIES. The Parkway I & II Apartments loan is secured by three 12-story multifamily apartment buildings with 460 units and a clubhouse. The buildings, along with two additional multifamily apartment buildings which are not part of the collateral, are part of a five-building, 766-unit apartment community that is located within a mixed-used development known as `The Parkway'. The development also includes an office building, a King Soopers (Kroger) grocery center, a 112-unit town home property, and a 176-unit senior housing facility. Apartment amenities include fully-equipped island kitchens with dishwashers, patios or balconies, and mountain and cityscape views. The apartment buildings have a laundry room on each floor, storage rooms and an attached parking garage. The clubhouse features a large outdoor swimming pool, a jacuzzi, sundecks, and a state-of-the-art fitness center. The complex offers free shuttle service for tenants to and from the Denver central business district. The units and common areas were renovated over the past three years and are in very good condition. The kitchens were renovated with new kitchen countertops, cabinets, lighting, and appliances. The fitness room, lobby areas, landscaping and paving were also upgraded. The estimated cost of these renovations was approximately $1,065,000, or $2,314 per apartment unit.

The subject property is suitable for conversion into condominiums. According to the appraiser, the estimated value of the subject as condominiums would be $80,759,000. The loan balance represents 60.9% of this estimated condominium value. The two multifamily apartment buildings within `The Parkway' that are not part of the collateral, are currently being converted into condominium units. One of these buildings, which is not owned by the sponsors, is nearly fully converted. The other building, which is owned by the sponsors, is in the beginning phase of the conversion process.

THE MARKET. The Parkway I & II Apartments are located in the Denver, Colorado CBD. Most of the metropolitan area business, financial, recreational, and cultural activities are centered in the downtown area of Denver. Over 116,000 people are employed in the downtown area, which has close to 25 million square feet of office space. Approximately 10% of the metropolitan area population work in downtown Denver while only 1% of the population reside there. This is the lowest ratio of residents to workers of any major U.S. city. As the population of the Denver MSA continues to grow, however, this dynamic is beginning to change. Lengthening commute times from suburban communities, the growth in downtown recreational, entertainment and cultural facilities, and the construction of a 14-mile light rail system have made the prospect of downtown living more desirable. `The Parkway' is ideally located along a major roadway (Speer Boulevard) at the western border of an area known as the Golden Triangle. This neighborhood is a unique blend of land uses including a growing mix of new and old residential communities, art galleries, antique shops and restaurants. Overall multifamily vacancy rates within the property's Denver Downtown sub-market averaged 6.2% as of the 1st quarter 2002. Multifamily properties deemed most comparable to the subject have rental rates ranging from $720 to $1,198 per month for one-bedroom units and $885 to $1,913 per month for two-bedroom units.

PROPERTY MANAGEMENT. The Parkway I & II Apartments are managed by Omni Properties, Inc., a third party management company that is unaffiliated with the Borrower or principals of the Borrower. Omni Properties, Inc. has been in business since 1979 and employs more than 300 people. The company currently manages 49 apartment properties containing over 11,000 units. The properties are located primarily in Colorado and Oklahoma.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is a $102,000 mezzanine loan provided by Residential Funding Corporation that is coterminous with the mortgage loan. Under the terms of the mezzanine loan, the mezzanine lender has the right to receive notice of and an opportunity to cure a default under the mortgage loan documents before any remedies under the mortgage loan documents may be exercised. In addition, the mezzanine lender has the right to purchase the mortgage loan from the securitization trust (prior to forclosure) upon the payment of principal, interest and any other amounts due under the mortgage loan documents if (i) an event of default has occurred pursuant to which the mortgage loan lender has accelerated the mortgage loan or (ii) a bankruptcy proceeding has been commenced with respect to the borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $49,220,000
                          THE PARKWAY I & II APARTMENTS     DSCR:    1.20x
                                                            LTV:     77.6%
--------------------------------------------------------------------------------




















                                     [MAP]




















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42.000.000
                                 COLONIE CENTER             DSCR:    2.10x
                                                            LTV:     59.6%
--------------------------------------------------------------------------------







                                   [PICTURE]







                                   [PICTURE]







                                   [PICTURE]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42.000.000
                                 COLONIE CENTER             DSCR:    2.10x
                                                            LTV:     59.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                   BOFA

LOAN PURPOSE:                  Acquisition

SHADOW RATING (S / F)(1) :     A / AA

ORIGINAL PRINCIPAL BALANCE:    $42,000,000(2)

CUT-OFF PRINCIPAL BALANCE:     $42,000,000

% BY INITIAL UPB:              3.6%

INTEREST RATE:                 5.700%(3)

PAYMENT DATE:                  1st of each month

FIRST PAYMENT DATE:            December 1, 2002

MATURITY DATE:                 September 1, 2007

AMORTIZATION:                  298 months

CALL PROTECTION:               Lockout for 24 months from securitization date,
                               then defeasance is permitted. On and after April 1, 2007, prepayment can be made without penalty.

SPONSOR:                       Blackstone Real Estate Partners III(4)

BORROWER:                      BRE/Colonie Center LLC

ADDITIONAL FINANCING:          Subordinate B note(s): $10,740,329

LOCKBOX:                       Hard

INITIAL RESERVES:              Tax:              $1,439,058
                               TI/LC:            $12,500
                               Replacement:      $5,570

MONTHLY RESERVES:              Tax:              $141,465
                               TI / LC:          $12,500

                               Replacement:      $5,570
--------------------------------------------------------------------------------
1. The loan has credit characteristics consistent with an A / AA obligation in the context of the pool.
2. On the closing date of the Colonie Center Whole Loan, the original principal balance was $52,875,000. After 11/01/02, the note will be split into multiple notes including (x) the $42,000,000 note securing the Colonie Center Mortgage Loan and (y) the $10,740,329 note(s) which will be subordinate to the note securing the Colonie Center Mortgage Loan.
3.   The Interest Rate was assumed and is subject to change.
4. Full name of the Sponsor: Blackstone Real Estate Partners III FF LP, Blackstone Real Estate Partners III TE3 LP, Blackstone Real Estate Partners III TE2 LP, Blackstone Real Estate Partners III TE1 LP, Blackstone Real Estate Holdings III LP, Blackstone Real Estate Partners III LP.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                            TRUST MORTGAGE        WHOLE
                                ASSET             LOAN
                                -----             ----
LOAN BALANCE / SQ.FT.:         $62.84            $78.91
BALLOON BALANCE / SQ.FT.:      $57.30            $71.95
LTV:                            59.6%             74.8%
BALLOON LTV:                    54.3%             68.2%
DSCR:                           2.10x             1.53x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Anchored Retail

COLLATERAL:                      The in-line tenant space (386,136 sq.ft.) and
                                 two of four anchor tenant spaces (282,207 sq.
                                 ft.) situated on 48.5 acres of land contained within a regional shopping mall.

LOCATION:                        Albany, NY

YEAR BUILT / RENOVATED:          1966 / 1998

COLLATERAL AREA / TOTAL AREA:    668,343 sq.ft. / 1,248,343 sq.ft.

PROPERTY MANAGEMENT:             Urban Retail Properties, Co.

OCCUPANCY (AS OF 10/01/02):      90.9%

UNDERWRITTEN NET CASH FLOW:      $6,490,087

APPRAISED VALUE:                 $70,500,000

APPRAISAL DATE:                  June 14, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  MAJOR TENANTS
--------------------------------------------------------------------------------
                                                                        LEASE
                TENANT                     % NRSF      RENT PSF       EXPIRATION
--------------------------------------------------------------------------------
Boscov's Department Store                  33.7%         $3.89         10/31/18
--------------------------------------------------------------------------------
Christmas Tree Shop                         8.6%        $15.30         12/31/18
--------------------------------------------------------------------------------
FYE                                         3.7%        $10.67         09/30/07
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42.000.000
                                 COLONIE CENTER             DSCR:    2.10x
                                                            LTV:     59.6%
--------------------------------------------------------------------------------

THE COLONIE CENTER LOAN

THE LOAN. The Colonie Center Loan is secured by a first mortgage on the in-line tenant space (386,136 sq.ft.) and two of four anchor tenant spaces (282,207 sq.ft.) within the Colonie Center regional shopping mall.

THE BORROWER. The borrower, BRE/Colonie Center LLC, is a single purpose bankruptcy remote entity. The Borrower Principals are Blackstone Real Estate Partners III LP (Partners Capital $320.1 million), Blackstone Real Estate Partners III TE.1 LP (Partners Capital $352.1 million), Blackstone Real Estate Partners III TE.2 LP(Partners Capital $61.1 million), Blackstone Real Estate Partners III TE.3 LP (Partners Capital $63.6 million), Blackstone Real Estate Holdings III LP and Blackstone Real Estate Partners III FF LP (Partners Capital $66.1 million). Each entity is a Delaware limited partnership. Blackstone Real Estate Partners III had total capital commitments of $1.5 billion at 12/31/02, of which $960 million had been invested.

THE PROPERTY. The property is a regional shopping mall with a total of 1,248,343 gross leasable sq.ft. situated on 92.0 acres of land in Albany, New York. The center, with 5,440 parking spaces and 82 handicap parking spaces, was developed in 1966 and expanded and renovated in 1991 and 1998. In 1991 Macy's relocated and constructed a larger three-level 305,000 sq.ft. store. The center expanded again in 1998, with the addition of Boscov's and Christmas Tree Shops, on a new anchor pad of 225,000 sq.ft. In addition, the prior owners completed a 6-year capital expenditure program that infused $25 million into the property. The collateral for the loan occupies 48.50 acres of land and consists of all of the mall shop space (386,136 sq.ft.) with 131 tenant spaces and two of the four anchor spaces (282,207 sq.ft.).

SIGNIFICANT TENANTS. Two of the four anchor stores, not collateral for this loan, are Macy's Department Store/Federated Department Stores (NYSE: FD rated BBB+ by S&P & Fitch) and a 275,000 sq.ft. Sears Department Store (NYSE: S, rated A- by S&P & Fitch). These two tenants have been at the mall since 1966 and both own their own stores and associated parking areas. This Macy's store is reported to be one of the top stores in the franchise with $193/sq.ft. in sales.

The two anchor stores which will serve as collateral for this loan are Boscov's and Christmas Tree Shops. Boscov's Department Stores is a privately held chain of department stores and was founded in 1911. The company has 38 stores located in Pennsylvania, New York, New Jersey, Maryland and Delaware. This Boscov's location is reported to be one of the top locations in the franchise in terms of store sales.

Christmas Tree Shops is a privately owned chain of retail variety stores featuring giftware and novelties. Founded in 1961, the company currently operates 22 stores in the North East. This location is reported to have one of the highest inventory turnover rates and sales growth rates of the chain for 2001, with sales increasing from $303/sq.ft. to $351/sq.ft.

There are a total of 131 tenant mall spaces, with 2001 inline sales per sq.ft. of $296, up from $287 in 2000 and occupancy costs under 11% for the year. Other major and/or credit rated tenants include Record Town, Inc/FYE (24,892 sq.ft.), The Gap (NYSE: GPS rated BB+ by S&P & BB- by Fitch) 10,441 sq.ft., Abercrombie & Fitch, Walden Books, Lane Bryant, Inc., 5 stores (Express, Bath & Body Works, Structure, Lerner New York, Victoria's Secret) with leases guaranteed by Limited Brands, Inc. (NYSE:LTD rated BBB+ by S&P), CVS Corporation, Foot Locker, Payless Shoe Source and Radio Shack.

THE MARKET. A market analysis was completed in June of this year. Within this component of the MSA, the property has historically been one of the two primary destination retail centers. The primary trade area consists of 486,000 residents with an average household income in excess of $58,000. In addition, the MSA has excellent regional accessibility being located at the intersection of I-87 and I-90. The region has historically had a stable employment base.

PROPERTY MANAGEMENT. Urban Retail Properties Co. manages the property. The company currently leases and manages a portfolio of more than 41 million square feet for a variety of owners, and today is the second largest manager of third-party properties in the country. Urban Retail Properties Co.'s third-party managed portfolio includes assets owned by a diverse group of companies, funds and financial institutions.

ADDITIONAL CAPITAL IMPROVEMENTS. As part of the loan agreement, the sponsor is required to expend $1.5 million over the next 3 years for tenant allowances, leasing commissions, capital improvements and marketing expenses (in excess of the amounts being escrowed for replacement reserves, tenant improvements and leasing commissions). Failure to expend this amount by the 3rd anniversary from closing will result in an additional collateral requirement which may take the form of cash funded into an escrow account or a letter of credit, the balance of which will be calculated by taking $1.5 million less the amount expended to date. Not spending or posting the necessary reserve or letter of credit will constitute an event of default.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42.000.000
                                 COLONIE CENTER             DSCR:    2.10x
                                                            LTV:     59.6%
--------------------------------------------------------------------------------

MONTHLY TI/LEASING COMMISSION RESERVE. The borrower made an initial deposit in an amount equal to $12,500 and the Borrower will deposit $12,500 monthly into the TI/LC Reserve Account for tenant improvements and leasing commissions, as well as tenant incentives. This reserve will increase to $18,500 monthly if the occupancy, which will be tested quarterly, falls below 66% for the in-line occupancy. This excludes specialty license tenants.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The loan is structured as a senior A note of $42,000,000 that will be sold to the trust and a subordinate B note of $10,740,328.87. An intercreditor agreement will be signed between the holders of the notes.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42.000.000
                                 COLONIE CENTER             DSCR:    2.10x
                                                            LTV:     59.6%
--------------------------------------------------------------------------------




















                                     [MAP]




















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,350,000
                               SOUTH TRYON SQUARE           DSCR:    1.42x
                                                            LTV:     69.6%
--------------------------------------------------------------------------------















                                    [PICTURE]















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,350,000
                               SOUTH TRYON SQUARE           DSCR:    1.42x
                                                            LTV:     69.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                   BOFA

LOAN PURPOSE:                  Refinance

ORIGINAL PRINCIPAL BALANCE:    $36,350,000

CUT-OFF PRINCIPAL BALANCE:     $36,350,000

% BY INITIAL UPB:              3.1%

INTEREST RATE:                 6.360%

PAYMENT DATE:                  1st of each month

FIRST PAYMENT DATE:            November 1, 2002

MATURITY DATE:                 October 1, 2012

AMORTIZATION:                  312 months
                               The loan is interest only for 24
                               months

CALL PROTECTION:               Lockout for 24 months from securitization date,
                               then defeasance permitted. On and after
                               August 1, 2012, prepayment can be made without penalty.

SPONSOR:                       David Luski

BORROWER:                      Tryon Development LLC

ADDITIONAL FINANCING:          Mezzanine debt of $2.25 million

LOCKBOX:                       Hard

INITIAL RESERVES:              Tax:                   $358,487
                               Insurance:             $48,341
                               TI/LC:                 $311,375
                               Rent                   $164,443
                               Commencement:

MONTHLY RESERVES:              Tax:                   $35,849
                               Insurance:             $4,834
                               TI/LC:                 $6,250
                               Replacement:           $1,972
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ.FT.:         $153.58
BALLOON BALANCE / SQ.FT.:      $130.81
LTV:                           69.6%
BALLOON LTV:                   59.3%
DSCR:                          1.42x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

COLLATERAL:                    A fifteen-story, class A office building, with
                               first floor retail space, and an adjacent
                               11-story, 698 space parking garage with first floor retail space.

LOCATION:                      Charlotte, NC

YEAR BUILT / RENOVATED:        1960 / 1999

TOTAL AREA:                    236,680 sq. ft.

PROPERTY MANAGEMENT:           Spectrum Properties Management Co., an affiliate
                               of the borrower

OCCUPANCY (AS OF 7/31/02):     97.2%

UNDERWRITTEN NET CASH FLOW:    $4,069,054

APPRAISED VALUE:               $52,250,000

APPRAISAL DATE:                July 01, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  MAJOR TENANTS
--------------------------------------------------------------------------------
                                                                        LEASE
                TENANT                     % NRSF      RENT PSF       EXPIRATION
--------------------------------------------------------------------------------
Wachovia Bank                              39.7%        $19.20         06/10/10
--------------------------------------------------------------------------------
Greer & Walker                              5.4%        $23.26         11/21/05
--------------------------------------------------------------------------------
IMG Worldwide                               5.3%        $21.47         06/30/06
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,350,000
                               SOUTH TRYON SQUARE           DSCR:    1.42x
                                                            LTV:     69.6%
--------------------------------------------------------------------------------

THE SOUTH TRYON SQUARE LOAN

THE LOAN. The South Tryon Square Loan is secured by a first mortgage on a fifteen-story, class A office building and an 11-story parking garage.

THE BORROWER. The borrower, Tryon Development LLC, is a bankruptcy-remote, special-purpose entity. The borrower is 95% owned by Lusgor Associates LLC (Luski and Gorelick families) and 5% by South Tryon Square Associates, LLC, an affiliate of the developer. Spectrum Properties Management, Co. developed and manages the property and is headquartered in the building. The company was founded in 1982 and is currently one of the largest management and brokerage firms in Charlotte, North Carolina.

THE PROPERTY. The property is a 15 story class A office building with 236,680 NRSF and an 11-story, 698-space, parking structure situated on 1.34 acres of land in the CBD of Charlotte, North Carolina. There is retail space on the first level of both structures. Total office space is 213,967 sq.ft. (90%) and retail space is 22,713 sq.ft. (10%). The office building was built in 1960 and substantially rehabilitated in 1998-1999 at a cost of $43 million. The parking garage was completed in 2002. The structure also contains a large garden terrace on the 5th floor that is rented out for special events. The office building and garage are separated by two connected, three-story buildings, which are not part of the collateral. The borrower purchased the air rights over these buildings and connected the office tower to the parking garage with a raised walkway. The Borrower sold air rights above the parking garage so that a 180 room Courtyard by Marriott could be built. Occupancy levels in the property's sub-market are 95.4% and as of a rent roll dated 7/31/02, the current occupancy was 97.2%.

SIGNIFICANT TENANTS. Included in the property's diverse tenant base are investment-grade, credit tenants that provide approximately 45% of the underwritten GPI.

Wachovia/FUNB is the largest tenant (Rated A by S&P & A+ by Fitch) and occupies 5 floors (94,059 sq.ft.) of the property. Wachovia/FUNB's lease expires in June 2010. Wachovia Corporation provides a range of commercial and retail banking and trust services both in the US and around the world. Wachovia (NYSE: WB), reported revenues of $22 billion for the 2001 fiscal year.

Greer & Walker LLP, the second largest tenant, is a regional accounting and consulting firm founded in 1984. Through their association with Polaris International, they have access to over 100 of the top accounting firms throughout the United States and the world. The firm is also a member of the American Institute of Certified Public Accountants and the North Carolina Association of Certified Public Accountants.

IMG Worldwide's subsidiary, Muhleman Marketing, is the third largest tenant at the property. This division provides consulting to corporate and brand clients, focusing on motorsports, team sports and sports facilities. IMG Worldwide employs a staff of almost 3,000 across 85 offices in 33 countries representing athletes, performing artists, writers, fashion models, broadcasters and world-class events.

Other credit or nationally recognized tenants include Visa USA, Inc. (Rated A+ by S&P) which operates the world's largest payment system with approximately one billion credit cards in circulation. Visa lists sales of $3 billion annually and over 6,000 employees. PNC Financial (rated A- by S&P & A- by Fitch) is a full-service financial institution (NYSE: PNC). Mail Boxes, Etc is the largest franchiser of postal/shipping services in the world with approximately 4,000 franchises worldwide. (Mail Boxes, Etc was sold to UPS in 2001).

THE MARKET. The property is located at 201 South Tryon Street, one block from the main square of the CBD, in the heart of the primary financial district within the downtown sub-market. The class A office segment of the market is reporting stabilized vacancies and rents with class A vacancy for the CBD at 4.6%. This vacancy factor is supported by the class A rent comparables, which range from 92% to 99% occupied with an average of 96%. The property is, as of a 7/31/02 rent roll, 97.2% occupied (including a 4,817 sq.ft. owner-occupied space). Rents in the market ranged from $22/sq.ft. to $26.50/sq.ft. with a quoted average of $23.47/sq.ft. compared to an average underwritten rent of $21.12/sq.ft. at the property

PROPERTY MANAGEMENT. Spectrum Properties Management Co., founded in 1982 by Jim Dulin, Bill McGuire and Bob Street, is one of the largest management and brokerage firms in metro Charlotte. Since 1987, when Spectrum sold off the bulk of its holdings, the firm has focused on third-party sales, leasing and management interspersed with large, class A developments. Spectrum has developed over 2 million sq. ft. of space in the Charlotte area as well as another 1 million sq.ft. in Raleigh, North Carolina. Spectrum currently manages over 6 million sq.ft. and has approximately 76 employees.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,350,000
                               SOUTH TRYON SQUARE           DSCR:    1.42x
                                                            LTV:     69.6%
--------------------------------------------------------------------------------

UPFIT TO CLASS A OFFICE STANDARDS. In the 1998-1999 rehabilitation, the office building was stripped to the steel framing structure and concrete floors, and completely upfitted to class A standards, including electrical-mechanical and plumbing systems. The total cost of the renovation was $43 million including approximately $3 - $4 million of tenant build-out and $1 million of leasing commissions.

ROLLOVER RISK MITIGATION. Based on monthly deposit conditions, a rollover escrow account will have $2.1 million on deposit as of June 10, 2010 to mitigate the risk associated with Wachovia/FUNB's scheduled 2010 lease expiration. Each year the borrower may, in lieu of making monthly escrow payments, post an acceptable letter of credit in an amount equal to that year's scheduled escrow payments. The following year, the borrower can either increase the letter of credit amount accordingly or commence scheduled escrow payments. In the event that the escrow is not received and the letter of credit is not posted, the cash trap will be triggered and continue until the lender accumulates the scheduled reserve balance. The borrower may draw from this reserve for tenant improvements and leasing commission costs related to the Wachovia/FUNB premises only.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The loan allows for a four year mezzanine loan (in the amount of $2,250,000) to cover the financing gap and closing costs in the transaction. The loan was made on 9/9/2002. Repayment terms include monthly interest payments priced at Libor +200 basis points plus $46,875 in monthly principal reductions. The collateral for this financing consists solely of a pledge of membership interests in the borrower held by Lusgor Associates, LLC, the 95% managing member of the borrower, and South Tryon Square Associates, the 5% non-managing member. The mezzanine debt is personally guaranteed by the 4 key principals (Abraham & Isaac Luski and Bill & Shelton Gorelick) and is subordinate to the loan.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,350,000
                               SOUTH TRYON SQUARE           DSCR:    1.42x
                                                            LTV:     69.6%
--------------------------------------------------------------------------------














                                     [MAP]















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $36,326,190
                 HIGHLANDS PLAZA - COMMERCE CENTER          DSCR:    1.34x
                                                            LTV:     77.0%
--------------------------------------------------------------------------------







                                    [PICTURE]








                 [PICTURE]                              [PICTURE]








This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $36,326,190
                 HIGHLANDS PLAZA - COMMERCE CENTER          DSCR:    1.34x
                                                            LTV:     77.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                   BOFA

LOAN PURPOSE:                  Refinance

ORIGINAL PRINCIPAL BALANCE:    $36,405,000

CUT-OFF PRINCIPAL BALANCE:     $36,326,190

% BY INITIAL UPB:              3.1%

INTEREST RATE:                 6.850%

PAYMENT DATE:                  1st of each month

FIRST PAYMENT DATE:            September 1, 2002

MATURITY DATE:                 August 1, 2012

AMORTIZATION:                  360 months

CALL PROTECTION:               Lockout for 24 months from securitization date,
                               then defeasance is permitted. On and after July 1, 2012, prepayment can be made without penalty

SPONSOR: The Steven A. Brown Revocable Trust dated February 2, 2000 and Steven A. Brown

BORROWER:                      Highlands Plaza I, LLC and St. Louis Commerce
                               Center, LLC

ADDITIONAL FINANCING:          None

LOCKBOX:                       Hard

INITIAL RESERVES:              Tax:              $59,228
                               Insurance:        $80,156
                               Environmental:    $105,000
                               Sigma-Aldrich:    $250,000

MONTHLY RESERVES:              Tax:              $7,112
                               Insurance:        $7,958
                               Replacement:      $6,228
                               TI/LC:            $22,535
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ.FT.:         $57.50
BALLOON BALANCE / SQ.FT.:      $50.06
LTV:                           77.0%
BALLOON LTV:                   67.0%
DSCR:                          1.34x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Portfolio

PROPERTY TYPE:                 1)  Highlands Plaza I:  Office
                               2)  Commerce Center I:  Industrial
                               3)  Commerce Center II: Industrial

COLLATERAL:                    Fee simple interest in two class A industrial
                               buildings and a five-story, class A office building

LOCATION:                      St. Louis, MO

YEAR BUILT / RENOVATED:        1)   2000 / NAP
                               2)   2000 / NAP
                               3)   2001 / NAP

TOTAL AREA:                    631,735 sq.ft.

PROPERTY MANAGEMENT:           Garrett A. Balke, d/b/a Balke Brown Associates,
                               an affiliated of the borrower

OCCUPANCY (AS OF 9/05/02):     1)   100%
                               2)   100%
                               3)   100%

UNDERWRITTEN NET CASH FLOW:    $3,832,945

APPRAISED VALUE:               $47,200,000

APPRAISAL DATE:                1)   May 1, 2002
                               2)   May 6, 2002
                               3)   May 6, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MAJOR TENANTS - HIGHLANDS PLAZA I
--------------------------------------------------------------------------------
                                                                        LEASE
              TENANT                   % NRSF        RENT PSF         EXPIRATION
--------------------------------------------------------------------------------
A.G.E. Properties Inc                  71.1%          $23.70           04/09/08
--------------------------------------------------------------------------------
The Daniel and Henry Co.               28.9%          $24.50           01/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MAJOR TENANTS - COMMERCE CENTER I & II
--------------------------------------------------------------------------------
                                                                        LEASE
              TENANT                   % NRSF        RENT PSF         EXPIRATION
--------------------------------------------------------------------------------
GPX, Inc.                              36.9%           $3.52           1/31/12
--------------------------------------------------------------------------------
Sigma-Aldridge Co.                     27.8%     $3.70 (Beg. 1/03)     12/31/09
--------------------------------------------------------------------------------
C&H Embroidery Inc.                    10.3%           $4.68           1/31/10
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $36,326,190
                 HIGHLANDS PLAZA - COMMERCE CENTER          DSCR:    1.34x
                                                            LTV:     77.0%
--------------------------------------------------------------------------------

THE HIGHLANDS PLAZA I AND COMMERCE CENTER I & II LOANS

THE LOAN. The Highlands Plaza I and Commerce Center I & II Loans are secured by a first mortgage on a five-story, class A office building and a first mortgage on two class A industrial buildings. The properties are all located in the City of St. Louis and the two loans are cross-collateralized and cross-defaulted.

THE BORROWERS. The Highlands Plaza I borrower, Highlands Plaza I, LLC is a single purpose, bankruptcy remote entity. Equity ownership in the borrower is held by two entities, Highlands Plaza I Manager, Inc. (0.5%) and Highlands South Plat I, L.L.C. (99.5%).

The Commerce Center I & II borrower, St. Louis Commerce Center, LLC, is a single purpose, bankruptcy remote entity. Equity ownership in the Borrower is held by the borrower's sole manager, St Louis Commerce Center Manager, Inc. (0.5%) and South Plat Partners VIII, L.L.C. (99.5%).

These entities are owned equally by the Garrett A. Balke Revocable Trust, dated June 16, 1999 of which, Garrett A. Balke is the 100% owner and the Steven A. Brown Revocable Trust dated February 2, 2000 of which, Steven A. Brown is the 100% owner. Both the Steven A. Brown Revocable Trust dated February 2, 2000 and Steven A. Brown are Borrower Principals. Mr. Brown has 18 years of real estate experience and is acting currently as the President and co-owner of Balke Brown Associates, a full-service commercial real estate development, leasing and management company based in St. Louis.

THE PROPERTIES. Highlands Plaza I is a five-story, class A office building with 144,585 NRSF, located in St. Louis, Missouri, is within a master planned mixed use park situated on 26 acres of land which, when completed, is expected to contain one million square feet of mixed-use space surrounding a central park and fountain plaza. The property was constructed in 2000 on 3.7 acres of land with an adjacent three-level parking garage, accessible by a covered walkway, with parking for 499 vehicles and open parking for 69 vehicles.

Commerce Center I & II consists of two separate class A, industrial buildings totaling 487,150 NRSF located in St. Louis, Missouri. Building I has a total of 150,106 NRSF (approximately 6% office space) and is situated on 6.79 acres of land with parking for 158 cars. Construction of this building was completed in 2000. The structure has 28-foot ceilings in the warehouse area, 16 truck docks and one drive-in door. Building II has a total of 337,044 NRSF (approximately 5% office space) and is situated on 13.16 acres of land with parking for 75 vehicles. Construction of this building was completed in 2001. The structure has 28-foot ceilings in the warehouse area, 32 truck docks and five drive-in doors. The two buildings contain 25,858 square feet of office space combined.

SIGNIFICANT TENANTS
Highlands Plaza I is 100% leased to two tenants:
A.G.E. Properties Inc (Lease guaranteed by AG Edwards & Sons, Inc (NYSE: AGE)) is the largest tenant occupying 102,837 sq.ft. (71.1%) on a seven year lease expiring on 4/9/08. This tenant has two five-year renewal options. A.G. Edwards, Inc., one of the nation's oldest and largest investment firms, is a holding company whose principal subsidiary, A.G. Edwards & Sons, Inc., is successor to a partnership founded in 1887. A.G. Edwards and its directly owned and indirectly owned subsidiaries provide securities and commodities brokerage, investment banking, trust, asset management, retirement planning and insurance products as well as other related financial services to individual, corporate, governmental and institutional clients. For the three months ending 05/31/02, revenues for A.
G. Edwards were $600 million and net income was $39 million.

The Daniel and Henry Company is a large private insurance brokerage firm, founded 80 years ago by Carl P. Daniel and Jesse P. Henry. It occupies 41,748 sq.ft. and this location serves as its headquarters. The tenant is on a 10-year lease expiring on 1/31/2011 and has one five-year renewal option.

Commerce Center I is 100% leased, significant tenants include:
C&H Embroidery occupies 50,000 sq.ft. (33.3% of Building I) on a lease that expires on 1/31/2010. The company, which operates as Gateway CDI, is a promotional marketing company that was formed in 1996 by the merger of C&H Embroidery and Gateway Promotions. The company is headquartered in St. Louis, at the property, and provides promotional program and product distribution services to a number of Fortune 500 companies, including AG Edwards, Anheuser-Busch, Boeing, Edward Jones, Energizer and Gateway.

Killark Electrical Products, occupies 40,036 sq.ft. (26.7% of Building I) on a lease that expires on 6/30/06. Killark is a manufacturer of weatherproof and hazardous location electrical products. The company was founded in 1913 in St. Louis and was acquired by Hubbell Incorporated in 1985. Hubbell Incorporated (NYSE: HUB.B rated A+ by S&P & A by Fitch) is an electrical equipment manufacturer with net sales of $1.3 billion for the year ending 12/31/01.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $36,326,190
                 HIGHLANDS PLAZA - COMMERCE CENTER          DSCR:    1.34x
                                                            LTV:     77.0%
--------------------------------------------------------------------------------

Swank Motion Pictures, occupies 35,945 sq.ft. (23.9% of Building I) on a lease that expires on 6/30/11. The company, which is private and headquartered in St. Louis, is a major movie distributor to non-theatrical clients. The company has exclusive distribution arrangements with Walt Disney Pictures, Touchstone, Hollywood Pictures, Warner Brothers, Paramount, Columbia, Tri-Star, Miramax, Universal, Dreamworks, MGM, United Artists, USA Films and Lions Gate Films to distribute movies. Swank Motion Pictures is a subsidiary of Swank AudioVisuals, also headquartered in St. Louis and which has been in business for over sixty years.

Commerce Center II is 100% leased to three tenants:
GPX, Inc., occupies 179,712 sq.ft. (53.3% of Building II) on a lease that expires on 1/31/12. The tenant has 30,000 sq.ft. of first floor and mezzanine office space for which they contributed $5 million to improvements. GPX, one of the largest stereo component distributors in the world, is a subsidiary of Hagemeyer, N.V. (The parent company guarantees the lease). Headquartered in the Netherlands, Hagemeyer has been in business since 1900, employs over 24,000 people worldwide and had sales of $7.8 billion in 2001.

Sigma-Aldrich (NASDAQ: SIAL, rated A- by S&P), occupies 135,492 sq.ft. (40.2% of Building II) on a lease that expires on 12/31/09. Sigma-Aldrich was incorporated in 1975 and is headquartered in St. Louis. The company develops, manufactures and distributes a broad range of biochemicals, organic chemicals, chromatography products and diagnostics reagents which are used in scientific research, biotechnology, pharmaceutical development, the chemical industry and for the diagnosis of disease. It operates in 33 countries, offers more than 85,000 chemical products and distributes the products in more than 160 countries. For the year ended 12/31/01, Sigma-Aldrich had net sales of $1.18 billion. The Sigma-Aldrich headquarters building is located one mile from the property and the company uses the site for its containers division. No chemicals are stored on site, however, the containers that are used to distribute such chemicals are stored on site.

Bryan Cave LLP occupies 21,840 sq.ft. (6.5% of Building II) for file storage space on a lease that expires on 1/31/2012. Bryan Cave LLP is an international law firm, that currently ranks among the 100 largest firms in the world and one of the 50 largest in the United States. The firm was founded in 1873 and is headquartered in St. Louis.

THE MARKET. Highlands Plaza I: The property is located in the West County sub-market, which has historically led the St. Louis market in absorption and is near the top in occupancy and rental rate levels. The property has a current occupancy rate of 100% versus 95.4% for its sub-market.

Commerce Center I & II: Throughout 2001 market vacancy levels increased and rental rates experienced a downward pressure. St. Louis metro industrial vacancy is up from its year-end 2000 figure of 6.0% to a current level of 7.9%. The property is located in the St. Louis City sub-market, which has the lowest vacancy rate in the metro-area, presently 4.1%. The limited construction in the sub-market and low overall vacancy will likely impact the market in terms of increasing rental rates and stable vacancy in the near term. Based on a rent roll dated 9/5/2002 the property is 100% occupied.

PROPERTY MANAGEMENT. Balke Brown Associates, which manages the properties, is a full-service commercial real estate development, leasing and management company based in St. Louis. Since 1979, the firm has developed 42 projects consisting of new or renovated office, industrial and retail space in eastern Missouri and southwestern Illinois. The company currently manages 3.5 million square feet of space located in ten commercial properties.

LOCATION. Highlands Plaza I is located between Clayton, Missouri and the St. Louis CBD. It is directly across I-64 from Forest Park, a large wooded green space that contains museums and cultural attractions. The property is highly visible and accessible via the main entrance to The Highlands at Forest Park off Oakland Avenue, a major four-lane east west artery. The property is also one block from the Hampton Road interchange with I-64.

Commerce Center I & II is located in the St. Louis City sub-market, one of the highest demand industrial areas in the St. Louis metropolitan area. The buildings have good access, including the I-64 and I-70 within two miles.

TAX ABATEMENT. The properties securing the Highlands Plaza I and Commerce Center I & II loans are each under a 25-year tax abatement program ending in 2026. The Borrower pays taxes on the land assessment only during the first ten years and on 50% of the fully assessed value of the land and the property for the next 15 years. The tax abatement is a benefit to the property in that it allows the tenants to be charged a lower effective rental rate when compared to similar, fully assessed properties. For underwriting purposes, a tax payment of $455,066 for the Highlands Plaza I property and $392,381 for the Commerce I & II properties was assumed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $36,326,190
                 HIGHLANDS PLAZA - COMMERCE CENTER          DSCR:    1.34x
                                                            LTV:     77.0%
--------------------------------------------------------------------------------

ROLLOVER RISK REDUCED BY TENANT IMPROVEMENTS AND LEASING COMMISSIONS ESCROW Highlands Plaza I: In order to mitigate the risk associated with potential tenant rollover a monthly TI/LC escrow is being collected in the amount of $16,593 monthly. Additionally, to mitigate the potential rollover of AG Edwards, which occupies 71% of the building, commencing on January 1, 2005, all excess cash flow shall, in accordance with the cash management agreement, be collected up to a maximum of $400,000 annually. The TI/LC escrow and cash sweep will provide a cushion of $1,995,584 by the end of the fifth year of the loan (July
2007). This represents 89% of the estimated TI/LC costs of the AG Edwards rollover of $2,236,265 that was calculated assuming a 0% renewal probability. If AG Edwards renews its lease for a term going out two years past the loan term, or if an acceptable replacement tenant occupies the space currently leased by AG Edwards and commences the payment of rent the cash sweep will be terminated. If the renewal term is shorter and if an acceptable replacement tenant is not in occupancy and paying rent, the sweep will continue. To mitigate the risk associated with the potential rollover of Daniel & Henry, the lender shall require that an amount be maintained in the TI/LC escrow so that the balance in such an account as of December 31, 2010 will be no less than $800,000.00.

Commerce Center I & II: In order to mitigate the risk associated with potential tenant rollover a monthly TI/LC escrow is being collected in the amount of $5,942.

SIGMA-ALDRICH CO. RESERVE ACCOUNT. For the Commerce Center I & II loan, the borrower deposited $250,000 into a reserve account at closing representing six months of rental payments under the lease between borrower and Sigma-Aldrich Co. The tenant is receiving six months of free rent per its lease but the tenant began paying all reimbursements upon taking occupancy. Provided that no event of default has occurred or is continuing, the amount on deposit in the Sigma-Aldrich reserve account will be released to the borrower at any time after 1/1/03 upon the commencement of rental payments by Sigma-Aldrich.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $36,326,190
                 HIGHLANDS PLAZA - COMMERCE CENTER          DSCR:    1.34x
                                                            LTV:     77.0%
--------------------------------------------------------------------------------















                                     [MAP]















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $31,422,746
                            MARKET AT THE WATERFRONT        DSCR:    1.40x
                                                            LTV:     78.6%
--------------------------------------------------------------------------------





                 [PICTURE]                              [PICTURE]





                 [PICTURE]                              [PICTURE]





                                    [PICTURE]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $31,422,746
                            MARKET AT THE WATERFRONT        DSCR:    1.40x
                                                            LTV:     78.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                   GACC

LOAN PURPOSE:                  Refinance

ORIGINAL PRINCIPAL BALANCE:    $31,500,000

CUT-OFF PRINCIPAL BALANCE:     $31,422,746

% BY INITIAL UPB:              2.7%

INTEREST RATE:                 6.350%

PAYMENT DATE:                  1st of each month

FIRST PAYMENT DATE:            September 1, 2002

MATURITY DATE:                 August 1, 2012

AMORTIZATION:                  360 Months

CALL PROTECTION:               Lockout for 24 months from securitization date,
                               then defeasance is permitted. On and after May 1, 2012, prepayment can be made without penalty.

SPONSOR: Nationwide Life Insurance Company (rated 'AA-' by S&P), Nationwide Mutual Insurance Company (rated 'A+' by S&P), Continental Real Estate Companies and Little General, Ltd.

BORROWER:                      Amity Street Partners, LLC

ADDITIONAL FINANCING:          None

LOCKBOX:                       Hard

INITIAL RESERVES:              Tax:                $198,407
                               Insurance:          $36,896

MONTHLY RESERVES:              Tax:                $77,710
                               Insurance:          $4,100
                               TI / LC:            $11,810 (1)
                               Replacement:        $5,249 (2)
--------------------------------------------------------------------------------
1. TI / LC Reserve is capped at $1,000,000. In lieu of monthly deposits of $11,810, Borrower has exercised its option to post a $200,000 letter of credit to cover the first year's reserve. Each year, borrower can elect to pay monthly reserves or post another $200,000 letter of credit until the $1,000,000 cap is reached.
2.   Replacement Reserve is capped at $188,955.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ.FT.:         $99.78
BALLOON BALANCE / SQ.FT.:      $85.70
LTV:                           78.6%
BALLOON LTV:                   67.5%
DSCR:                          1.40x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Anchored Retail

COLLATERAL:                    Fee and leasehold interest in
                               the regional shopping center

LOCATION:                      Homestead, PA
                               (Pittsburgh MSA)

YEAR BUILT / RENOVATED:        2001 / NAP

TOTAL AREA:                    314,926 sq.ft.

PROPERTY MANAGEMENT:           Continental Real Estate Co, an
                               affiliate of the Borrower

OCCUPANCY (AS OF 7/26/02):     100.0%

UNDERWRITTEN NET CASH FLOW:    $3,289,729

APPRAISED VALUE:               $40,000,000

APPRAISAL DATE:                June 14, 2002
--------------------------------------------------------------------------------

-------------------------------------------------------------------
                          MAJOR TENANTS
-------------------------------------------------------------------
                                                        LEASE
         TENANT             % NRSF      RENT PSF      EXPIRATION
-------------------------------------------------------------------
Dicks Sporting Goods        14.3%        $11.28        01/31/12
-------------------------------------------------------------------
Filene's Basement           12.9%        $14.25        03/31/12
-------------------------------------------------------------------
Bed Bath & Beyond           12.1%        $16.00        01/31/11
-------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $31,422,746
                            MARKET AT THE WATERFRONT        DSCR:    1.40x
                                                            LTV:     78.6%
--------------------------------------------------------------------------------

THE MARKET AT THE WATERFRONT LOAN

THE LOAN. The Market at the Waterfront Loan is secured by a first mortgage on the Market at the Waterfront located in Homestead, Pennsylvania, 5 miles Southeast of Pittsburgh, Pennsylvania.

THE BORROWER. The borrower, Amity Street Partners, LLC, is a single-purpose entity for which a non-consolidation opinion was obtained. The borrower is wholly owned by Waterfront Partners LLC, which has two 50% owners: Nationwide Realty Investors, Ltd. and Little General, Ltd. Nationwide Realty Investors, Ltd. is owned by Nationwide Life Insurance Company (rated `AA-' by S&P) and Nationwide Mutual Insurance Company (rated `A+' by S&P). Little General, Ltd. is owned by Franklin Kass and Jack Lucks. Through their operating company, Continental Real Estate Companies, Messrs. Kass and Lucks (who have a combined net worth of $120 million) have developed in excess of 2 million square feet of retail space, 2 million square feet of office and office/warehouse space and 3,000 apartment units.

THE PROPERTY. The Market at the Waterfront loan is secured by a 314,926 sq.ft. outdoor regional shopping center located in Homestead, Pennsylvania, 5 miles southeast of the Pittsburgh central businesss district. The property is part of a 1.7 million square foot mixed-use development known as "The Waterfront," which is located on a 265-acre site that stretches for two miles along the Monongahela River. The Waterfront contains a total of 1.7MM sq. ft. of retail space including Target (rated `A+' by S&P and `A2' by Moody's), Lowe's Home Improvement Center (rated `A' by S&P and `A3' by Moody's), Giant Eagle, the dominant grocery chain in the Pittsburgh market (62% market share) and a separate lifestyle center. Target, Lowe's and Giant Eagle are not part of the loan collateral.

SIGNIFICANT TENANTS. The loan collateral is 100% leased by 13 tenants. The three largest tenants are: Dicks Sporting Goods, Filene's Basement, and Bed Bath & Beyond.

Dick's Sporting Goods (NYSE: DKS) occupies 45,000 sq.ft. (14.3% of total space) under a lease with a rent of $11.28psf expiring in January 2012. The company currently operates 132 Dick's Sporting Goods Stores located in 24 states throughout the Eastern half of the U.S. For the 26 weeks ended 8/3/02, sales rose 20% to $586.8 million. Net income rose 84% to $16.4 million.

Filene's Basement occupies 40,525 sq.ft. (12.9% of total space) under a lease with a rent of $14.25psf expiring in March 2012. Filene's Basement, which is wholly-owned by Value City Department Stores, Inc., is a retailer offering men's and women's apparel, home goods, and accessories. As of April 29, 2002, Filene's Basement operated 21 stores in the United States.

Bed Bath & Beyond occupies 38,000 sq.ft. (12.1% of total space) under a lease with a rent of $16.00psf expiring in January 2011. Bed Bath & Beyond (rated `BBB-` by S&P) is a specialty retailer offering domestic merchandise and home furnishings. As of October 14, 2002, Bed Bath & Beyond operated 450 stores in the United States.

THE MARKET. The Market at the Waterfront is located in Homestead, Pennsylvania. The subject is located within a densely developed and populated urban area. To the north of the subject, across the High Level Bridge, are the affluent communities of Squirrel Hill, Shadyside, and Oakland. The High Level Bridge provides direct access to the Waterfront from I-376 and the Pittsburgh-side of the Monongahela. The location of the Waterfront relative to the High Level Bridge facilitates access from a large part of the Pittsburgh metropolitan area. The Waterfront development is unique to a market that has had little new retail development in recent years and therefore attracts shoppers from a large trade area. The appraiser defined market rents at $24psf for space between 2,000 and 10,000 sq.ft. and $21psf for space over 10,000 sq.ft. The Market at the Waterfront is located between the East/Southeast sub-markets where occupancy ranges from 95.4% to 96.1%.

PROPERTY MANAGEMENT. The property manager, Continental Real Estate Companies, is an affiliate of the Borrower. Continental Real Estate Companies has developed and managed in excess of 2 million sq.ft. of office and office/warehouse space, 2 million sq.ft. of retail space, and 3,000 apartment units.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS.  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Future mezzanine debt is permitted subject to the following requirements: (i) prohibited until July 30, 2003; (ii) security may only consist of a pledge of the non-managing members interests in the Borrower; (iii) the combined DSCR of the aggregate debt may not be less than 1.15x; (iv) the LTV on the aggregate debt may not exceed 85%; (v) mezzanine lender must be approved by lender and must execute a subordination and standstill agreement acceptable to lender; (vi) mezzanine debt cannot be crossed with any other loan or property; (vii) terms, conditions, and structure of mezzanine debt must be approved by lender in its reasonable discretion; and
(viii) rating agency confirmation that the additional indebtedness will not cause a downgrade to any of the bonds.

GROUND LEASE. The Borrower owns a portion of the property in fee and the remainder as tenant under a ground lease with Waterfront Partners, LLC, an affiliated entity, as ground lessor. The ground lessor joined in the mortgage and mortgaged its fee interest. All standard covenants, representations and warranties were made in the mortgage and the ground lease with respect to the leased interest. The term of the ground lease is 54 years 11 months, assuming all of the extension options are exercised.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $31,422,746
                            MARKET AT THE WATERFRONT        DSCR:    1.40x
                                                            LTV:     78.6%
--------------------------------------------------------------------------------














                                      [MAP]














This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $29,000,000
                       CARROLL'S CREEK LANDING APARTMENTS   DSCR:    1.20x
                                                            LTV:     75.8%
--------------------------------------------------------------------------------







                                   [PICTURE]







                                   [PICTURE]







                                   [PICTURE]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $29,000,000
                       CARROLL'S CREEK LANDING APARTMENTS   DSCR:    1.20x
                                                            LTV:     75.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                   GACC

LOAN PURPOSE:                  Refinance

ORIGINAL PRINCIPAL BALANCE:    $29,000,000

CUT-OFF PRINCIPAL BALANCE:     $29,000,000

% BY INITIAL UPB:              2.5%

INTEREST RATE:                 7.650%

PAYMENT DATE:                  1st of each month

FIRST PAYMENT DATE:            December 1, 2002

MATURITY DATE:                 November 1, 2017

AMORTIZATION:                  360 Months

CALL PROTECTION:               Lockout for 24 months from securitization date,
                               then defeasance is permitted. On and after August
                               1, 2017, prepayment can be made without penalty

SPONSOR: United States of America Department of the Navy and Alan Ginsburg

BORROWER:                      Gateway Trident, LLC

ADDITIONAL FINANCING:          None

LOCKBOX:                       Soft at Closing, Springing Hard

INITIAL RESERVES:              Tax:           $58,338
                               Insurance:     $67,567
                               Holdback:      $200,000(1)

MONTHLY RESERVES:              Tax:           $29,169
                               Insurance:     $8,134
                               Replacement:   $6,000 ($250/Unit)
--------------------------------------------------------------------------------
1. The holdback is to be used as additional collateral for the loan that may be released as long as the loan maintains a 1.20x DSCR and occupancy of 95%. (tested quarterly and based on the trailing 12-month period)

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / UNIT:           $100,694
BALLOON BALANCE / UNIT:        $79,277
LTV:                           75.8%(2)
BALLOON LTV:                   59.6%(2)
DSCR:                          1.20x(2)
--------------------------------------------------------------------------------
2.   Calculated on the loan amount after netting out the holdback amount.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Multifamily

COLLATERAL:                    Fee simple interest in a multifamily property

LOCATION:                      Arlington, WA (Seattle MSA)

YEAR BUILT / RENOVATED:        2002 / NAP

TOTAL UNITS:                   288

PROPERTY MANAGEMENT:           Pinnacle Realty Management Company

OCCUPANCY (AS OF 9/24/02):     95.5%

UNDERWRITTEN NET CASH FLOW:    $2,940,450

APPRAISED VALUE:               $38,000,000

APPRAISAL DATE:                August 1, 2002
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                       PROPERTY DESCRIPTION
----------------------------------------------------------------------------------------------------
      UNIT TYPE           NUMBER OF UNITS     SQUARE FEET PER UNIT      AVERAGE RENT (PER MONTH)
----------------------------------------------------------------------------------------------------
Two Bedroom                     85                    1,254                       $867
----------------------------------------------------------------------------------------------------
Three Bedroom                   175                   1,454                       $915
----------------------------------------------------------------------------------------------------
Four Bedroom                    28                    1,599                       $979
----------------------------------------------------------------------------------------------------
Totals/Averages                 288                   1,408                       $907
----------------------------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $29,000,000
                       CARROLL'S CREEK LANDING APARTMENTS   DSCR:    1.20x
                                                            LTV:     75.8%
--------------------------------------------------------------------------------

THE CARROLL'S CREEK LANDING APARTMENTS LOAN

THE LOAN. The Carroll's Creek Landing Apartments Loan is secured by a first mortgage on the Carroll's Creek Landing Apartments located in Arlington, Washington, 40 miles north of Seattle.

THE BORROWER. The borrower, Gateway Trident, LLC, is a bankruptcy-remote, single-purpose entity. The borrower is comprised of the United States of America Department of the Navy and a managing member controlled by Alan Ginsburg. The Department of the Navy contributed approximately 87% of the combined Sponsors' equity in the property. Mr. Ginsburg has been involved in the real estate industry for more than 30 years and has a real estate portfolio consisting of 76 apartment properties totaling 15,778 units located in Florida, Michigan, Georgia, Texas, South Carolina, Ohio, Illinois, Tennessee, New York and Washington. As of 8/31/01, Alan Ginsburg had a stated net worth of $70.45 million.

THE PROPERTY. The Carroll's Creek Landing Apartments Loan is secured by 40 two-story townhouse-style buildings (completed in 2002) located on 55.6 acres in Arlington, Washington. The apartment complex includes 70 two-bedroom units, 175 three-bedroom units and 28 four-bedroom units, each with a fenced-in yard and
2.5 baths and 15 two-bedroom units that are one level, do not have a yard and have 1.5 baths. Units range in size from 1,106sf to 1,599sf and average 1,408sf. All units have fully-equipped modern kitchens, individual HVAC systems, washer/dryer hookups, one-car garages, and patios. The grounds of the complex are landscaped and contain playgrounds, picnic areas, jogging trails, and a basketball court. There is also a clubhouse/leasing office building that houses a fitness center. Parking is provided for 646 vehicles (358 open spaces and 288 attached garages) for a parking ratio of 2.24 spaces per unit.

THE MARKET. Carroll's Creek Landing Apartments is located within the North Snohomish County apartment sub-market of the Seattle market. As of Spring 2002, this sub-market had an average occupancy rate of 93.8%. Rental rates for 2-bedroom units range from $750-$1,763 per month, 3-bedroom units range from $1,045-$2,153 per month, and 4-bedroom units are approximately $1,673 per month. Rental rates at the subject property are at or below market. According to the appraisal, there are no new units under construction or planned in this market.

Naval Station Everett is located approximately 10 miles south of the property and is one of the Navy's most modern facilities. The Naval Station opened in 1994 and achieved full-scale operation in 1997. Approximately 6,000 sailors and civilians are employed at Naval Station Everett and according to the Naval Housing Office, the demand for housing exceeds capacity at the base. 426 enlisted personnel at the Naval Station are on a waiting list for housing. As a result of the lack of housing for military personnel, the sponsor and the Department of the Navy entered into a 30-year operating agreement. Pursuant to this agreement, the Department of the Navy is obligated to pay any gap that exists between market rental rates and the Navy personnel's allowance for housing. While the agreement does not require the Navy to utilize the units, the shortage of affordable housing together with its financial interest in the property suggests that the Navy will continue to utilize the apartments for the full term of the agreement.

PROPERTY MANAGEMENT. The property manager, Pinnacle Realty Management Company, a company unrelated to the Borrower or its principals. Pinnacle Realty Management Company is an international real estate management and brokerage firm headquartered in Seattle. It currently manages approximately 100,000 multifamily housing units and 9 million sq.ft. of commercial space located in 41 states and Western Canada.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS.  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $29,000,000
                       CARROLL'S CREEK LANDING APARTMENTS   DSCR:    1.20x
                                                            LTV:     75.8%
--------------------------------------------------------------------------------















                                     [MAP]















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $25,049,344
                             CHINO HILLS MARKETPLACE        DSCR:    1.41x
                                                            LTV:     71.0%
--------------------------------------------------------------------------------





                                   [PICTURE]





                 [PICTURE]                              [PICTURE]





                                   [PICTURE]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $25,049,344
                             CHINO HILLS MARKETPLACE        DSCR:    1.41x
                                                            LTV:     71.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                   GECC

LOAN PURPOSE:                  Refinance

ORIGINAL PRINCIPAL BALANCE:    $25,300,000

CUT-OFF PRINCIPAL BALANCE:     $25,049,344

% BY INITIAL UPB:              2.1%

INTEREST RATE:                 7.34%

PAYMENT DATE:                  1st of each month

FIRST PAYMENT DATE:            October 1, 2001

MATURITY DATE:                 September 1, 2011

AMORTIZATION:                  360 Months

CALL PROTECTION:               Lockout for 24 months from securitization date,
                               then defeasance is permitted. On and after June
                               1, 2011, prepayment can be made without penalty.

SPONSOR: Weingarten Realty Investors, a real estate investment trust (NYSE: WRI) rated "A" and "A3" by S&P and Moody's, respectively

BORROWER:                      WRI/Chino Hills, LLC

ADDITIONAL FINANCING:          None

LOCKBOX:                       None

INITIAL RESERVES:              Tax:              $180,000
                               Insurance:        $10,551

MONTHLY RESERVES:              Tax:              $27,771
                               Insurance:        $10,551
                               TI / LC:          $15,030
                               Replacement:      $4,705
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ.FT.:         $77.29
BALLOON BALANCE / SQ.FT.:      $68.67
LTV:                           71.0%
BALLOON LTV:                   63.0%
DSCR:                          1.41x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Anchored Retail

COLLATERAL:                    Fee simple interest in a class
                               A grocery anchored community shopping center located approximately 35 miles east of downtown
                               Los Angeles

LOCATION:                      Chino Hills, California

YEAR BUILT / RENOVATED:        1991 / NAP

TOTAL AREA:                    324,110 sq.ft.

PROPERTY MANAGEMENT:           Weingarten Realty Management Company, an
                               affiliate of the Borrower

OCCUPANCY (AS OF 6/03/02):     93.1%

UNDERWRITTEN NET CASH FLOW:    $2,947,703

APPRAISED VALUE:               $35,300,000

APPRAISAL DATE:                1/15/2001
--------------------------------------------------------------------------------

-------------------------------------------------------------------
                          MAJOR TENANTS
-------------------------------------------------------------------
                                                        LEASE
         TENANT             % NRSF      RENT PSF      EXPIRATION
-------------------------------------------------------------------
K-Mart Corp                 29.5%        $4.96        12/31/2015
-------------------------------------------------------------------
Von's                       13.3%        $9.97        01/31/2016
-------------------------------------------------------------------
Rite Aid                     7.4%        $8.46        02/01/2016
-------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $25,049,344
                             CHINO HILLS MARKETPLACE        DSCR:    1.41x
                                                            LTV:     71.0%
--------------------------------------------------------------------------------

THE CHINO HILLS MARKETPLACE LOAN

THE LOAN. The Chino Hills Marketplace Loan is secured by a first mortgage on Chino Hills Marketplace in Chino Hills, California, 35 miles east of downtown, Los Angeles. The mortgaged property was purchased in August 2002 for $36,000,000 and the loan was assumed by the current borrower.

THE BORROWER. The borrower is a bankruptcy-remote entity whose manager has an independent director. The sponsor of the borrower, Weingarten Realty investors (NYSE: WRI), is a real estate investment trust rated "A "and "A3" by S&P and Moody's, respectively. Weingarten's current portfolio consists of 299 properties in 18 states comprising approximately 37.6MM square feet, approximately 81% of which is retail and 19% is industrial.

THE PROPERTY. The property consists of nine, one-story buildings containing 324,110 square feet of GLA on approximately 27 acres. The property is situated on the northeast corner of Chino Hills Parkway and Pipeline Avenue, adjacent to Highway 71. According to the Appraisal, Chino Hills Marketpace is in a convenient location and is on the "going home" side of the traffic pattern to the residential area. Approximately 44,500 cars per day pass the center.

SIGNIFICANT TENANTS. The property is 93.1% leased by 64 tenants. The three largest tenants are: K-Mart, Von's, and Rite Aid. The remaining tenant base is a mix of local, regional and national retailers none of which lease more than 2.4% of the space. Tenant leases are generally NNN.

K-Mart occupies 95,679 sq.ft. (29.5% of total space) at a rent of $4.96psf (which represents 11.1% of economic rent) under a lease expiring December 2015. K-Mart's lease at this location commenced November 1990. On January 22, 2002, K-Mart Corporation filed Chapter 11 bankruptcy. K-Mart has neither assumed nor rejected its lease and has been granted an extension for making a decision on its leases. K-Mart obtained $2.0 billion in financing to fund their operations through the bankruptcy process. Sales per square foot for the most recently available period at this location were $152 psf (excluding the garden center).

Von's occupies 43,080 sq.ft. (13.3% of total space) at a rent of $9.97psf (which represents 10.0% of economic rent) under a lease expiring January 2016. Von's, a supermarket, took possession of the space in January 2002, via a sublease from Lucky's who closed their store after they were acquired by Albertsons. Von's is owned by Safeway, Inc. (S&P "BBB", Moody's "Baa2"), and is one of the largest food and drugstore chains in North America. Both Von's and Albertsons (S&P "BBB+", Fitch "BBB+" and Moody's "Baa1") will remain liable on the lease throughout its term.

Rite Aid occupies 23,830 sq.ft. (7.4% of total space) at a rent of $8.46psf (which represents 4.7% of economic rent) under a lease expiring February 2016. Rite Aid Corporation is the second largest retail drugstore chain in the United States based on number of stores. Sales per square foot for the 12 months ended April 2002 were $211psf with positive month over month trend comparisons for the previous year.

THE MARKET. According to the appraisal, Chino Hills is a growing "bedroom" community in San Bernadino County with, as of 2000, a population of 75,862 and average household income of $68,607 within a 3 mile trade area. As of second quarter 2002, the San Gabriel Valley East sub-market contained 9,191,000 sf of neighborhood and community shopping center space with a reported vacancy rate of 6.4% and average asking rent of $18.29 psf.

PROPERTY MANAGEMENT. Weingarten Realty Management Company, an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS.  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $25,049,344
                             CHINO HILLS MARKETPLACE        DSCR:    1.41x
                                                            LTV:     71.0%
--------------------------------------------------------------------------------














                                      [MAP]















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $25,000,000
                               FREDERICK CROSSING           DSCR:    1.46x
                                                            LTV:     79.6%
--------------------------------------------------------------------------------





                                    [PICTURE]





                                    [PICTURE]




                [PICTURE]                              [PICTURE]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $25,000,000
                               FREDERICK CROSSING           DSCR:    1.46x
                                                            LTV:     79.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                   GECC

LOAN PURPOSE:                  Refinance

ORIGINAL PRINCIPAL BALANCE:    $25,000,000

CUT-OFF PRINCIPAL BALANCE:     $25,000,000

% BY INITIAL UPB:              2.1%

INTEREST RATE:                 5.95%

PAYMENT DATE:                  1st of each month

FIRST PAYMENT DATE:            December 1, 2002

MATURITY DATE:                 November 1, 2012

AMORTIZATION:                  360 Months

CALL PROTECTION:               Lockout for 24 months from securitization date,
                               then defeasance is permitted. On and after August
                               1, 2012, prepayment can be made without penalty.

SPONSOR:                       Milton V. Peterson

BORROWER:                      Frederick Crossing Retail Associates, L.C.

ADDITIONAL FINANCING:          None

LOCKBOX:                       None

INITIAL RESERVES:              Tax:                 $36,213
                               Insurance:           $42,240
                               Immediate Repair:    $4,375
                               Tenant Related:      $309,780 (1)

MONTHLY RESERVES:              Tax:                 $18,106
                               Insurance:           $0 (2)
                               TI/LC:               $10,035 (3)
                               Replacement:         $3,240
--------------------------------------------------------------------------------
1. $300,000 to be released when Galaxy Furniture is in-place for 2 months, Salley Beauty TI's of $9,780.
2. Borrower deposited one year of cost of insurance at closing $42,240 in lieu of monthly escrows for insurance.
3.   TI/LC Reserve capped at $150,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ.FT.:         $92.70
BALLOON BALANCE / SQ.FT.:      $78.50
LTV:                           79.6%
BALLOON LTV:                   67.4%
DSCR:                          1.46x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Anchored Retail

COLLATERAL:                    Fee and leasehold interest in the multi-tenant,
                               regional shopping center

LOCATION:                      Frederick, MD

YEAR BUILT / RENOVATED:        1998 / 2002

TOTAL AREA:                    269,699 sq.ft.

PROPERTY MANAGEMENT:           Peterson Retail Manager LC, an affiliate of
                               the Borrower

OCCUPANCY (AS OF 8/8/02):      96.7%

UNDERWRITTEN NET CASH FLOW:    $2,609,034

APPRAISED VALUE:               $31,400,000

APPRAISAL DATE:                September 4, 2002
--------------------------------------------------------------------------------

                             MAJOR TENANTS
-------------------------------------------------------------------------
                                  LEASE
           TENANT                % NRSF      RENT PSF      EXPIRATION
-------------------------------------------------------------------------
Kohl's Department Store          32.1%        $8.75         08/19/19
-------------------------------------------------------------------------
Best Buy                         16.8%        $11.00        01/31/15
-------------------------------------------------------------------------
Ross Stores                      11.2%        $11.00        01/31/12
-------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $25,000,000
                               FREDERICK CROSSING           DSCR:    1.46x
                                                            LTV:     79.6%
--------------------------------------------------------------------------------

THE FREDERICK CROSSING LOAN

THE LOAN. The Frederick Crossing Loan is secured by an Indemnity Leasehold Deed of Trust (IDOT) on the Frederick Crossing Shopping Center located in Frederick, Maryland, 40 miles north of Washington D.C. and 50 miles west of Baltimore, Maryland.

THE BORROWER. The Borrower is a bankruptcy-remote entity whose managing member has an independent director. The sponsor of the borrower, Milton Peterson, is the founder and CEO of The Peterson Companies, one of the largest privately-held development companies in the region. The Company has developed 20,000 residential lots, 3MM sq.ft. of retail space, 4MM sq.ft. of office space, and 3,000 apartment units.

THE PROPERTY. Frederick Crossing Shopping Center is a regional shopping center situated on a 29.2 acre site, secured by four one-story buildings totaling 269,699 square feet. The Property is located in Frederick, Maryland, 40 miles north of Washington D.C. and 50 miles west of Baltimore. The Property is located along I-70, between Buckeystown Pike (Route 85) and New Design Road, the primary retail corridor within the market and is heavily influenced by the Francis Scott Key Mall. Francis Scott Key Mall, anchored by Hecht's, Sears, JC Penney, and Value Center, contains 730,000 sq.ft. (97% occupied) and is located one-half mile south of the Property.

SIGNIFICANT TENANTS. The property is 96.7% leased by 15 tenants. The three largest tenants are: Kohl's, Best Buy, and Ross Stores. Smaller tenants include A.C. Moore Arts & Crafts (20,423 sq.ft.), and Bassett Furniture (12,100 sq.ft.). There is a pad site situated on the premises, which is leased to Chuck E. Cheese's and is comprised of a 10,600 sq.ft. children's entertainment center. Off Broadway Shoes, Inc., is constructing a 25,000 sq.ft. pad site anticipated to be delivered in September 2003 and has signed a lease for the space. With the addition of this lease, the property would generate a higher debt service coverage ratio. However, GECC did not include this income in underwriting.

Kohl's Department Store occupies 86,584 sq.ft. (32.1% of total space) under a twenty-year lease with a rent of $8.75psf expiring in August 2019. Kohl's is a national retailer that operates family-oriented, specialty department stores selling moderately priced apparel, shoes, accessories, and home products. For the 12-month period ending January 2002, this store had $227psf in sales. The company is based in Menomonee Falls, WI and operates over 420 stores in 33 states. Founded in 1962, the company employs over 60,000 employees. The company reported $7.49 Billion in retail sales in 2001, which is a 22% increase over 2000. Net income grew by 33% to $496MM. Kohl's is rated A- by S&P, A3 by Moody's.

Best Buy occupies 45,212 sq.ft. (16.8% of total space) under a fifteen-year lease with a rent of $11.00psf expiring in January 2015. Best Buy is the Nation's largest specialty retailer of consumer electronics, personal computers, entertainment software and appliances. The company is based in Eden Prairie, MN and operates 490 stores in 44 states. Founded in 1966, the company employs over 94,000 employees. The company reported $19.6 Billion in retail sales in 2001, which is a 28% increase over 2000. Best Buy is rated BBB- by S&P, Baa3 by Moody's and BBB by Fitch.

Ross Stores, Inc. occupies 30,139 sq.ft. (11.2% of total space) under a ten-year lease with a rent of $11.00psf expiring in January 2012. Ross Stores, Inc. operates a chain of off-price retail stores offering first quality, in-season, branded apparel and accessories for the entire family at prices that average 20% to 60% less than department and specialty stores. The company operates over 480 stores in 22 states and is headquartered in Newark, CA. The company reported retail sales of $2.99 Billion in 2001, a 10% increase. Ross Stores, Inc. is rated BBB by S&P.

THE MARKET. Frederick Crossing Shopping Center is located in Frederick, Maryland. The appraiser defined market rents by dividing the space between Anchors, Junior Anchors, In-Line Space and Pad Sites. Anchor space has an indicated range from $10.00 to $11.25psf. Junior Anchor space, ranging in size from 20,000 to 45,000 sq.ft. indicates a rent range from $10.05 to $15.50psf. The subject's, Ross For Less, is a recently signed lease and its $11.00psf rent fall within appraiser's range for Junior Anchors. In-Line space ranging in size from 1,300 to 6,250 sq.ft. have market rents ranging from $15.00 to $27.00psf with most of the rents falling in the $17.00 to $22.00psf range. The subject's in-line leases are at rents of $14-$19psf. Market rent for freestanding sites was estimated at $20.00psf.

The subject neighborhood is approximately 75% developed and can be classified as being in the growth stage of its life cycle. Frederick County has been designated one of the fastest growing counties in Maryland. Demographic information for the five-mile radius around the subject reports the estimated 2002 population is 89,404, which is a 6% increase from the 2000 Census figures. The subject area is one of the fastest growing of the outlying suburbs of Washington and Baltimore areas and is expected to experience an estimated 10% increase in population growth by 2006.

The total primary competition in the subject's market area totals $1.7MM sq.ft. with an overall vacancy for this inventory of 9%. The appraisal denotes that five of the seven centers in the immediate area, including the subject have vacancy rates of 6% or less, and well-positioned retail centers have vacancy rates of 5% or less.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $25,000,000
                               FREDERICK CROSSING           DSCR:    1.46x
                                                            LTV:     79.6%
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The property manager, Peterson Retail Management, LLC, is an affiliate of the Borrower. Peterson Retail Management has developed in excess 20,000 residential lots, 3MM sq.ft. of retail space, 4MM sq.ft. of office space, and 3,000 apartment units. The Peterson Companies currently manage 3.8MM sq.ft. of owned or managed retail space.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS.  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.   Not Allowed.

GROUND LEASE. The mortgage loan is secured by the fee and leasehold interest in the property. The ground lease, as amended, extends through 2054, including renewal periods. The fee interest is owned by affiliates of the borrower and is subordinated to the mortgage.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $25,000,000
                               FREDERICK CROSSING           DSCR:    1.46x
                                                            LTV:     79.6%
--------------------------------------------------------------------------------















                                     [MAP]
















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $21,966,292
                        MEDLOCK CROSSING SHOPPING CENTER    DSCR:    1.30x
                                                            LTV:     75.0%
--------------------------------------------------------------------------------







                                   [PICTURE]







                                   [PICTURE]







                                   [PICTURE]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $21,966,292
                        MEDLOCK CROSSING SHOPPING CENTER    DSCR:    1.30x
                                                            LTV:     75.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                   GACC

LOAN PURPOSE:                  Acquisition

ORIGINAL PRINCIPAL BALANCE:    $22,000,000

CUT-OFF PRINCIPAL BALANCE:     $21,966,292

% BY INITIAL UPB:              1.9%

INTEREST RATE:                 6.770%

PAYMENT DATE:                  1st of each month

FIRST PAYMENT DATE:            October 1, 2002

ANTICIPATED PREPAYMENT DATE:   September 1, 2012

FINAL MATURITY DATE:           September 1, 2032

AMORTIZATION:                  360 months

CALL PROTECTION:               Lockout for 24 months from securitization date,
                               then defeasance is permitted. On and after June
                               1, 2012, prepayment can be made without penalty.

SPONSOR:                       The Glazer Family

BORROWER:                      Medlock Crossing Shopping Center Duluth, GA. LP

ADDITIONAL FINANCING:          None

LOCKBOX:                       Hard

INITIAL RESERVES:              Tax:                 $231,415
                               Insurance:           $34,636
                               Engineering:         $13,125

MONTHLY RESERVES:              Tax:                 $17,801
                               Insurance:           $3,928
                               TI / LC:             $11,083(1)
                               Replacement:         $2,653
--------------------------------------------------------------------------------
1. If sales at Regal Cinemas falls below $340,000 per screen during a 12-month period, an additional $13,333 per month will be required.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ.FT.:         $138.01
BALLOON BALANCE / SQ.FT.:      $119.81
LTV:                           75.0%
BALLOON LTV:                   65.1%
DSCR:                          1.30x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Anchored Retail

COLLATERAL:                    Fee simple interest in the shopping center

LOCATION:                      Duluth, GA (Atlanta MSA)

YEAR BUILT / RENOVATED:        1999 / NAP

TOTAL AREA:                    159,163 sq.ft.

PROPERTY MANAGEMENT:           Plaza Management Corporation, an affiliate of
                               the Borrower

OCCUPANCY (AS OF 8/8/02):      98.7%

UNDERWRITTEN NET CASH FLOW:    $2,224,070

APPRAISED VALUE:               $29,300,000

APPRAISAL DATE:                June 13, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   MAJOR TENANTS
--------------------------------------------------------------------------------
                                                                         LEASE
                TENANT                     % NRSF      RENT PSF       EXPIRATION
--------------------------------------------------------------------------------
Regal Cinemas                              44.5%        $14.00         02/28/18
--------------------------------------------------------------------------------
Garrison`s Cowtippers Steak Restaurant      5.0%        $25.00         12/31/14
--------------------------------------------------------------------------------
Macaroni Grill Restaurant                   4.8%        $14.40         07/31/09
--------------------------------------------------------------------------------
* The property is also occupied by 37 additional tenants.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $21,966,292
                        MEDLOCK CROSSING SHOPPING CENTER    DSCR:    1.30x
                                                            LTV:     75.0%
--------------------------------------------------------------------------------

THE MEDLOCK CROSSING SHOPPING CENTER LOAN

THE LOAN. The Medlock Crossing Shopping Center loan is secured by a first mortgage on the Medlock Crossing Shopping Center located in Duluth, Georgia, 24 miles North of Atlanta.

THE BORROWER. The borrower, Medlock Crossing Shopping Center Duluth, Ga. LP, a Delaware limited liability company is a bankruptcy-remote, single-purpose entity. The ownership interests in Borrower and General Partner are divided equally among Kevin Glazer, Bryan Glazer, Joel Glazer, Edward Glazer, Darcie Glazer and Avram Glazer (together the "Glazer Sponsors"). The Glazer Sponsors' main operating company, First Allied Corporation, specializes in the ownership, management and leasing of community and neighborhood shopping centers located throughout the U.S. Headquartered in Rochester, New York, the company also has offices in Florida and California. First Allied Corporation concentrates on acquiring both anchored and non-anchored shopping centers (20,000sf + in size) located in densely populated neighborhoods. Acquisitions, which have ranged in price from $3 million to $500 million, are made solely for the company's own portfolio. The company is additionally one of the largest independent owners of mobile home parks in the U.S., and it owns healthcare facilities in Vermont, Wisconsin, New York, and Connecticut. The Glazer Sponsors' also owns the NFL Tampa Bay Buccaneers football team, Houlihan Restaurants, Inc., Zapata, Inc. (an oil and gas company), and four affiliated television stations. As of June 12, 2002, the Glazer Sponsors' had a combined net worth in excess of $60 million. Including family patriarch Malcolm Glazer (#313 on Forbes 400), the Glazer Family has a combined net worth estimated in excess of $750 million.

THE PROPERTY. The Medlock Crossing Shopping Center loan is secured by a 159,163 sq.ft. shopping center located in Duluth, Georgia, 24 miles north of Atlanta at the intersection of two major area roadways, State Bridge Road (1,000 feet of frontage) and Medlock Bridge Road (500 feet of frontage). The center consists of 4 one-story buildings situated on a 21.16-acre site. The center is anchored by a state-of-the-art 18-screen Regal Cinemas. The property is comprised of a good mix of approximately 40 tenants ranging in size from 1,000 sq.ft. (0.6% of NRA; 1.3% of GPR) to 8,010 sq.ft. (5.0% of NRA; 7.0% of GPR). They include both men's and women's clothing stores, a Starbucks Coffee, Ben & Jerry's Ice Cream, an antiques store, a day spa, a florist, a jewelry store and other small boutique stores. Apart from Regal Cinemas, no tenant occupies more than 5% of the center's NRA, and no tenant contributes more than 7% to the GPR. The center has 1,387 surface parking spaces, a ratio of 8.7 spaces per 1,000 sq.ft. of net rentable area.

SIGNIFICANT TENANTS. The property is 91.3% leased by approximately 40 tenants. The three largest tenants are: Regal Cinemas, Garrison`s Cowtippers Steak Restaurant, and Macaroni Grill Restaurant. The property is shadow-anchored by a Wal-Mart (rated `AA' by S&P, `Aa2' by Moody's and `AA' by Fitch) and a Publix grocer, the dominant grocery chain in the Atlanta market.

Regal Cinemas occupies 70,770 sq.ft. (44.5% of total space, 33% of GPR) under a lease with a rent of $14.00psf expiring in February 2018. April 2002 trailing 12-month sales were $388,000 per screen with an occupancy cost of 14.2%. The cinema has stadium seating, Dolby sound systems, a cafe and a game room. With sales of $388,000 per screen for the 12 months ended April 30, 2002, this theater is reportedly one of the top grossing theaters in the State of Georgia.

Regal Cinemas is the second largest theatre chain in America with more than 5,711 screens at theatres in 36 states. In January 2002, Regal Cinemas emerged from bankruptcy. In March 2002, Regal Cinemas, United Artists Theatre Company, and Edwards Theatres were combined to form the new Regal Entertainment Group, which raised $342MM in equity through an IPO in May 2002. Regal Entertainment Group is rated 'BB-' with a stable outlook by S&P. If sales at the cinema drop below $340,000 per screen, the borrower will have to escrow TI/LC reserves of $160,000 annually with no cap.

Garrison's Cowtippers Steak Restaurant occupies 8,010 sq.ft. (5.0% of total space) under a lease with a rent of $25.00psf expiring in December 2014.

Macaroni Grill Restaurant occupies 7,638 sq.ft. (4.8% of total space) under a lease with a rent of $14.40psf expiring in July 2009. Macaroni Grill is a chain of 184 Italian restaurants located in almost all 50 U.S. states, Mexico, Canada, England and Puerto Rico.

THE MARKET. Medlock Crossing Shopping Center is located in Duluth, Georgia within the Sandy Springs/North Fulton sub-market approximately 24 miles north of Atlanta. This sub-market has approximately 10.5 million square feet of retail space, and, as of the end of the first quarter 2002, had an overall vacancy rate of 8.9%. Recent rental rates for in-line space in comparable centers ranged from $17.50psf to $25.00psf. The Wal-Mart and Publix grocer that shadow anchor the property generate a substantial amount of traffic within the subject's immediate area. As of 2001, the population of Fulton County was 829,809, a 27.9% increase over the 1990 population of 648,951 (a 2.5% annual growth rate). Fulton County also had the second highest average household income of the 20-county Atlanta MSA. As of 2001, Fulton County's average household income was $89,644 compared with the overall MSA average

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $21,966,292
                        MEDLOCK CROSSING SHOPPING CENTER    DSCR:    1.30x
                                                            LTV:     75.0%
--------------------------------------------------------------------------------

household income of $76,491. The average household income in the subject's trade area is $167,770. Atlanta has a high level of employment diversity, strong in-migration, and low business costs. During each of the past 10 years, an average of 182 companies have relocated to Atlanta, with a fifth of these companies coming from outside the U.S. The metropolitan area is home to operations of over 700 of the Fortune 1,000 companies, while 25 of the Fortune 500 companies are headquartered in the Atlanta area.

PROPERTY MANAGEMENT. The property manager, Plaza Management Corporation, is a subsidiary of First Allied Corporation and is a privately-held company owned by the Glazer Family. First Allied Corporation specializes in the ownership, management and leasing of community and neighborhood shopping centers located throughout the United States. Headquartered in Rochester, New York, First Allied Corporation has offices in New York, Florida and California. Presently, First Allied Corporation and/or its subsidiaries manage 31 neighborhood shopping centers in 12 states.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS.  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $21,966,292
                        MEDLOCK CROSSING SHOPPING CENTER    DSCR:    1.30x
                                                            LTV:     75.0%
--------------------------------------------------------------------------------















                                      [MAP]















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

                      STATEMENT REGARDING ASSUMPTIONS AS TO
                      -------------------------------------
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
               ---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P.Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bank of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch Pierce Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

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